UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number    811-07205

Variable Insurance Products Fund III

 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210

 (Address of principal executive offices)       (Zip code)

Cynthia Lo Bessette, Secretary

245 Summer St.

Boston, Massachusetts  02210

(Name and address of agent for service)

Registrant's telephone number, including area code:

617-563-7000

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2022

Item 1.

Reports to Stockholders

Fidelity® Variable Insurance Products:

Value Strategies Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-7.03%	8.38%	10.22%
Service Class	-7.19%	8.27%	10.11%
Service Class 2	-7.35%	8.10%	9.94%
Investor Class	-7.11%	8.29%	10.13%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Value Strategies Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell Midcap® Value Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager Matt Friedman:
For the fiscal year ending December 31, 2022, the fund's share classes returned roughly -7%, outperforming the -12.03% result of the benchmark Russell Midcap ® Value Index. The top contributor to performance versus the benchmark were stock picks in health care. Strong picks in the financials sector, primarily driven by the diversified financials industry, also boosted the fund's relative result. Also boosting performance was an overweighting and stock picks in energy. The fund's top individual relative contributor was an overweighting in Hess, which gained 92% the past year. The company was among our largest holdings. The fund's non-benchmark position in Canadian National Resources, the biggest holding in the fund, gained about 38%. We trimmed positions in both Hess and Canadian Natural Resources. The fund's non-benchmark investment in Cigna, one of the fund's largest holdings, gained roughly 46%. We reduced our exposure to the stock. In contrast, the biggest detractor from performance versus the benchmark was security selection in materials. Weak picks in real estate also hampered the fund's relative result. Also hindering the fund's relative performance was stock selection in the consumer discretionary sector, primarily within the retailing industry. Our non-benchmark position in Cushman & Wakefield was the fund's biggest individual relative detractor, due to its -44% result. This was among our largest holdings. Also hurting performance was our outsized stake in Signature Bank, which returned -64%. We added to our investment the past 12 months. Another key detractor was our out-of-benchmark position in Unisys (-75%). We pared our stake. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to real estate.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Canadian Natural Resources Ltd.	2.6
PG&E Corp.	2.1
Hess Corp.	2.1
Halliburton Co.	1.9
Cigna Corp.	1.8
East West Bancorp, Inc.	1.6
Flex Ltd.	1.5
Ameriprise Financial, Inc.	1.5
The Travelers Companies, Inc.	1.5
Cushman & Wakefield PLC	1.5
18.1

Market Sectors (% of Fund's net assets)

Industrials	16.8
Financials	16.6
Consumer Discretionary	11.8
Materials	10.1
Energy	9.5
Utilities	8.6
Real Estate	7.9
Health Care	7.0
Information Technology	5.5
Consumer Staples	3.6
Communication Services	2.3

Asset Allocation (% of Fund's net assets)

Foreign investments - 18.2%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 99.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 2.3%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (a)	144,500	4,793,246
Interactive Media & Services - 0.5%
Ziff Davis, Inc. (b)	42,900	3,393,390
Media - 1.0%
Interpublic Group of Companies, Inc.	117,900	3,927,249
Nexstar Broadcasting Group, Inc. Class A	15,700	2,747,971
		6,675,220
TOTAL COMMUNICATION SERVICES		14,861,856
CONSUMER DISCRETIONARY - 11.8%
Auto Components - 1.3%
Adient PLC (b)	140,700	4,880,883
Autoliv, Inc.	48,900	3,744,762
		8,625,645
Diversified Consumer Services - 0.8%
Adtalem Global Education, Inc. (b)	149,411	5,304,091
Hotels, Restaurants & Leisure - 0.7%
Caesars Entertainment, Inc. (b)	110,600	4,600,960
Household Durables - 2.1%
Mohawk Industries, Inc. (b)	37,702	3,853,898
Taylor Morrison Home Corp. (b)	106,800	3,241,380
Tempur Sealy International, Inc.	191,700	6,581,061
		13,676,339
Internet & Direct Marketing Retail - 0.8%
eBay, Inc.	121,500	5,038,605
Leisure Products - 0.5%
Mattel, Inc. (b)	190,300	3,394,952
Multiline Retail - 1.6%
Dollar Tree, Inc. (b)	45,600	6,449,664
Kohl's Corp.	86,300	2,179,075
Nordstrom, Inc. (c)	101,900	1,644,666
		10,273,405
Specialty Retail - 3.3%
American Eagle Outfitters, Inc. (c)	468,002	6,533,308
Lithia Motors, Inc. Class A (sub. vtg.) (c)	17,200	3,521,528
Rent-A-Center, Inc.	121,900	2,748,845
Sally Beauty Holdings, Inc. (b)	207,900	2,602,908
Victoria's Secret & Co. (b)	164,900	5,900,122
		21,306,711
Textiles, Apparel & Luxury Goods - 0.7%
Capri Holdings Ltd. (b)	75,300	4,316,196
TOTAL CONSUMER DISCRETIONARY		76,536,904
CONSUMER STAPLES - 3.6%
Beverages - 0.9%
Primo Water Corp.	366,200	5,690,748
Food & Staples Retailing - 1.3%
U.S. Foods Holding Corp. (b)	251,600	8,559,432
Food Products - 1.4%
Darling Ingredients, Inc. (b)	141,563	8,860,428
TOTAL CONSUMER STAPLES		23,110,608
ENERGY - 9.5%
Energy Equipment & Services - 2.9%
Halliburton Co.	307,500	12,100,125
Liberty Oilfield Services, Inc. Class A	236,204	3,781,626
Valaris Ltd. (b)	41,500	2,806,230
		18,687,981
Oil, Gas & Consumable Fuels - 6.6%
Canadian Natural Resources Ltd.	310,700	17,253,718
Hess Corp.	94,300	13,373,626
HF Sinclair Corp.	101,600	5,272,024
Tourmaline Oil Corp.	138,300	6,978,328
		42,877,696
TOTAL ENERGY		61,565,677
FINANCIALS - 16.6%
Banks - 3.7%
East West Bancorp, Inc.	159,800	10,530,820
First Citizens Bancshares, Inc.	8,200	6,218,552
Signature Bank	62,100	7,155,162
		23,904,534
Capital Markets - 3.8%
Ameriprise Financial, Inc.	31,500	9,808,155
Lazard Ltd. Class A	150,814	5,228,721
LPL Financial	44,000	9,511,480
		24,548,356
Consumer Finance - 1.8%
OneMain Holdings, Inc.	130,700	4,353,617
SLM Corp.	421,500	6,996,900
		11,350,517
Diversified Financial Services - 1.3%
Apollo Global Management, Inc.	136,100	8,681,819
Insurance - 5.2%
American Financial Group, Inc.	33,000	4,530,240
Arch Capital Group Ltd. (b)	129,500	8,130,010
Assurant, Inc.	57,800	7,228,468
Reinsurance Group of America, Inc.	29,205	4,149,738
The Travelers Companies, Inc.	52,200	9,786,978
		33,825,434
Thrifts & Mortgage Finance - 0.8%
Walker & Dunlop, Inc.	63,400	4,975,632
TOTAL FINANCIALS		107,286,292
HEALTH CARE - 7.0%
Biotechnology - 1.0%
United Therapeutics Corp. (b)	23,900	6,646,351
Health Care Providers & Services - 4.4%
AdaptHealth Corp. (b)	240,700	4,626,254
Centene Corp. (b)	81,800	6,708,418
Cigna Corp.	35,600	11,795,704
Tenet Healthcare Corp. (b)	103,500	5,049,765
		28,180,141
Life Sciences Tools & Services - 0.4%
Syneos Health, Inc. (b)	76,300	2,798,684
Pharmaceuticals - 1.2%
Jazz Pharmaceuticals PLC (b)	47,000	7,487,570
TOTAL HEALTH CARE		45,112,746
INDUSTRIALS - 16.8%
Air Freight & Logistics - 0.9%
FedEx Corp.	32,100	5,559,720
Building Products - 1.3%
Builders FirstSource, Inc. (b)	134,700	8,739,336
Commercial Services & Supplies - 0.8%
The Brink's Co.	101,500	5,451,565
Construction & Engineering - 4.2%
Fluor Corp. (b)	258,000	8,942,280
Granite Construction, Inc.	142,100	4,983,447
MDU Resources Group, Inc.	172,300	5,227,582
Willscot Mobile Mini Holdings (b)	172,800	7,805,376
		26,958,685
Electrical Equipment - 1.8%
Regal Rexnord Corp.	56,500	6,778,870
Sensata Technologies, Inc. PLC	115,900	4,680,042
		11,458,912
Machinery - 3.8%
Allison Transmission Holdings, Inc.	119,900	4,987,840
Crane Holdings Co.	51,900	5,213,355
Flowserve Corp.	260,100	7,979,868
Kennametal, Inc.	258,500	6,219,510
		24,400,573
Professional Services - 1.0%
Manpower, Inc.	81,300	6,764,973
Road & Rail - 2.2%
RXO, Inc. (b)	136,000	2,339,200
TFI International, Inc. (Canada)	54,200	5,428,406
U-Haul Holding Co. (non-vtg.)	35,965	1,977,356
XPO, Inc. (b)	132,400	4,407,596
		14,152,558
Trading Companies & Distributors - 0.8%
Beacon Roofing Supply, Inc. (b)	100,600	5,310,674
TOTAL INDUSTRIALS		108,796,996
INFORMATION TECHNOLOGY - 5.5%
Communications Equipment - 0.5%
Lumentum Holdings, Inc. (b)	59,300	3,093,681
Electronic Equipment & Components - 2.2%
Flex Ltd. (b)	468,800	10,060,448
Vontier Corp.	234,800	4,538,684
		14,599,132
IT Services - 2.1%
Fidelity National Information Services, Inc.	95,100	6,452,535
SS&C Technologies Holdings, Inc.	103,200	5,372,592
Unisys Corp. (b)	330,077	1,686,693
		13,511,820
Software - 0.7%
NCR Corp. (b)	183,300	4,291,053
TOTAL INFORMATION TECHNOLOGY		35,495,686
MATERIALS - 10.1%
Chemicals - 3.7%
Axalta Coating Systems Ltd. (b)	189,500	4,826,565
Methanex Corp. (c)	118,400	4,482,624
Olin Corp.	125,201	6,628,141
Tronox Holdings PLC	238,000	3,262,980
Westlake Corp.	48,800	5,003,952
		24,204,262
Construction Materials - 0.5%
Eagle Materials, Inc.	24,800	3,294,680
Containers & Packaging - 2.1%
Crown Holdings, Inc.	71,300	5,861,573
O-I Glass, Inc. (b)	284,600	4,715,822
WestRock Co.	88,300	3,104,628
		13,682,023
Metals & Mining - 3.0%
ArcelorMittal SA Class A unit GDR	148,800	3,901,536
Arconic Corp. (b)	315,700	6,680,212
Constellium NV (b)	376,100	4,449,263
Freeport-McMoRan, Inc.	117,700	4,472,600
		19,503,611
Paper & Forest Products - 0.8%
Louisiana-Pacific Corp.	84,500	5,002,400
TOTAL MATERIALS		65,686,976
REAL ESTATE - 7.9%
Equity Real Estate Investment Trusts (REITs) - 5.1%
CubeSmart	225,400	9,072,350
Equinix, Inc.	5,800	3,799,174
Equity Lifestyle Properties, Inc.	102,100	6,595,660
Prologis (REIT), Inc.	43,747	4,931,599
Welltower, Inc.	136,700	8,960,685
		33,359,468
Real Estate Management & Development - 2.8%
Cushman & Wakefield PLC (b)	771,500	9,612,890
Jones Lang LaSalle, Inc. (b)	47,500	7,570,075
WeWork, Inc. (b)(c)	540,500	772,915
		17,955,880
TOTAL REAL ESTATE		51,315,348
UTILITIES - 8.6%
Electric Utilities - 6.4%
Constellation Energy Corp.	93,533	8,063,480
Edison International	112,900	7,182,698
Entergy Corp.	67,700	7,616,250
FirstEnergy Corp.	110,400	4,630,176
PG&E Corp. (b)	847,600	13,781,976
		41,274,580
Independent Power and Renewable Electricity Producers - 2.2%
The AES Corp.	333,300	9,585,708
Vistra Corp.	201,300	4,670,160
		14,255,868
TOTAL UTILITIES		55,530,448
TOTAL COMMON STOCKS (Cost $549,433,759)		645,299,537

Money Market Funds - 2.4%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (d)	1,879,441	1,879,817
Fidelity Securities Lending Cash Central Fund 4.37% (d)(e)	13,677,749	13,679,117
TOTAL MONEY MARKET FUNDS (Cost $15,558,934)		15,558,934

TOTAL INVESTMENT IN SECURITIES - 102.1% (Cost $564,992,693)	660,858,471
NET OTHER ASSETS (LIABILITIES) - (2.1)%	(13,740,610)
NET ASSETS - 100.0%	647,117,861

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $4,793,246 or 0.7% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	13,966,133	225,157,370	237,243,686	72,411	-	-	1,879,817	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	17,801,767	384,838,746	388,961,396	88,528	-	-	13,679,117	0.0%
Total	31,767,900	609,996,116	626,205,082	160,939	-	-	15,558,934

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	14,861,856	10,068,610	4,793,246	-
Consumer Discretionary	76,536,904	76,536,904	-	-
Consumer Staples	23,110,608	23,110,608	-	-
Energy	61,565,677	61,565,677	-	-
Financials	107,286,292	107,286,292	-	-
Health Care	45,112,746	45,112,746	-	-
Industrials	108,796,996	108,796,996	-	-
Information Technology	35,495,686	35,495,686	-	-
Materials	65,686,976	65,686,976	-	-
Real Estate	51,315,348	51,315,348	-	-
Utilities	55,530,448	55,530,448	-	-

Money Market Funds	15,558,934	15,558,934	-	-
Total Investments in Securities:	660,858,471	656,065,225	4,793,246	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $13,485,326) - See accompanying schedule:
Unaffiliated issuers (cost $549,433,759)	$645,299,537
Fidelity Central Funds (cost $15,558,934)	15,558,934

Total Investment in Securities (cost $564,992,693)		$660,858,471
Foreign currency held at value (cost $22,207)		22,207
Receivable for fund shares sold		345,598
Dividends receivable		653,924
Distributions receivable from Fidelity Central Funds		17,059
Prepaid expenses		782
Total assets		661,898,041
Liabilities
Payable for investments purchased	$202,765
Payable for fund shares redeemed	423,581
Accrued management fee	288,095
Distribution and service plan fees payable	67,084
Other affiliated payables	66,567
Other payables and accrued expenses	53,013
Collateral on securities loaned	13,679,075
Total Liabilities		14,780,180
Net Assets		$647,117,861
Net Assets consist of:
Paid in capital		$551,771,480
Total accumulated earnings (loss)		95,346,381
Net Assets		$647,117,861

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($92,161,952 ÷ 6,411,047 shares)		$14.38
Service Class :
Net Asset Value , offering price and redemption price per share ($24,199,007 ÷ 1,689,784 shares)		$14.32
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($309,683,191 ÷ 21,293,171 shares)		$14.54
Investor Class :
Net Asset Value , offering price and redemption price per share ($221,073,711 ÷ 15,528,218 shares)		$14.24
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$11,434,231
Income from Fidelity Central Funds (including $88,528 from security lending)		160,939
Total Income		11,595,170
Expenses
Management fee	$3,686,938
Transfer agent fees	632,429
Distribution and service plan fees	797,879
Accounting fees	236,056
Custodian fees and expenses	19,104
Independent trustees' fees and expenses	2,414
Audit	60,538
Legal	3,039
Interest	3,307
Miscellaneous	3,280
Total expenses before reductions	5,444,984
Expense reductions	(23,046)
Total expenses after reductions		5,421,938
Net Investment income (loss)		6,173,232
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	26,242,689
Foreign currency transactions	(6,323)
Total net realized gain (loss)		26,236,366
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(92,983,262)
Assets and liabilities in foreign currencies	536
Total change in net unrealized appreciation (depreciation)		(92,982,726)
Net gain (loss)		(66,746,360)
Net increase (decrease) in net assets resulting from operations		$(60,573,128)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,173,232	$9,218,173
Net realized gain (loss)	26,236,366	80,396,366
Change in net unrealized appreciation (depreciation)	(92,982,726)	86,974,405
Net increase (decrease) in net assets resulting from operations	(60,573,128)	176,588,944
Distributions to shareholders	(37,922,025)	(69,398,801)
Share transactions - net increase (decrease)	(4,512,076)	150,373,547
Total increase (decrease) in net assets	(103,007,229)	257,563,690

Net Assets
Beginning of period	750,125,090	492,561,400
End of period	$647,117,861	$750,125,090

Financial Highlights
VIP Value Strategies Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.40	$13.55	$13.31	$11.11	$14.27
Income from Investment Operations
Net investment income (loss) A,B	.16	.24 C	.14	.20 D	.17
Net realized and unrealized gain (loss)	(1.29)	4.26	.88	3.39	(2.58)
Total from investment operations	(1.13)	4.50	1.02	3.59	(2.41)
Distributions from net investment income	(.16) E	(.26)	(.15)	(.21)	(.13)
Distributions from net realized gain	(.73) E	(1.39)	(.63)	(1.18)	(.62)
Total distributions	(.89)	(1.65)	(.78)	(1.39)	(.75)
Net asset value, end of period	$14.38	$16.40	$13.55	$13.31	$11.11
Total Return F,G	(7.03)%	33.60%	8.26%	34.53%	(17.32)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.64%	.64%	.66%	.66%	.67%
Expenses net of fee waivers, if any	.63%	.63%	.66%	.66%	.67%
Expenses net of all reductions	.63%	.63%	.65%	.66%	.66%
Net investment income (loss)	1.02%	1.47% C	1.32%	1.64% D	1.29%
Supplemental Data
Net assets, end of period (000 omitted)	$92,162	$125,050	$95,708	$83,357	$77,279
Portfolio turnover rate J	59%	62%	85%	68%	68%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.09%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.36%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Strategies Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.35	$13.51	$13.27	$11.09	$14.23
Income from Investment Operations
Net investment income (loss) A,B	.14	.22 C	.13	.19 D	.16
Net realized and unrealized gain (loss)	(1.29)	4.25	.88	3.37	(2.56)
Total from investment operations	(1.15)	4.47	1.01	3.56	(2.40)
Distributions from net investment income	(.15) E	(.24)	(.14)	(.20)	(.12)
Distributions from net realized gain	(.73) E	(1.39)	(.63)	(1.18)	(.62)
Total distributions	(.88)	(1.63)	(.77)	(1.38)	(.74)
Net asset value, end of period	$14.32	$16.35	$13.51	$13.27	$11.09
Total Return F,G	(7.19)%	33.48%	8.18%	34.29%	(17.33)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.74%	.73%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.73%	.73%	.76%	.76%	.77%
Expenses net of all reductions	.73%	.73%	.75%	.76%	.76%
Net investment income (loss)	.92%	1.37% C	1.22%	1.54% D	1.19%
Supplemental Data
Net assets, end of period (000 omitted)	$24,199	$27,216	$19,115	$20,992	$16,586
Portfolio turnover rate J	59%	62%	85%	68%	68%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .99%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.26%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Strategies Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.59	$13.68	$13.43	$11.21	$14.38
Income from Investment Operations
Net investment income (loss) A,B	.12	.20 C	.12	.17 D	.14
Net realized and unrealized gain (loss)	(1.31)	4.31	.88	3.41	(2.59)
Total from investment operations	(1.19)	4.51	1.00	3.58	(2.45)
Distributions from net investment income	(.13) E	(.21)	(.12)	(.18)	(.10)
Distributions from net realized gain	(.73) E	(1.39)	(.63)	(1.18)	(.62)
Total distributions	(.86)	(1.60)	(.75)	(1.36)	(.72)
Net asset value, end of period	$14.54	$16.59	$13.68	$13.43	$11.21
Total Return F,G	(7.35)%	33.34%	8.02%	34.10%	(17.50)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.89%	.88%	.91%	.91%	.92%
Expenses net of fee waivers, if any	.88%	.88%	.91%	.91%	.92%
Expenses net of all reductions	.88%	.88%	.90%	.91%	.91%
Net investment income (loss)	.77%	1.22% C	1.07%	1.39% D	1.04%
Supplemental Data
Net assets, end of period (000 omitted)	$309,683	$315,104	$228,031	$220,982	$160,274
Portfolio turnover rate J	59%	62%	85%	68%	68%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .84%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.11%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Value Strategies Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$16.25	$13.44	$13.20	$11.04	$14.18
Income from Investment Operations
Net investment income (loss) A,B	.14	.23 C	.14	.19 D	.16
Net realized and unrealized gain (loss)	(1.27)	4.22	.87	3.35	(2.56)
Total from investment operations	(1.13)	4.45	1.01	3.54	(2.40)
Distributions from net investment income	(.15) E	(.24)	(.14)	(.20)	(.12)
Distributions from net realized gain	(.73) E	(1.39)	(.63)	(1.18)	(.62)
Total distributions	(.88)	(1.64) F	(.77)	(1.38)	(.74)
Net asset value, end of period	$14.24	$16.25	$13.44	$13.20	$11.04
Total Return G,H	(7.11)%	33.48%	8.26%	34.27%	(17.37)%
Ratios to Average Net Assets B,I,J
Expenses before reductions	.71%	.71%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.71%	.71%	.74%	.74%	.75%
Expenses net of all reductions	.71%	.71%	.73%	.74%	.74%
Net investment income (loss)	.95%	1.39% C	1.24%	1.56% D	1.21%
Supplemental Data
Net assets, end of period (000 omitted)	$221,074	$282,755	$149,707	$104,581	$85,385
Portfolio turnover rate K	59%	62%	85%	68%	68%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.02%.

D Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.03 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.28%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Value Strategies Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$146,064,073
Gross unrealized depreciation	(52,285,029)
Net unrealized appreciation (depreciation)	$93,779,044
Tax Cost	$567,079,427

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$1,565,878
Net unrealized appreciation (depreciation) on securities and other investments	$93,780,502

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$6,813,883	$27,392,100
Long-term Capital Gains	31,108,142	42,006,701
Total	$37,922,025	$69,398,801

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Value Strategies Portfolio	409,888,331	438,583,261

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$23,920
Service Class 2	773,959
$797,879

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$67,241.06
Service Class	14,932.06
Service Class 2	193,466.06
Investor Class	356,790.14
	$632,429

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Value Strategies Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Value Strategies Portfolio	$9,519

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Value Strategies Portfolio	Borrower	$7,586,600	1.57%	$3,307

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Value Strategies Portfolio	49,077,738	55,409,758	6,343,199

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Value Strategies Portfolio	$1,232

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Value Strategies Portfolio	$9,554	$1	$-

8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $23,046.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Value Strategies Portfolio
Distributions to shareholders
Initial Class	$5,685,132	$11,919,050
Service Class	1,349,204	2,530,343
Service Class 2	17,261,213	28,337,558
Investor Class	13,626,476	26,611,850
Total	$37,922,025	$69,398,801

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Value Strategies Portfolio
Initial Class
Shares sold	1,947,608	2,695,923	$30,529,762	$43,770,907
Reinvestment of distributions	381,010	733,770	5,685,132	11,919,050
Shares redeemed	(3,540,820)	(2,869,932)	(54,388,401)	(46,470,663)
Net increase (decrease)	(1,212,202)	559,761	$(18,173,507)	$9,219,294
Service Class
Shares sold	1,240,779	454,526	$19,740,105	$7,507,997
Reinvestment of distributions	90,885	156,212	1,349,204	2,530,343
Shares redeemed	(1,306,794)	(361,204)	(20,177,384)	(5,953,886)
Net increase (decrease)	24,870	249,534	$911,925	$4,084,454
Service Class 2
Shares sold	5,294,423	3,862,756	$83,174,293	$63,259,710
Reinvestment of distributions	1,145,778	1,724,021	17,261,213	28,337,558
Shares redeemed	(4,143,289)	(3,256,520)	(63,475,844)	(54,330,633)
Net increase (decrease)	2,296,912	2,330,257	$36,959,662	$37,266,635
Investor Class
Shares sold	3,558,568	9,653,520	$56,415,018	$156,305,016
Reinvestment of distributions	922,387	1,652,423	13,626,476	26,611,849
Shares redeemed	(6,349,396)	(5,050,324)	(94,251,650)	(83,113,701)
Net increase (decrease)	(1,868,441)	6,255,619	$(24,210,156)	$99,803,164
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Value Strategies Portfolio	40%	1	36%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Value Strategies Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Value Strategies Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Value Strategies Portfolio
Initial Class	.63%
Actual		$ 1,000	$ 1,059.40	$ 3.27
Hypothetical- B		$ 1,000	$ 1,022.03	$ 3.21
Service Class	.73%
Actual		$ 1,000	$ 1,058.60	$ 3.79
Hypothetical- B		$ 1,000	$ 1,021.53	$ 3.72
Service Class 2	.88%
Actual		$ 1,000	$ 1,057.60	$ 4.56
Hypothetical- B		$ 1,000	$ 1,020.77	$ 4.48
Investor Class	.71%
Actual		$ 1,000	$ 1,059.10	$ 3.68
Hypothetical- B		$ 1,000	$ 1,021.63	$ 3.62

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $27,006,950, or, if subsequently determined to be different, the net capital gain of such year.
Initial Class designates 93%; Service Class designates 100%; Service Class 2 designates 100%; and Investor Class designates 100%; of the dividend distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

1.781994.120
VIPVS-ANN-0323
Fidelity® Variable Insurance Products:

Dynamic Capital Appreciation Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-20.87%	10.27%	12.45%
Service Class	-20.94%	10.16%	12.34%
Service Class 2	-21.05%	10.00%	12.18%
Investor Class	-20.88%	10.19%	12.37%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Dynamic Capital Appreciation Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.

Comments from Co-Managers Asher Anolic and Jason Weiner:
For the fiscal year ending December 31, 2022, the fund's share classes returned roughly -21%, trailing the -18.11% result of the benchmark S&P 500 ® index. The largest detractor from performance versus the benchmark was an overweighting in the communication services sector, primarily within the media & entertainment industry. An underweighting and security selection in energy also hampered the fund's relative result. Picks among health care stocks, especially pharmaceuticals, biotechnology & life sciences firms, hurt as well. Not owning Exxon Mobil, a benchmark component that gained roughly 87%, was the biggest individual relative detractor. Avoiding Chevron, a benchmark component that gained about 58%, also proved detrimental. Further holding back performance was our outsized stake in Microsoft, which returned roughly -28% and was the fund's largest holding at year-end. The fund's foreign holdings also detracted overall, in part due to a broadly strong U.S. dollar. In contrast, the top contributors to performance versus the benchmark were security selection and an underweighting in the consumer discretionary sector. Favorable investment choices among communication services companies and an overweighting in health care also bolstered the fund's relative performance. Not owning Tesla, a benchmark component that returned approximately -65%, was the biggest individual relative contributor. Also adding value was our outsized stake in Vertex Pharmaceuticals, which rose 32% in 2022 and was among the portfolio's biggest holdings. Another notable relative contributor was an overweighting in UnitedHealth Group (+7%), another of the portfolio's more sizable positions the past year. Notable changes in positioning include a higher allocation to the financials and industrials sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	7.8
UnitedHealth Group, Inc.	4.3
JPMorgan Chase & Co.	2.8
TJX Companies, Inc.	2.3
Universal Music Group NV	2.2
Bank of America Corp.	2.2
The Coca-Cola Co.	1.9
Warner Music Group Corp. Class A	1.9
Apple, Inc.	1.9
Vertex Pharmaceuticals, Inc.	1.9
29.2

Market Sectors (% of Fund's net assets)

Information Technology	21.8
Health Care	18.0
Financials	12.8
Industrials	12.8
Consumer Discretionary	10.1
Communication Services	9.8
Consumer Staples	5.1
Energy	4.7
Materials	2.9
Utilities	0.4
Real Estate	0.1

Asset Allocation (% of Fund's net assets)

Foreign investments - 9.3%

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.1%
	Shares	Value ($)
COMMUNICATION SERVICES - 9.8%
Entertainment - 4.5%
Liberty Media Corp. Liberty Formula One Series C (a)	5,700	340,746
Netflix, Inc. (a)	1,000	294,880
Universal Music Group NV	165,269	3,996,649
Warner Music Group Corp. Class A	99,475	3,483,615
		8,115,890
Interactive Media & Services - 4.5%
Alphabet, Inc.:
Class A (a)	29,180	2,574,551
Class C (a)	30,860	2,738,208
Bumble, Inc. (a)	16,700	351,535
Epic Games, Inc. (a)(b)(c)	156	127,221
Meta Platforms, Inc. Class A (a)	19,154	2,304,992
		8,096,507
Media - 0.8%
Charter Communications, Inc. Class A (a)	4,310	1,461,521
Innovid Corp. (a)(b)	11,766	20,120
		1,481,641
TOTAL COMMUNICATION SERVICES		17,694,038
CONSUMER DISCRETIONARY - 10.1%
Auto Components - 0.0%
Mobileye Global, Inc.	1,700	59,602
Hotels, Restaurants & Leisure - 1.3%
Airbnb, Inc. Class A (a)	9,800	837,900
Chipotle Mexican Grill, Inc. (a)	305	423,184
Flutter Entertainment PLC (a)	8,174	1,115,673
		2,376,757
Internet & Direct Marketing Retail - 3.3%
Amazon.com, Inc. (a)	35,960	3,020,640
Uber Technologies, Inc. (a)	113,000	2,794,490
		5,815,130
Multiline Retail - 0.3%
Dollarama, Inc.	10,100	590,708
Specialty Retail - 3.6%
Five Below, Inc. (a)	8,100	1,432,647
TJX Companies, Inc.	50,958	4,056,257
Victoria's Secret & Co. (a)	24,874	889,992
		6,378,896
Textiles, Apparel & Luxury Goods - 1.6%
LVMH Moet Hennessy Louis Vuitton SE	700	512,176
LVMH Moet Hennessy Louis Vuitton SE	1,800	1,309,848
Samsonite International SA (a)(d)	391,545	1,028,082
		2,850,106
TOTAL CONSUMER DISCRETIONARY		18,071,199
CONSUMER STAPLES - 5.1%
Beverages - 4.8%
Boston Beer Co., Inc. Class A (a)	2,200	724,944
Constellation Brands, Inc. Class A (sub. vtg.)	5,500	1,274,625
Keurig Dr. Pepper, Inc.	28,400	1,012,744
Monster Beverage Corp. (a)	21,174	2,149,796
The Coca-Cola Co.	55,100	3,504,911
		8,667,020
Household Products - 0.3%
Energizer Holdings, Inc.	15,100	506,605
TOTAL CONSUMER STAPLES		9,173,625
ENERGY - 4.7%
Energy Equipment & Services - 1.5%
Baker Hughes Co. Class A	57,600	1,700,928
Cactus, Inc.	4,700	236,222
Championx Corp.	18,500	536,315
Helmerich & Payne, Inc.	4,800	237,936
		2,711,401
Oil, Gas & Consumable Fuels - 3.2%
Canadian Natural Resources Ltd.	28,300	1,571,499
Cheniere Energy, Inc.	16,300	2,444,348
Denbury, Inc. (a)	6,000	522,120
New Fortress Energy, Inc.	11,300	479,346
Ovintiv, Inc.	3,400	172,414
Range Resources Corp.	23,500	587,970
		5,777,697
TOTAL ENERGY		8,489,098
FINANCIALS - 12.8%
Banks - 5.8%
Bank of America Corp.	118,100	3,911,472
JPMorgan Chase & Co.	37,300	5,001,930
M&T Bank Corp.	9,500	1,378,070
Signature Bank	1,900	218,918
		10,510,390
Capital Markets - 2.9%
CME Group, Inc.	19,636	3,301,990
Morgan Stanley	22,810	1,939,306
		5,241,296
Insurance - 4.0%
American Financial Group, Inc.	8,900	1,221,792
Arthur J. Gallagher & Co.	15,957	3,008,533
BRP Group, Inc. (a)	16,600	417,324
Marsh & McLennan Companies, Inc.	15,000	2,482,200
		7,129,849
Thrifts & Mortgage Finance - 0.1%
Rocket Companies, Inc. (e)	19,600	137,200
TOTAL FINANCIALS		23,018,735
HEALTH CARE - 18.0%
Biotechnology - 6.1%
2seventy bio, Inc. (a)	2,300	21,551
Adamas Pharmaceuticals, Inc.:
rights (a)(c)	47,000	12,690
rights (a)(c)	47,000	4,230
Alnylam Pharmaceuticals, Inc. (a)	4,579	1,088,199
Arcellx, Inc.	1,700	52,666
Beam Therapeutics, Inc. (a)(e)	2,100	82,131
Cytokinetics, Inc. (a)	5,500	252,010
EQRx, Inc. (a)	11,677	28,725
Erasca, Inc. (a)	4,900	21,119
Evelo Biosciences, Inc. (a)	12,700	20,447
Galapagos NV sponsored ADR (a)	12,400	550,312
Gamida Cell Ltd. (a)(e)	62,500	80,625
Genmab A/S (a)	500	211,397
Gilead Sciences, Inc.	13,000	1,116,050
Hookipa Pharma, Inc. (a)	32,100	26,001
Immunocore Holdings PLC ADR (a)	4,600	262,522
Legend Biotech Corp. ADR (a)	3,700	184,704
Prelude Therapeutics, Inc. (a)	800	4,832
Regeneron Pharmaceuticals, Inc. (a)	3,179	2,293,617
Seagen, Inc. (a)	7,800	1,002,378
Seres Therapeutics, Inc. (a)	10,900	61,040
Synlogic, Inc. (a)	34,200	25,992
Vertex Pharmaceuticals, Inc. (a)	11,525	3,328,190
Vor Biopharma, Inc. (a)	19,984	132,894
XOMA Corp. (a)(e)	10,300	189,520
		11,053,842
Health Care Equipment & Supplies - 1.2%
Boston Scientific Corp. (a)	28,600	1,323,322
Insulet Corp. (a)	400	117,756
Nevro Corp. (a)	1,900	75,240
Penumbra, Inc. (a)	2,600	578,396
		2,094,714
Health Care Providers & Services - 5.9%
Guardant Health, Inc. (a)	12,000	326,400
HealthEquity, Inc. (a)	30,600	1,886,184
Option Care Health, Inc. (a)	20,200	607,818
UnitedHealth Group, Inc.	14,624	7,753,352
		10,573,754
Health Care Technology - 0.3%
Certara, Inc. (a)	17,900	287,653
Doximity, Inc. (a)	3,400	114,104
Simulations Plus, Inc.	2,500	91,425
		493,182
Life Sciences Tools & Services - 3.6%
Bio-Techne Corp.	6,800	563,584
Bruker Corp.	14,600	997,910
Charles River Laboratories International, Inc. (a)	1,100	239,690
Codexis, Inc. (a)	12,700	59,182
Danaher Corp.	7,000	1,857,940
Nanostring Technologies, Inc. (a)	500	3,985
Thermo Fisher Scientific, Inc.	5,000	2,753,450
		6,475,741
Pharmaceuticals - 0.9%
Aclaris Therapeutics, Inc. (a)	7,300	114,975
AstraZeneca PLC sponsored ADR	20,300	1,376,340
Revance Therapeutics, Inc. (a)	12,100	223,366
		1,714,681
TOTAL HEALTH CARE		32,405,914
INDUSTRIALS - 12.8%
Aerospace & Defense - 3.4%
Axon Enterprise, Inc. (a)	2,000	331,860
Northrop Grumman Corp.	4,000	2,182,440
Spirit AeroSystems Holdings, Inc. Class A	31,600	935,360
The Boeing Co. (a)	14,000	2,666,860
		6,116,520
Electrical Equipment - 1.6%
AMETEK, Inc.	5,600	782,432
Bloom Energy Corp. Class A (a)(e)	3,900	74,568
Hubbell, Inc. Class B	2,600	610,168
Rockwell Automation, Inc.	5,600	1,442,392
		2,909,560
Industrial Conglomerates - 0.9%
General Electric Co.	18,000	1,508,220
Machinery - 3.5%
Chart Industries, Inc. (a)	1,900	218,937
Ingersoll Rand, Inc.	63,422	3,313,800
PACCAR, Inc.	5,400	534,438
Parker Hannifin Corp.	3,300	960,300
Westinghouse Air Brake Tech Co.	12,500	1,247,625
		6,275,100
Professional Services - 2.0%
ASGN, Inc. (a)	4,400	358,512
KBR, Inc.	55,785	2,945,448
Kforce, Inc.	2,000	109,660
Upwork, Inc. (a)	7,960	83,102
		3,496,722
Road & Rail - 0.3%
Old Dominion Freight Lines, Inc.	2,100	595,938
Trading Companies & Distributors - 1.1%
Ferguson PLC	15,877	2,003,906
TOTAL INDUSTRIALS		22,905,966
INFORMATION TECHNOLOGY - 21.7%
IT Services - 2.3%
Cloudflare, Inc. (a)	6,200	280,302
MasterCard, Inc. Class A	9,000	3,129,570
MongoDB, Inc. Class A (a)	3,100	610,204
Snowflake, Inc. (a)	800	114,832
		4,134,908
Semiconductors & Semiconductor Equipment - 3.9%
Aixtron AG	20,200	583,175
Allegro MicroSystems LLC (a)	6,400	192,128
Analog Devices, Inc.	8,800	1,443,464
ASML Holding NV	1,505	822,332
Enphase Energy, Inc. (a)	4,778	1,265,979
Monolithic Power Systems, Inc.	400	141,444
NVIDIA Corp.	4,787	699,572
NXP Semiconductors NV	100	15,803
Qualcomm, Inc.	7,539	828,838
SiTime Corp. (a)	4,000	406,480
Universal Display Corp.	6,439	695,670
		7,094,885
Software - 13.6%
Adobe, Inc. (a)	8,018	2,698,298
Confluent, Inc. (a)	10,400	231,296
HashiCorp, Inc. (e)	7,800	213,252
Intuit, Inc.	3,700	1,440,114
Manhattan Associates, Inc. (a)	6,100	740,540
Microsoft Corp.	58,142	13,943,615
Oracle Corp.	37,200	3,040,728
Palo Alto Networks, Inc. (a)	4,183	583,696
Synopsys, Inc. (a)	4,300	1,372,947
Volue A/S (a)	48,500	139,359
		24,403,845
Technology Hardware, Storage & Peripherals - 1.9%
Apple, Inc.	26,260	3,411,962
TOTAL INFORMATION TECHNOLOGY		39,045,600
MATERIALS - 2.6%
Chemicals - 2.2%
Albemarle Corp.	3,500	759,010
Aspen Aerogels, Inc. (a)	18,500	218,115
CF Industries Holdings, Inc.	8,245	702,474
Sherwin-Williams Co.	9,760	2,316,341
		3,995,940
Metals & Mining - 0.4%
Lynas Rare Earths Ltd. (a)	72,431	381,821
MP Materials Corp. (a)(e)	13,500	327,780
		709,601
TOTAL MATERIALS		4,705,541
REAL ESTATE - 0.1%
Real Estate Management & Development - 0.1%
Doma Holdings, Inc. (a)(b)	22,979	10,407
WeWork, Inc. (a)(e)	103,400	147,862
		158,269
UTILITIES - 0.4%
Independent Power and Renewable Electricity Producers - 0.4%
Brookfield Renewable Corp.	19,500	537,030
Brookfield Renewable Partners LP	4,000	101,360
		638,390
TOTAL COMMON STOCKS (Cost $147,882,950)		176,306,375

Convertible Preferred Stocks - 0.4%
	Shares	Value ($)
HEALTH CARE - 0.0%
Biotechnology - 0.0%
ElevateBio LLC Series C (a)(b)(c)	5,300	19,398
INFORMATION TECHNOLOGY - 0.1%
Software - 0.1%
ASAPP, Inc. Series C (a)(b)(c)	17,672	74,222
MATERIALS - 0.3%
Metals & Mining - 0.3%
Illuminated Holdings, Inc.:
Series C2 (a)(b)(c)	3,438	162,858
Series C3 (a)(b)(c)	4,298	203,596
Series C4 (a)(b)(c)	1,252	59,307
Series C5 (a)(b)(c)	2,617	123,967
		549,728
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $511,834)		643,348

Money Market Funds - 2.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (f)	2,763,585	2,764,138
Fidelity Securities Lending Cash Central Fund 4.37% (f)(g)	1,089,279	1,089,387
TOTAL MONEY MARKET FUNDS (Cost $3,853,525)		3,853,525

TOTAL INVESTMENT IN SECURITIES - 100.6% (Cost $152,248,309)	180,803,248
NET OTHER ASSETS (LIABILITIES) - (0.6)%	(1,112,075)
NET ASSETS - 100.0%	179,691,173

Legend

(a)	Non-income producing
(b)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $801,096 or 0.4% of net assets.

(c)	Level 3 security
(d)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $1,028,082 or 0.6% of net assets.

(e)	Security or a portion of the security is on loan at period end.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ASAPP, Inc. Series C	4/30/21	116,584

Doma Holdings, Inc.	3/02/21	229,790

ElevateBio LLC Series C	3/09/21	22,234

Epic Games, Inc.	3/29/21	138,060

Illuminated Holdings, Inc. Series C2	7/07/20	85,950

Illuminated Holdings, Inc. Series C3	7/07/20	128,940

Illuminated Holdings, Inc. Series C4	1/08/21	45,072

Illuminated Holdings, Inc. Series C5	6/16/21	113,054

Innovid Corp.	6/24/21	117,660

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	813,800	33,934,251	31,983,913	31,350	-	-	2,764,138	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	374,512	20,027,150	19,312,275	19,437	-	-	1,089,387	0.0%
Total	1,188,312	53,961,401	51,296,188	50,787	-	-	3,853,525

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	17,694,038	13,570,168	3,996,649	127,221
Consumer Discretionary	18,071,199	15,733,269	2,337,930	-
Consumer Staples	9,173,625	9,173,625	-	-
Energy	8,489,098	8,489,098	-	-
Financials	23,018,735	23,018,735	-	-
Health Care	32,425,312	32,177,597	211,397	36,318
Industrials	22,905,966	22,905,966	-	-
Information Technology	39,119,822	39,045,600	-	74,222
Materials	5,255,269	4,323,720	381,821	549,728
Real Estate	158,269	158,269	-	-
Utilities	638,390	638,390	-	-

Money Market Funds	3,853,525	3,853,525	-	-
Total Investments in Securities:	180,803,248	173,087,962	6,927,797	787,489
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $1,080,907) - See accompanying schedule:
Unaffiliated issuers (cost $148,394,784)	$176,949,723
Fidelity Central Funds (cost $3,853,525)	3,853,525

Total Investment in Securities (cost $152,248,309)		$180,803,248
Cash		6,432
Foreign currency held at value (cost $3,712)		3,472
Receivable for investments sold		175,273
Receivable for fund shares sold		10,162
Dividends receivable		144,942
Distributions receivable from Fidelity Central Funds		9,396
Prepaid expenses		223
Total assets		181,153,148
Liabilities
Payable for investments purchased	$216,030
Payable for fund shares redeemed	8,460
Accrued management fee	80,818
Distribution and service plan fees payable	2,955
Other affiliated payables	24,485
Other payables and accrued expenses	40,027
Collateral on securities loaned	1,089,200
Total Liabilities		1,461,975
Net Assets		$179,691,173
Net Assets consist of:
Paid in capital		$141,335,501
Total accumulated earnings (loss)		38,355,672
Net Assets		$179,691,173

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($20,784,485 ÷ 1,514,355 shares)		$13.72
Service Class :
Net Asset Value , offering price and redemption price per share ($358,164 ÷ 26,543 shares)		$13.49
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($13,739,485 ÷ 1,047,877 shares)		$13.11
Investor Class :
Net Asset Value , offering price and redemption price per share ($144,809,039 ÷ 10,585,929 shares)		$13.68
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$2,179,241
Income from Fidelity Central Funds (including $19,437 from security lending)		50,787
Total Income		2,230,028
Expenses
Management fee	$1,054,333
Transfer agent fees	246,324
Distribution and service plan fees	38,739
Accounting fees	74,063
Custodian fees and expenses	20,211
Independent trustees' fees and expenses	706
Audit	55,360
Legal	4,517
Miscellaneous	916
Total expenses before reductions	1,495,169
Expense reductions	(6,961)
Total expenses after reductions		1,488,208
Net Investment income (loss)		741,820
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	9,660,339
Foreign currency transactions	1,804
Total net realized gain (loss)		9,662,143
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(61,289,861)
Assets and liabilities in foreign currencies	(332)
Total change in net unrealized appreciation (depreciation)		(61,290,193)
Net gain (loss)		(51,628,050)
Net increase (decrease) in net assets resulting from operations		$(50,886,230)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$741,820	$1,010,371
Net realized gain (loss)	9,662,143	31,847,565
Change in net unrealized appreciation (depreciation)	(61,290,193)	17,319,602
Net increase (decrease) in net assets resulting from operations	(50,886,230)	50,177,538
Distributions to shareholders	(26,356,824)	(21,366,276)
Share transactions - net increase (decrease)	3,303,432	19,313,218
Total increase (decrease) in net assets	(73,939,622)	48,124,480

Net Assets
Beginning of period	253,630,795	205,506,315
End of period	$179,691,173	$253,630,795

Financial Highlights
VIP Dynamic Capital Appreciation Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.62	$17.36	$13.20	$12.24	$14.43
Income from Investment Operations
Net investment income (loss) A,B	.07	.09 C	.03	.07	.08
Net realized and unrealized gain (loss)	(3.87)	3.96	4.35	3.21	(.73) D
Total from investment operations	(3.80)	4.05	4.38	3.28	(.65)
Distributions from net investment income	(.05)	(.11) E	(.03)	(.08)	(.08)
Distributions from net realized gain	(2.05)	(1.67) E	(.19)	(2.24)	(1.46)
Total distributions	(2.10)	(1.79) F	(.22)	(2.32)	(1.54)
Net asset value, end of period	$13.72	$19.62	$17.36	$13.20	$12.24
Total Return G,H	(20.87)%	24.63%	33.61%	30.08%	(4.89)% D
Ratios to Average Net Assets B,I,J
Expenses before reductions	.67%	.66%	.68%	.68%	.69%
Expenses net of fee waivers, if any	.66%	.66%	.68%	.68%	.69%
Expenses net of all reductions	.66%	.66%	.68%	.68%	.68%
Net investment income (loss)	.45%	.51% C	.19%	.57%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$20,784	$30,029	$26,104	$22,638	$20,701
Portfolio turnover rate K	55%	61%	62%	66%	155%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .18%.

D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.25)%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Dynamic Capital Appreciation Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.33	$17.13	$13.03	$12.11	$14.28
Income from Investment Operations
Net investment income (loss) A,B	.05	.08 C	.01	.06	.06
Net realized and unrealized gain (loss)	(3.80)	3.89	4.30	3.17	(.71) D
Total from investment operations	(3.75)	3.97	4.31	3.23	(.65)
Distributions from net investment income	(.03)	(.09) E	(.02)	(.07)	(.06)
Distributions from net realized gain	(2.05)	(1.67) E	(.19)	(2.24)	(1.46)
Total distributions	(2.09) F	(1.77) F	(.21)	(2.31)	(1.52)
Net asset value, end of period	$13.49	$19.33	$17.13	$13.03	$12.11
Total Return G,H	(20.94)%	24.47%	33.48%	29.96%	(4.97)% D
Ratios to Average Net Assets B,I,J
Expenses before reductions	.77%	.76%	.78%	.78%	.79%
Expenses net of fee waivers, if any	.76%	.76%	.78%	.78%	.79%
Expenses net of all reductions	.76%	.76%	.78%	.78%	.78%
Net investment income (loss)	.35%	.42% C	.09%	.47%	.44%
Supplemental Data
Net assets, end of period (000 omitted)	$358	$445	$327	$287	$265
Portfolio turnover rate K	55%	61%	62%	66%	155%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .08%.

D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.33)%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Dynamic Capital Appreciation Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$18.85	$16.74	$12.74	$11.88	$14.05
Income from Investment Operations
Net investment income (loss) A,B	.03	.05 C	(.01)	.04	.04
Net realized and unrealized gain (loss)	(3.70)	3.79	4.21	3.11	(.71) D
Total from investment operations	(3.67)	3.84	4.20	3.15	(.67)
Distributions from net investment income	(.02)	(.05) E	(.01)	(.05)	(.05)
Distributions from net realized gain	(2.05)	(1.67) E	(.19)	(2.24)	(1.46)
Total distributions	(2.07)	(1.73) F	(.20)	(2.29)	(1.50) F
Net asset value, end of period	$13.11	$18.85	$16.74	$12.74	$11.88
Total Return G,H	(21.05)%	24.27%	33.34%	29.82%	(5.17)% D
Ratios to Average Net Assets B,I,J
Expenses before reductions	.92%	.91%	.93%	.93%	.94%
Expenses net of fee waivers, if any	.91%	.91%	.93%	.93%	.94%
Expenses net of all reductions	.91%	.91%	.93%	.93%	.93%
Net investment income (loss)	.20%	.26% C	(.06)%	.32%	.29%
Supplemental Data
Net assets, end of period (000 omitted)	$13,739	$19,579	$18,900	$15,870	$14,533
Portfolio turnover rate K	55%	61%	62%	66%	155%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07)%.

D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.32 per share. Excluding this reimbursement, the total return would have been (7.53)%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Dynamic Capital Appreciation Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$19.56	$17.32	$13.17	$12.21	$14.40
Income from Investment Operations
Net investment income (loss) A,B	.06	.08 C	.02	.06	.06
Net realized and unrealized gain (loss)	(3.85)	3.93	4.34	3.21	(.72) D
Total from investment operations	(3.79)	4.01	4.36	3.27	(.66)
Distributions from net investment income	(.04)	(.09) E	(.02)	(.07)	(.07)
Distributions from net realized gain	(2.05)	(1.67) E	(.19)	(2.24)	(1.46)
Total distributions	(2.09)	(1.77) F	(.21)	(2.31)	(1.53)
Net asset value, end of period	$13.68	$19.56	$17.32	$13.17	$12.21
Total Return G,H	(20.88)%	24.46%	33.54%	30.07%	(5.00)% D
Ratios to Average Net Assets B,I,J
Expenses before reductions	.74%	.73%	.76%	.76%	.77%
Expenses net of fee waivers, if any	.74%	.73%	.76%	.76%	.77%
Expenses net of all reductions	.74%	.73%	.75%	.76%	.76%
Net investment income (loss)	.38%	.44% C	.12%	.50%	.46%
Supplemental Data
Net assets, end of period (000 omitted)	$144,809	$203,577	$160,175	$124,723	$108,561
Portfolio turnover rate K	55%	61%	62%	66%	155%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.06 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .10%.

D Amount includes a reimbursement from the investment adviser for an operational error which amounted to less than $.33 per share. Excluding this reimbursement, the total return would have been (7.36)%.

E The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

F Total distributions per share do not sum due to rounding.

G Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

H Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

I Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

J Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

K Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Dynamic Capital Appreciation Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, passive foreign investment companies (PFIC), partnerships and losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$39,877,562
Gross unrealized depreciation	(11,451,857)
Net unrealized appreciation (depreciation)	$28,425,705
Tax Cost	$152,377,543

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$268,377
Undistributed long-term capital gain	$9,661,993
Net unrealized appreciation (depreciation) on securities and other investments	$28,425,303

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$471,570	$7,433,857
Long-term Capital Gains	25,885,254	13,932,419
Total	$26,356,824	$21,366,276

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Dynamic Capital Appreciation Portfolio	111,232,552	134,676,678

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$386
Service Class 2	38,353
$38,739

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$14,398.06
Service Class	241.06
Service Class 2	9,569.06
Investor Class	222,116.14
	$246,324

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Dynamic Capital Appreciation Portfolio	.04

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Dynamic Capital Appreciation Portfolio	$2,028

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note.   Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Dynamic Capital Appreciation Portfolio	4,205,003	6,120,141	351,826
6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Dynamic Capital Appreciation Portfolio	$366
7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Dynamic Capital Appreciation Portfolio	$2,057	$937	$93,840
8. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $6,961.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Dynamic Capital Appreciation Portfolio
Distributions to shareholders
Initial Class	$3,143,134	$2,664,797
Service Class	48,086	35,465
Service Class 2	2,058,569	1,896,525
Investor Class	21,107,035	16,769,489
Total	$26,356,824	$21,366,276
10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Dynamic Capital Appreciation Portfolio
Initial Class
Shares sold	71,549	121,009	$1,052,691	$2,187,314
Reinvestment of distributions	196,532	150,157	3,143,134	2,664,797
Shares redeemed	(284,462)	(243,725)	(4,322,145)	(4,518,065)
Net increase (decrease)	(16,381)	27,441	$(126,320)	$334,046
Service Class
Shares sold	28,979	2,415	$398,871	$41,895
Reinvestment of distributions	3,055	2,022	48,062	35,465
Shares redeemed	(28,506)	(509)	(412,663)	(9,577)
Net increase (decrease)	3,528	3,928	$34,270	$67,783
Service Class 2
Shares sold	127,017	61,917	$1,818,111	$1,062,336
Reinvestment of distributions	134,480	111,561	2,058,569	1,896,525
Shares redeemed	(252,412)	(263,821)	(3,709,828)	(4,676,764)
Net increase (decrease)	9,085	(90,343)	$166,852	$(1,717,903)
Investor Class
Shares sold	538,215	1,178,977	$7,864,653	$21,525,300
Reinvestment of distributions	1,323,379	946,320	21,107,034	16,769,489
Shares redeemed	(1,682,766)	(967,121)	(25,743,057)	(17,665,497)
Net increase (decrease)	178,828	1,158,176	$3,228,630	$20,629,292
11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %
VIP Dynamic Capital Appreciation Portfolio	92%
12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Dynamic Capital Appreciation Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Dynamic Capital Appreciation Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 10, 2023

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Dynamic Capital Appreciation Portfolio
Initial Class	.66%
Actual		$ 1,000	$ 1,008.30	$ 3.34
Hypothetical- B		$ 1,000	$ 1,021.88	$ 3.36
Service Class	.76%
Actual		$ 1,000	$ 1,007.60	$ 3.85
Hypothetical- B		$ 1,000	$ 1,021.37	$ 3.87
Service Class 2	.91%
Actual		$ 1,000	$ 1,007.20	$ 4.60
Hypothetical- B		$ 1,000	$ 1,020.62	$ 4.63
Investor Class	.74%
Actual		$ 1,000	$ 1,008.40	$ 3.75
Hypothetical- B		$ 1,000	$ 1,021.48	$ 3.77

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $9,680,873, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividend distributed in November 2022 as qualifying for the dividends-received deduction for corporate shareholders.

1.751799.122
VIPDCA-ANN-0323
Fidelity® Variable Insurance Products:

Mid Cap Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-14.74%	5.95%	9.96%
Service Class	-14.85%	5.84%	9.85%
Service Class 2	-14.97%	5.68%	9.69%
Investor Class	-14.83%	5.87%	9.87%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Mid Cap Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P MidCap 400® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Co-Managers Thomas Allen and Daniel Sherwood:
For the year ending December 31, 2022, the fund's share classes returned about -15%, underperforming the -13.06% result of the benchmark S&P MidCap 400 Index. Versus the benchmark, security selection was the primary detractor, especially within the industrials sector. Weak picks among materials and consumer staples stocks also proved detrimental. A non-benchmark stake in Generac Holdings was the fund's largest individual relative detractor, due to its approximately -71% result. The decision to avoid Steel Dynamics, a benchmark component that gained 71% in 2022, along with an out-of-benchmark investment in Caesars Entertainment (-55%), further pressured relative performance. In contrast, the top contributors to performance versus the benchmark were investment choices and an overweighting in the market-leading energy sector. Also boosting the portfolio's relative return was security selection and an overweighting in utilities, along with favorable picks and smaller-than-benchmark exposure to real estate firms. Our top individual relative contributor was an out-of-benchmark stake in Hess (+95%), followed by a non-benchmark investment in Cheniere Energy (+51%). Outsized exposure to Antero Resources (+79%) also added value. Notable changes in positioning include a lower allocation to the consumer discretionary and real estate sectors.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Deckers Outdoor Corp.	1.9
Jabil, Inc.	1.5
Churchill Downs, Inc.	1.3
ITT, Inc.	1.3
Five Below, Inc.	1.3
Wintrust Financial Corp.	1.3
OGE Energy Corp.	1.2
KBR, Inc.	1.1
Flex Ltd.	1.1
Willscot Mobile Mini Holdings	1.1
13.1

Market Sectors (% of Fund's net assets)

Industrials	18.3
Financials	14.6
Information Technology	12.9
Consumer Discretionary	12.7
Health Care	9.0
Real Estate	7.1
Materials	6.9
Energy	5.8
Utilities	5.0
Consumer Staples	4.5
Communication Services	1.7

Asset Allocation (% of Fund's net assets)

Foreign investments - 11.3%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 98.5%
	Shares	Value ($)
COMMUNICATION SERVICES - 1.7%
Entertainment - 0.2%
Live Nation Entertainment, Inc. (a)	184,494	12,866,612
Interactive Media & Services - 0.8%
Bumble, Inc. (a)(b)	1,234,300	25,982,015
IAC, Inc. (a)	530,975	23,575,290
		49,557,305
Media - 0.7%
Interpublic Group of Companies, Inc. (b)	1,448,842	48,260,927
TOTAL COMMUNICATION SERVICES		110,684,844
CONSUMER DISCRETIONARY - 12.7%
Distributors - 0.1%
Pool Corp.	32,400	9,795,492
Diversified Consumer Services - 0.2%
Grand Canyon Education, Inc. (a)	149,400	15,785,604
Hotels, Restaurants & Leisure - 4.3%
ARAMARK Holdings Corp. (b)	1,193,358	49,333,420
Bowlero Corp. Class A (a)(b)	888,800	11,981,024
Caesars Entertainment, Inc. (a)	621,706	25,862,970
Churchill Downs, Inc.	405,052	85,640,144
Domino's Pizza, Inc.	101,500	35,159,600
Jubilant Foodworks Ltd.	750,700	4,627,476
Light & Wonder, Inc. Class A (a)	428,100	25,086,660
Noodles & Co. (a)(c)	3,054,960	16,771,730
Vail Resorts, Inc.	83,647	19,937,262
Xponential Fitness, Inc. (a)(b)	25,077	575,016
		274,975,302
Household Durables - 1.4%
KB Home	371,618	11,836,033
Lovesac (a)(b)	196,653	4,328,333
NVR, Inc. (a)	7,258	33,478,106
Taylor Morrison Home Corp. (a)	1,306,712	39,658,709
		89,301,181
Internet & Direct Marketing Retail - 0.1%
Revolve Group, Inc. (a)(b)	352,181	7,839,549
Leisure Products - 0.4%
YETI Holdings, Inc. (a)(b)	565,120	23,345,107
Specialty Retail - 3.6%
Academy Sports & Outdoors, Inc. (b)	710,030	37,304,976
America's Car Mart, Inc. (a)	101,049	7,301,801
Dick's Sporting Goods, Inc. (b)	397,536	47,819,605
Five Below, Inc. (a)(b)	470,646	83,243,158
Floor & Decor Holdings, Inc. Class A (a)(b)	90,000	6,266,700
Williams-Sonoma, Inc. (b)	413,923	47,568,031
		229,504,271
Textiles, Apparel & Luxury Goods - 2.6%
Capri Holdings Ltd. (a)	831,560	47,665,019
Deckers Outdoor Corp. (a)	300,039	119,763,565
		167,428,584
TOTAL CONSUMER DISCRETIONARY		817,975,090
CONSUMER STAPLES - 4.5%
Beverages - 0.5%
Boston Beer Co., Inc. Class A (a)	97,700	32,194,104
Food & Staples Retailing - 3.5%
BJ's Wholesale Club Holdings, Inc. (a)	1,055,199	69,811,966
Performance Food Group Co. (a)	837,100	48,878,269
Sprouts Farmers Market LLC (a)	1,107,200	35,840,064
U.S. Foods Holding Corp. (a)	1,585,540	53,940,071
United Natural Foods, Inc. (a)	444,500	17,206,595
		225,676,965
Food Products - 0.4%
Nomad Foods Ltd. (a)	1,330,001	22,929,217
Personal Products - 0.1%
Olaplex Holdings, Inc. (a)(b)	1,910,200	9,952,142
TOTAL CONSUMER STAPLES		290,752,428
ENERGY - 5.8%
Energy Equipment & Services - 2.2%
Baker Hughes Co. Class A	1,222,548	36,101,842
Championx Corp.	703,600	20,397,364
Nextier Oilfield Solutions, Inc. (a)	3,191,800	29,492,232
TechnipFMC PLC (a)	4,396,100	53,588,459
		139,579,897
Oil, Gas & Consumable Fuels - 3.6%
Antero Resources Corp. (a)	1,097,725	34,018,498
Cheniere Energy, Inc.	312,970	46,932,981
Hess Corp.	356,188	50,514,582
Magnolia Oil & Gas Corp. Class A	916,631	21,494,997
New Fortress Energy, Inc. (b)	547,962	23,244,548
Ovintiv, Inc.	348,900	17,692,719
Range Resources Corp.	1,562,368	39,090,447
		232,988,772
TOTAL ENERGY		372,568,669
FINANCIALS - 14.6%
Banks - 5.9%
Bancorp, Inc., Delaware (a)	1,831,222	51,970,080
Comerica, Inc.	327,599	21,899,993
East West Bancorp, Inc.	948,617	62,513,860
First Republic Bank	254,627	31,036,485
Huntington Bancshares, Inc.	3,143,610	44,324,901
M&T Bank Corp.	224,194	32,521,582
Popular, Inc.	447,427	29,673,359
Signature Bank	205,530	23,681,167
Wintrust Financial Corp.	969,441	81,937,153
		379,558,580
Capital Markets - 2.3%
Ameriprise Financial, Inc.	122,327	38,088,958
Northern Trust Corp.	451,055	39,913,857
Raymond James Financial, Inc.	405,697	43,348,724
TMX Group Ltd.	270,900	27,114,009
		148,465,548
Diversified Financial Services - 0.5%
Equitable Holdings, Inc.	1,200,044	34,441,263
Insurance - 5.6%
American Financial Group, Inc.	215,313	29,558,169
Arch Capital Group Ltd. (a)	852,500	53,519,950
Assurant, Inc.	208,627	26,090,893
Hartford Financial Services Group, Inc.	684,622	51,914,886
Old Republic International Corp.	1,726,310	41,690,387
Primerica, Inc.	455,347	64,577,312
Reinsurance Group of America, Inc.	462,178	65,670,872
Selective Insurance Group, Inc.	307,600	27,256,436
		360,278,905
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	583,404	22,682,748
TOTAL FINANCIALS		945,427,044
HEALTH CARE - 9.0%
Biotechnology - 1.8%
Argenx SE ADR (a)	35,652	13,506,047
Blueprint Medicines Corp. (a)	159,900	7,005,219
Exelixis, Inc. (a)	1,542,860	24,747,474
Legend Biotech Corp. ADR (a)	213,500	10,657,920
Neurocrine Biosciences, Inc. (a)	171,102	20,436,423
United Therapeutics Corp. (a)	147,100	40,907,039
		117,260,122
Health Care Equipment & Supplies - 2.9%
Boston Scientific Corp. (a)	728,243	33,695,804
Envista Holdings Corp. (a)	977,766	32,921,381
Hologic, Inc. (a)	285,772	21,378,603
Masimo Corp. (a)	78,000	11,540,100
ResMed, Inc.	83,585	17,396,546
The Cooper Companies, Inc.	76,439	25,276,084
Zimmer Biomet Holdings, Inc.	373,832	47,663,580
		189,872,098
Health Care Providers & Services - 2.1%
agilon health, Inc. (a)	551,400	8,899,596
Guardant Health, Inc. (a)	111,700	3,038,240
Molina Healthcare, Inc. (a)	192,368	63,523,761
Option Care Health, Inc. (a)	1,937,020	58,284,932
		133,746,529
Life Sciences Tools & Services - 0.9%
Bio-Rad Laboratories, Inc. Class A (a)	55,800	23,463,342
ICON PLC (a)	71,100	13,811,175
Thermo Fisher Scientific, Inc.	32,661	17,986,086
		55,260,603
Pharmaceuticals - 1.3%
Royalty Pharma PLC	1,196,400	47,281,728
UCB SA	468,200	36,867,146
		84,148,874
TOTAL HEALTH CARE		580,288,226
INDUSTRIALS - 18.3%
Aerospace & Defense - 1.5%
AerSale Corp. (a)	852,300	13,824,306
Axon Enterprise, Inc. (a)(b)	211,754	35,136,341
Howmet Aerospace, Inc.	1,070,552	42,190,454
Spirit AeroSystems Holdings, Inc. Class A	266,200	7,879,520
		99,030,621
Air Freight & Logistics - 0.8%
Air Transport Services Group, Inc. (a)	897,200	23,309,256
GXO Logistics, Inc. (a)(b)	576,532	24,612,151
		47,921,407
Building Products - 1.0%
Builders FirstSource, Inc. (a)	982,771	63,762,182
Commercial Services & Supplies - 0.5%
Driven Brands Holdings, Inc. (a)(b)	1,123,321	30,677,897
Construction & Engineering - 1.9%
Quanta Services, Inc. (b)	368,469	52,506,833
Willscot Mobile Mini Holdings (a)	1,558,619	70,402,820
		122,909,653
Electrical Equipment - 3.2%
Acuity Brands, Inc.	291,423	48,262,563
AMETEK, Inc.	402,626	56,254,905
Generac Holdings, Inc. (a)	180,490	18,168,123
Regal Rexnord Corp.	473,264	56,782,215
Sunrun, Inc. (a)(b)	1,210,446	29,074,913
		208,542,719
Machinery - 4.2%
Crane Holdings Co.	649,736	65,265,981
Fortive Corp.	761,814	48,946,550
IDEX Corp.	193,294	44,134,819
Ingersoll Rand, Inc.	528,100	27,593,225
ITT, Inc.	1,055,609	85,609,890
		271,550,465
Marine - 0.3%
Clarkson PLC	481,675	18,838,084
Professional Services - 3.0%
ASGN, Inc. (a)	473,306	38,564,973
FTI Consulting, Inc. (a)(b)	279,000	44,305,200
Jacobs Solutions, Inc.	312,889	37,568,582
KBR, Inc.	1,410,439	74,471,179
		194,909,934
Road & Rail - 0.5%
J.B. Hunt Transport Services, Inc.	180,400	31,454,544
Trading Companies & Distributors - 1.4%
NOW, Inc. (a)	1,653,100	20,994,370
RS GROUP PLC	3,163,315	34,246,514
Univar Solutions, Inc. (a)	1,175,384	37,377,211
		92,618,095
TOTAL INDUSTRIALS		1,182,215,601
INFORMATION TECHNOLOGY - 12.9%
Communications Equipment - 0.9%
Digi International, Inc. (a)	1,614,101	58,995,392
Electronic Equipment & Components - 3.3%
CDW Corp.	181,176	32,354,410
Flex Ltd. (a)	3,307,300	70,974,658
Jabil, Inc. (b)	1,370,175	93,445,935
Trimble, Inc. (a)	236,432	11,954,002
		208,729,005
IT Services - 5.1%
Amadeus IT Holding SA Class A (a)	795,200	41,253,205
Concentrix Corp.	418,871	55,776,862
EPAM Systems, Inc. (a)	77,822	25,505,382
Euronet Worldwide, Inc. (a)	406,122	38,329,794
Genpact Ltd.	1,280,358	59,306,183
GoDaddy, Inc. (a)	450,454	33,702,968
Shift4 Payments, Inc. (a)(b)	345,600	19,329,408
WNS Holdings Ltd. sponsored ADR (a)	687,837	55,020,082
		328,223,884
Semiconductors & Semiconductor Equipment - 2.3%
Marvell Technology, Inc.	303,978	11,259,345
MKS Instruments, Inc. (b)	370,271	31,373,062
onsemi (a)	811,814	50,632,839
SolarEdge Technologies, Inc. (a)	96,243	27,262,755
Teradyne, Inc.	342,745	29,938,776
		150,466,777
Software - 1.3%
Black Knight, Inc. (a)	468,257	28,914,870
Dynatrace, Inc. (a)	1,164,949	44,617,547
PowerSchool Holdings, Inc. (a)	406,200	9,375,096
		82,907,513
TOTAL INFORMATION TECHNOLOGY		829,322,571
MATERIALS - 6.9%
Chemicals - 1.9%
Cabot Corp.	251,100	16,783,524
Celanese Corp. Class A	243,437	24,888,999
CF Industries Holdings, Inc.	350,841	29,891,653
Element Solutions, Inc.	2,726,105	49,587,850
		121,152,026
Construction Materials - 0.7%
Martin Marietta Materials, Inc.	141,537	47,835,260
Containers & Packaging - 0.9%
Avery Dennison Corp.	241,783	43,762,723
Sealed Air Corp.	342,200	17,068,936
		60,831,659
Metals & Mining - 3.4%
Agnico Eagle Mines Ltd. (Canada)	556,057	28,895,251
Commercial Metals Co.	476,400	23,010,120
First Quantum Minerals Ltd.	2,634,000	55,033,870
Lynas Rare Earths Ltd. (a)	3,239,263	17,075,826
Reliance Steel & Aluminum Co.	274,227	55,514,514
Wheaton Precious Metals Corp.	961,700	37,573,065
		217,102,646
TOTAL MATERIALS		446,921,591
REAL ESTATE - 7.1%
Equity Real Estate Investment Trusts (REITs) - 6.6%
Alexandria Real Estate Equities, Inc.	176,583	25,722,846
CubeSmart	649,800	26,154,450
EastGroup Properties, Inc.	372,700	55,181,962
Equity Lifestyle Properties, Inc.	282,900	18,275,340
Highwoods Properties, Inc. (SBI)	812,907	22,745,138
Invitation Homes, Inc.	1,387,472	41,124,670
Lamar Advertising Co. Class A	633,381	59,791,166
Mid-America Apartment Communities, Inc.	164,005	25,747,145
National Retail Properties, Inc.	537,811	24,610,231
Ryman Hospitality Properties, Inc.	552,100	45,150,738
Sun Communities, Inc.	133,600	19,104,800
Terreno Realty Corp.	253,100	14,393,797
Ventas, Inc.	1,078,237	48,574,577
		426,576,860
Real Estate Management & Development - 0.5%
CBRE Group, Inc. (a)	388,428	29,893,419
TOTAL REAL ESTATE		456,470,279
UTILITIES - 5.0%
Electric Utilities - 2.6%
Constellation Energy Corp.	549,300	47,355,153
OGE Energy Corp. (b)	1,997,500	79,001,125
PG&E Corp. (a)	2,521,000	40,991,460
		167,347,738
Independent Power and Renewable Electricity Producers - 2.0%
Clearway Energy, Inc. Class C (b)	1,141,954	36,394,074
NextEra Energy Partners LP	671,023	47,032,002
The AES Corp.	1,527,338	43,926,241
		127,352,317
Multi-Utilities - 0.4%
NorthWestern Energy Corp.	482,600	28,637,484
TOTAL UTILITIES		323,337,539
TOTAL COMMON STOCKS (Cost $4,993,438,325)		6,355,963,882

Money Market Funds - 4.8%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (d)	101,342,175	101,362,444
Fidelity Securities Lending Cash Central Fund 4.37% (d)(e)	208,489,513	208,510,362
TOTAL MONEY MARKET FUNDS (Cost $309,872,806)		309,872,806

TOTAL INVESTMENT IN SECURITIES - 103.3% (Cost $5,303,311,131)	6,665,836,688
NET OTHER ASSETS (LIABILITIES) - (3.3)%	(212,469,555)
NET ASSETS - 100.0%	6,453,367,133

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)	Affiliated company
(d)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(e)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	94,430,335	953,479,783	946,547,674	2,130,854	-	-	101,362,444	0.2%
Fidelity Securities Lending Cash Central Fund 4.37%	279,718,537	1,721,257,748	1,792,465,923	311,918	-	-	208,510,362	0.7%
Total	374,148,872	2,674,737,531	2,739,013,597	2,442,772	-	-	309,872,806

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Other Affiliated Issuers
An affiliated company is a company in which the Fund has ownership of at least 5% of the voting securities. Fiscal year to date transactions with companies which are or were affiliates are presented in the table below. Certain corporate actions, such as mergers, are excluded from the amounts in this table if applicable. A dash in the Value end of period ($) column means either the issuer is no longer held at period end, or the issuer is held at period end but is no longer an affiliate.
Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)
Noodles & Co.	26,543,818	736,831	-	-	-	(10,508,919)	16,771,730
Total	26,543,818	736,831	-	-	-	(10,508,919)	16,771,730

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	110,684,844	110,684,844	-	-
Consumer Discretionary	817,975,090	813,347,614	4,627,476	-
Consumer Staples	290,752,428	290,752,428	-	-
Energy	372,568,669	372,568,669	-	-
Financials	945,427,044	945,427,044	-	-
Health Care	580,288,226	580,288,226	-	-
Industrials	1,182,215,601	1,182,215,601	-	-
Information Technology	829,322,571	788,069,366	41,253,205	-
Materials	446,921,591	429,845,765	17,075,826	-
Real Estate	456,470,279	456,470,279	-	-
Utilities	323,337,539	323,337,539	-	-

Money Market Funds	309,872,806	309,872,806	-	-
Total Investments in Securities:	6,665,836,688	6,602,880,181	62,956,507	-
Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $203,659,225) - See accompanying schedule:
Unaffiliated issuers (cost $4,971,750,048)	$6,339,192,152
Fidelity Central Funds (cost $309,872,806)	309,872,806
Other affiliated issuers (cost $21,688,277)	16,771,730

Total Investment in Securities (cost $5,303,311,131)		$6,665,836,688
Foreign currency held at value (cost $46,509)		46,089
Receivable for fund shares sold		834,820
Dividends receivable		5,170,346
Distributions receivable from Fidelity Central Funds		449,287
Prepaid expenses		7,434
Other receivables		121,042
Total assets		6,672,465,706
Liabilities
Payable for investments purchased	$71,546
Payable for fund shares redeemed	6,199,408
Accrued management fee	2,883,032
Distribution and service plan fees payable	851,177
Other affiliated payables	470,312
Other payables and accrued expenses	128,305
Collateral on securities loaned	208,494,793
Total Liabilities		219,098,573
Net Assets		$6,453,367,133
Net Assets consist of:
Paid in capital		$5,081,122,536
Total accumulated earnings (loss)		1,372,244,597
Net Assets		$6,453,367,133

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($1,455,364,022 ÷ 44,482,926 shares)		$32.72
Service Class :
Net Asset Value , offering price and redemption price per share ($586,963,856 ÷ 18,197,651 shares)		$32.25
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($3,776,819,481 ÷ 121,061,816 shares)		$31.20
Investor Class :
Net Asset Value , offering price and redemption price per share ($634,219,774 ÷ 19,562,473 shares)		$32.42
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$79,341,692
Income from Fidelity Central Funds (including $311,918 from security lending)		2,442,772
Total Income		81,784,464
Expenses
Management fee	$35,899,464
Transfer agent fees	4,732,835
Distribution and service plan fees	10,722,265
Accounting fees	1,084,136
Custodian fees and expenses	62,294
Independent trustees' fees and expenses	23,866
Audit	68,621
Legal	10,262
Miscellaneous	32,507
Total expenses before reductions	52,636,250
Expense reductions	(232,085)
Total expenses after reductions		52,404,165
Net Investment income (loss)		29,380,299
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	318,626,890
Foreign currency transactions	(256,754)
Total net realized gain (loss)		318,370,136
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(1,547,363,055)
Affiliated issuers	(10,508,919)
Assets and liabilities in foreign currencies	(19,427)
Total change in net unrealized appreciation (depreciation)		(1,557,891,401)
Net gain (loss)		(1,239,521,265)
Net increase (decrease) in net assets resulting from operations		$(1,210,140,966)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,380,299	$28,538,173
Net realized gain (loss)	318,370,136	1,533,676,460
Change in net unrealized appreciation (depreciation)	(1,557,891,401)	279,604,374
Net increase (decrease) in net assets resulting from operations	(1,210,140,966)	1,841,819,007
Distributions to shareholders	(483,587,759)	(1,305,048,342)
Share transactions - net increase (decrease)	(99,655,685)	86,384,864
Total increase (decrease) in net assets	(1,793,384,410)	623,155,529

Net Assets
Beginning of period	8,246,751,543	7,623,596,014
End of period	$6,453,367,133	$8,246,751,543

Financial Highlights
VIP Mid Cap Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$41.17	$38.72	$32.95	$30.19	$38.94
Income from Investment Operations
Net investment income (loss) A,B	.21	.23	.15	.27	.23
Net realized and unrealized gain (loss)	(6.16)	9.57	5.83	6.39	(5.47)
Total from investment operations	(5.95)	9.80	5.98	6.66	(5.24)
Distributions from net investment income	(.17) C	(.28)	(.21)	(.28)	(.24)
Distributions from net realized gain	(2.33) C	(7.07)	-	(3.63)	(3.27)
Total distributions	(2.50)	(7.35)	(.21)	(3.90) D	(3.51)
Net asset value, end of period	$32.72	$41.17	$38.72	$32.95	$30.19
Total Return E,F	(14.74)%	25.60%	18.19%	23.45%	(14.54)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.61%	.61%	.62%	.62%	.62%
Expenses net of fee waivers, if any	.60%	.60%	.62%	.62%	.62%
Expenses net of all reductions	.60%	.60%	.62%	.61%	.62%
Net investment income (loss)	.60%	.52%	.48%	.88%	.62%
Supplemental Data
Net assets, end of period (000 omitted)	$1,455,364	$1,810,651	$1,579,450	$843,080	$1,141,305
Portfolio turnover rate I	31%	37% J	44%	34%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Mid Cap Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.63	$38.28	$32.59	$29.90	$38.60
Income from Investment Operations
Net investment income (loss) A,B	.17	.18	.12	.24	.19
Net realized and unrealized gain (loss)	(6.09)	9.47	5.74	6.33	(5.42)
Total from investment operations	(5.92)	9.65	5.86	6.57	(5.23)
Distributions from net investment income	(.13) C	(.23)	(.17)	(.25)	(.20)
Distributions from net realized gain	(2.33) C	(7.07)	-	(3.63)	(3.27)
Total distributions	(2.46)	(7.30)	(.17)	(3.88)	(3.47)
Net asset value, end of period	$32.25	$40.63	$38.28	$32.59	$29.90
Total Return D,E	(14.85)%	25.51%	18.04%	23.35%	(14.64)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.71%	.71%	.72%	.72%	.72%
Expenses net of fee waivers, if any	.70%	.70%	.72%	.72%	.72%
Expenses net of all reductions	.70%	.70%	.72%	.71%	.72%
Net investment income (loss)	.50%	.42%	.38%	.78%	.52%
Supplemental Data
Net assets, end of period (000 omitted)	$586,964	$726,039	$642,654	$564,678	$504,156
Portfolio turnover rate H	31%	37% I	44%	34%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Mid Cap Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$39.39	$37.29	$31.75	$29.22	$37.79
Income from Investment Operations
Net investment income (loss) A,B	.12	.11	.07	.19	.13
Net realized and unrealized gain (loss)	(5.90)	9.22	5.59	6.18	(5.28)
Total from investment operations	(5.78)	9.33	5.66	6.37	(5.15)
Distributions from net investment income	(.08) C	(.16)	(.12)	(.21)	(.15)
Distributions from net realized gain	(2.33) C	(7.07)	-	(3.63)	(3.27)
Total distributions	(2.41)	(7.23)	(.12)	(3.84)	(3.42)
Net asset value, end of period	$31.20	$39.39	$37.29	$31.75	$29.22
Total Return D,E	(14.97)%	25.31%	17.87%	23.17%	(14.77)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.86%	.86%	.87%	.87%	.87%
Expenses net of fee waivers, if any	.85%	.85%	.87%	.87%	.87%
Expenses net of all reductions	.85%	.85%	.87%	.86%	.87%
Net investment income (loss)	.35%	.27%	.23%	.63%	.37%
Supplemental Data
Net assets, end of period (000 omitted)	$3,776,819	$4,970,428	$4,807,908	$5,282,468	$4,526,446
Portfolio turnover rate H	31%	37% I	44%	34%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

I Portfolio turnover rate excludes securities received or delivered in-kind.

VIP Mid Cap Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$40.83	$38.44	$32.72	$30.01	$38.72
Income from Investment Operations
Net investment income (loss) A,B	.18	.20	.12	.25	.20
Net realized and unrealized gain (loss)	(6.12)	9.51	5.78	6.34	(5.43)
Total from investment operations	(5.94)	9.71	5.90	6.59	(5.23)
Distributions from net investment income	(.14) C	(.24)	(.18)	(.26)	(.21)
Distributions from net realized gain	(2.33) C	(7.07)	-	(3.63)	(3.27)
Total distributions	(2.47)	(7.32) D	(.18)	(3.88) D	(3.48)
Net asset value, end of period	$32.42	$40.83	$38.44	$32.72	$30.01
Total Return E,F	(14.83)%	25.54%	18.08%	23.35%	(14.60)%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.68%	.68%	.70%	.70%	.70%
Expenses net of fee waivers, if any	.68%	.68%	.70%	.70%	.70%
Expenses net of all reductions	.68%	.68%	.69%	.69%	.70%
Net investment income (loss)	.52%	.44%	.41%	.80%	.54%
Supplemental Data
Net assets, end of period (000 omitted)	$634,220	$739,633	$593,584	$583,760	$530,794
Portfolio turnover rate I	31%	37% J	44%	34%	47%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

J Portfolio turnover rate excludes securities received or delivered in-kind.

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Mid Cap Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of ADRs, futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Deferred Trustee Compensation. Under a Deferred Compensation Plan (the Plan) for certain Funds, certain independent Trustees have elected to defer receipt of a portion of their annual compensation. Deferred amounts are invested in affiliated mutual funds, are marked-to-market and remain in a fund until distributed in accordance with the Plan. The investment of deferred amounts and the offsetting payable to the Trustees presented below are included in the accompanying Statement of Assets and Liabilities in other receivables and other payables and accrued expenses, as applicable.

VIP Mid Cap Portfolio	$63,225

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences resulted in distribution reclassifications.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, passive foreign investment companies (PFIC), partnerships, losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,707,491,144
Gross unrealized depreciation	(348,704,707)
Net unrealized appreciation (depreciation)	$1,358,786,437
Tax Cost	$5,307,050,251

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$15,875,428
Net unrealized appreciation (depreciation) on securities and other investments	$1,358,719,671

The Fund intends to elect to defer to its next fiscal year $2,350,503 of ordinary losses recognized during the period November 1,2022 to December 31,2022.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$21,794,963	$221,179,830
Long-term Capital Gains	461,792,796	1,083,868,512
Total	$483,587,759	$1,305,048,342

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Mid Cap Portfolio	2,128,557,177	2,684,264,677

Prior Fiscal Year Unaffiliated Redemptions In-Kind. Shares that were redeemed in-kind for investments, including accrued interest and cash, if any, are shown in the table below; along with realized gain or loss on investments delivered through in-kind redemptions. The amount of the in-kind redemptions is included in share transactions in the accompanying Statement of Changes in Net Assets. There was no gain or loss for federal income tax purposes.

	Shares	Total net realized gain or loss ($)	Total Proceeds ($)	Participating classes
VIP Mid Cap Portfolio	6,032,548	124,938,878	276,471,713	Service Class 2

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$615,256
Service Class 2	10,107,009
$10,722,265

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$953,263.06
Service Class	384,048.06
Service Class 2	2,522,681.06
Investor Class	872,843.14
	$4,732,835

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Mid Cap Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Mid Cap Portfolio	$62,064

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Mid Cap Portfolio	142,148,639	219,275,590	(11,809,861)

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Mid Cap Portfolio	$12,361

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Mid Cap Portfolio	$32,026	$1	$-

8. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $576.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $231,509.
9. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Mid Cap Portfolio
Distributions to shareholders
Initial Class	$107,333,067	$282,249,519
Service Class	43,228,209	113,643,288
Service Class 2	287,207,276	793,950,040
Investor Class	45,819,207	115,205,495
Total	$483,587,759	$1,305,048,342

10. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Mid Cap Portfolio
Initial Class
Shares sold	1,959,807	1,506,397	$68,533,102	$66,737,492
Reinvestment of distributions	3,075,073	6,777,394	107,333,067	282,249,519
Shares redeemed	(4,527,612)	(5,103,968)	(158,853,983)	(224,427,231)
Net increase (decrease)	507,268	3,179,823	$17,012,186	$124,559,780
Service Class
Shares sold	1,591,303	609,556	$56,040,722	$26,928,108
Reinvestment of distributions	1,255,402	2,765,282	43,228,209	113,643,288
Shares redeemed	(2,517,964)	(2,293,170)	(87,089,991)	(100,931,802)
Net increase (decrease)	328,741	1,081,668	$12,178,940	$39,639,594
Service Class 2
Shares sold	6,492,926	4,678,886	$219,838,257	$199,891,636
Reinvestment of distributions	8,605,525	19,921,529	287,207,276	793,950,039
Shares redeemed	(20,223,486)	(27,356,107)	(684,617,429)	(1,181,194,025)
Net increase (decrease)	(5,125,035)	(2,755,692)	$(177,571,896)	$(187,352,350)
Investor Class
Shares sold	1,426,971	921,130	$48,048,062	$40,113,978
Reinvestment of distributions	1,325,820	2,789,747	45,819,207	115,205,495
Shares redeemed	(1,305,948)	(1,036,797)	(45,142,184)	(45,781,633)
Net increase (decrease)	1,446,843	2,674,080	$48,725,085	$109,537,840

11. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Mid Cap Portfolio	14%	1	13%

12. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and Shareholders of VIP Mid Cap Portfolio
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of VIP Mid Cap Portfolio (one of the funds constituting Variable Insurance Products Fund III, referred to hereafter as the "Fund") as of December 31, 2022, the related statement of operations for the year ended December 31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodian and broker. We believe that our audits provide a reasonable basis for our opinion.
/s/ PricewaterhouseCoopers LLP
Boston, Massachusetts
February 10, 2023
We have served as the auditor of one or more investment companies in the Fidelity group of funds since 1932.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Mid Cap Portfolio
Initial Class	.61%
Actual		$ 1,000	$ 1,081.00	$ 3.20
Hypothetical- B		$ 1,000	$ 1,022.13	$ 3.11
Service Class	.70%
Actual		$ 1,000	$ 1,080.00	$ 3.67
Hypothetical- B		$ 1,000	$ 1,021.68	$ 3.57
Service Class 2	.85%
Actual		$ 1,000	$ 1,079.40	$ 4.46
Hypothetical- B		$ 1,000	$ 1,020.92	$ 4.33
Investor Class	.68%
Actual		$ 1,000	$ 1,080.30	$ 3.57
Hypothetical- B		$ 1,000	$ 1,021.78	$ 3.47

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $299,087,700, or, if subsequently determined to be different, the net capital gain of such year.
Initial Class, Service Class, Service Class 2 and Investor Class designate 100% of the dividends distributed in December, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

1.735273.123
VIPMID-ANN-0323
Fidelity® Variable Insurance Products:

Growth Opportunities Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

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Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
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Other third-party marks appearing herein are the property of their respective owners.
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This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-38.15%	13.09%	15.09%
Service Class	-38.21%	12.97%	14.98%
Service Class 2	-38.32%	12.80%	14.81%
Investor Class	-38.20%	13.00%	15.00%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth Opportunities Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.
Comments from Portfolio Manager Kyle Weaver:
For the year ending December 31, 2022, the fund's share classes returned roughly -38%, trailing the -29.14% result of the benchmark, the Russell 1000® Growth Index. Versus the benchmark, security selection was the primary detractor, especially within the consumer discretionary sector. Weak stock picks in the information technology sector, primarily within the software & services industry, also hurt this period. Also hampering performance was an overweighting in communication services. The fund's biggest individual relative detractor was an outsized stake in Carvana, which returned -98% the past year. We pared our holdings in Carvana. Also holding back performance was our overweighting in Roku, which returned roughly -82%. We notably reduced our stake in Roku. Another notable relative detractor was an out-of-benchmark stake in Sea Limited (-76%), and we trimmed the position size. In contrast, the largest contributor to performance versus the benchmark was an overweighting in energy. Stock selection in communication services and an underweighting in consumer discretionary also helped the fund's relative performance. Our non-benchmark position in T-Mobile US was the fund's largest individual relative contributor, driven by a gain of roughly 21%. This was among the fund's biggest holdings. The fund's non-benchmark investment in Exxon Mobil, one of our largest holdings as of December 31, gained 43%. Exxon was a new position added the past 12 months. Another notable relative contributor was an outsized stake in Hess (+95%). This period we notably added to our stake. Notable changes in positioning include reduced exposure to the consumer discretionary sector and a higher allocation to industrials.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Microsoft Corp.	8.2
Alphabet, Inc. Class C	4.7
T-Mobile U.S., Inc.	4.1
Amazon.com, Inc.	3.8
NVIDIA Corp.	3.3
Apple, Inc.	2.9
Antero Resources Corp.	2.6
UnitedHealth Group, Inc.	2.2
Uber Technologies, Inc.	2.2
Advanced Micro Devices, Inc.	1.9
35.9

Market Sectors (% of Fund's net assets)

Information Technology	40.5
Communication Services	15.5
Health Care	13.1
Consumer Discretionary	11.1
Energy	10.0
Utilities	2.8
Industrials	2.5
Materials	2.3
Financials	1.8
Consumer Staples	0.4
Real Estate	0.0

Percentages shown as 0.0% may reflect amounts less than 0.05%.
Asset Allocation (% of Fund's net assets)

Foreign investments - 13.1%

Geographic Diversification (% of Fund's net assets)

* Includes Short-Term investments and Net Other Assets (Liabilities). Percentages are based on country or territory of incorporation and are adjusted for the effect of derivatives, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 96.7%
	Shares	Value ($)
COMMUNICATION SERVICES - 15.3%
Diversified Telecommunication Services - 0.0%
AT&T, Inc.	23,100	425,271
Cellnex Telecom SA (a)	6,600	218,930
Starry Group Holdings, Inc. Class A (b)(c)	164,890	7,997
		652,198
Entertainment - 1.3%
Netflix, Inc. (b)	15,900	4,688,592
Roku, Inc. Class A (b)	176,724	7,192,667
Sea Ltd. ADR (b)	248,388	12,923,628
		24,804,887
Interactive Media & Services - 8.9%
Alphabet, Inc.:
Class A (b)	384,720	33,943,846
Class C (b)	1,000,260	88,753,070
Epic Games, Inc. (b)(d)(e)	8,216	6,700,312
Meta Platforms, Inc. Class A (b)	214,579	25,822,437
Snap, Inc. Class A (b)	270,200	2,418,290
Zoominfo Technologies, Inc. (b)	386,100	11,625,471
		169,263,426
Media - 1.0%
Charter Communications, Inc. Class A (b)	5,900	2,000,690
Innovid Corp. (b)(d)	141,062	241,216
Magnite, Inc. (b)	625,650	6,625,634
TechTarget, Inc. (b)	139,528	6,147,604
The Trade Desk, Inc. (b)	106,050	4,754,222
		19,769,366
Wireless Telecommunication Services - 4.1%
T-Mobile U.S., Inc. (b)	551,988	77,278,320
TOTAL COMMUNICATION SERVICES		291,768,197
CONSUMER DISCRETIONARY - 10.4%
Auto Components - 0.1%
Aptiv PLC (b)	13,000	1,210,690
Mobileye Global, Inc.	18,100	634,586
		1,845,276
Automobiles - 1.5%
General Motors Co.	11,500	386,860
Neutron Holdings, Inc. (b)(d)(e)	106,587	2,281
Rad Power Bikes, Inc. (b)(d)(e)	56,834	210,286
Rivian Automotive, Inc. (b)	25,100	462,593
Tesla, Inc. (b)	226,175	27,860,237
		28,922,257
Diversified Consumer Services - 0.0%
Duolingo, Inc. (b)	4,600	327,198
Hotels, Restaurants & Leisure - 0.0%
Domino's Pizza, Inc.	600	207,840
Sonder Holdings, Inc. (b)(c)	222,530	275,937
Sonder Holdings, Inc.:
rights (b)(e)	2,658	824
rights (b)(e)	2,658	691
rights (b)(e)	2,657	558
rights (b)(e)	2,657	478
rights (b)(e)	2,657	399
rights (b)(e)	2,657	345
		487,072
Household Durables - 0.0%
Lennar Corp. Class A	2,600	235,300
Internet & Direct Marketing Retail - 7.5%
Amazon.com, Inc. (b)	860,360	72,270,240
Cazoo Group Ltd. Class A (b)(c)	1,655,567	259,593
Doordash, Inc. (b)(c)	151,100	7,376,702
FSN E-Commerce Ventures Private Ltd.	2,174,220	4,055,410
Global-e Online Ltd. (b)	310,233	6,403,209
Lyft, Inc. (b)	837,816	9,232,732
Uber Technologies, Inc. (b)(c)	1,686,493	41,706,972
Wayfair LLC Class A (b)	70,874	2,331,046
		143,635,904
Specialty Retail - 0.7%
Auto1 Group SE (a)(b)(c)	1,339,700	11,185,839
Carvana Co. Class A (b)(c)	208,000	985,920
		12,171,759
Textiles, Apparel & Luxury Goods - 0.6%
Bombas LLC (b)(d)(e)	745,906	2,528,621
Compagnie Financiere Richemont SA Series A	1,490	193,193
lululemon athletica, Inc. (b)	25,672	8,224,795
		10,946,609
TOTAL CONSUMER DISCRETIONARY		198,571,375
CONSUMER STAPLES - 0.2%
Beverages - 0.1%
Boston Beer Co., Inc. Class A (b)	5,700	1,878,264
Food Products - 0.0%
Local Bounti Corp. (b)(c)	505,373	702,468
Personal Products - 0.1%
Olaplex Holdings, Inc. (b)	194,100	1,011,261
Tobacco - 0.0%
JUUL Labs, Inc. Class B (b)(d)(e)	560	6,782
Philip Morris International, Inc.	4,900	495,929
		502,711
TOTAL CONSUMER STAPLES		4,094,704
ENERGY - 10.0%
Oil, Gas & Consumable Fuels - 10.0%
Antero Resources Corp. (b)	1,577,700	48,892,923
Canadian Natural Resources Ltd.	405,100	22,495,915
Cenovus Energy, Inc. (Canada)	905,800	17,574,126
Cheniere Energy, Inc.	12,500	1,874,500
Exxon Mobil Corp.	319,200	35,207,760
Hess Corp.	206,700	29,314,194
Imperial Oil Ltd.	58,400	2,844,520
Ovintiv, Inc.	380,300	19,285,013
Range Resources Corp.	37,800	945,756
Tourmaline Oil Corp.	259,000	13,068,597
		191,503,304
FINANCIALS - 1.7%
Banks - 1.6%
Starling Bank Ltd. Series D (b)(d)(e)	1,101,900	4,169,604
Wells Fargo & Co.	604,300	24,951,547
		29,121,151
Capital Markets - 0.1%
LPL Financial	10,800	2,334,636
TOTAL FINANCIALS		31,455,787
HEALTH CARE - 13.0%
Biotechnology - 2.7%
ADC Therapeutics SA (b)	37,288	143,186
Agios Pharmaceuticals, Inc. (b)	88,200	2,476,656
Alnylam Pharmaceuticals, Inc. (b)	27,751	6,595,025
ALX Oncology Holdings, Inc. (b)	85,500	963,585
Arcutis Biotherapeutics, Inc. (b)	40,700	602,360
Argenx SE ADR (b)	18,031	6,830,684
Ascendis Pharma A/S sponsored ADR (b)	16,125	1,969,346
Blueprint Medicines Corp. (b)	11,900	521,339
Celldex Therapeutics, Inc. (b)	107,200	4,777,904
Cytokinetics, Inc. (b)	131,600	6,029,912
Erasca, Inc. (b)	157,700	679,687
Exelixis, Inc. (b)	156,600	2,511,864
Gilead Sciences, Inc.	5,000	429,250
Icosavax, Inc. (b)	195,900	1,555,446
Instil Bio, Inc. (b)	200,100	126,063
Keros Therapeutics, Inc. (b)	35,500	1,704,710
Moderna, Inc. (b)	1,100	197,582
Monte Rosa Therapeutics, Inc. (b)	54,800	417,028
Morphic Holding, Inc. (b)	27,000	722,250
Natera, Inc. (b)	4,200	168,714
Nuvalent, Inc. Class A (b)	41,384	1,232,416
PTC Therapeutics, Inc. (b)	9,000	343,530
Tenaya Therapeutics, Inc. (b)	56,600	113,766
TG Therapeutics, Inc. (b)(c)	89,800	1,062,334
Vaxcyte, Inc. (b)	137,604	6,598,112
Verve Therapeutics, Inc. (b)(c)	29,100	563,085
Zentalis Pharmaceuticals, Inc. (b)	87,700	1,766,278
		51,102,112
Health Care Equipment & Supplies - 2.4%
Blink Health LLC Series A1 (b)(d)(e)	8,327	359,726
Boston Scientific Corp. (b)	555,892	25,721,123
Insulet Corp. (b)	15,600	4,592,484
Penumbra, Inc. (b)	24,900	5,539,254
TransMedics Group, Inc. (b)	166,441	10,272,739
		46,485,326
Health Care Providers & Services - 6.9%
agilon health, Inc. (b)(c)	773,500	12,484,290
Alignment Healthcare, Inc. (b)	127,600	1,500,576
Centene Corp. (b)	299,300	24,545,593
Guardant Health, Inc. (b)	104,900	2,853,280
Humana, Inc.	58,072	29,743,898
LifeStance Health Group, Inc. (b)	549,081	2,712,460
Oak Street Health, Inc. (b)	679,100	14,607,441
P3 Health Partners, Inc. (b)(d)	285,914	526,082
The Oncology Institute, Inc. (b)(d)	112,536	185,684
UnitedHealth Group, Inc.	79,748	42,280,795
		131,440,099
Life Sciences Tools & Services - 0.8%
Danaher Corp.	31,600	8,387,272
Sartorius Stedim Biotech	11,226	3,635,104
Thermo Fisher Scientific, Inc.	7,100	3,909,899
		15,932,275
Pharmaceuticals - 0.2%
Arvinas Holding Co. LLC (b)	39,400	1,347,874
AstraZeneca PLC sponsored ADR	3,500	237,300
Eli Lilly & Co.	2,900	1,060,936
		2,646,110
TOTAL HEALTH CARE		247,605,922
INDUSTRIALS - 1.7%
Aerospace & Defense - 1.6%
Lockheed Martin Corp.	20,200	9,827,098
Northrop Grumman Corp.	15,200	8,293,272
Space Exploration Technologies Corp. Class A (b)(d)(e)	13,000	1,001,000
The Boeing Co. (b)	54,200	10,324,558
		29,445,928
Air Freight & Logistics - 0.0%
Delhivery Private Ltd.	151,900	608,216
FedEx Corp.	800	138,560
		746,776
Commercial Services & Supplies - 0.1%
ACV Auctions, Inc. Class A (b)	193,900	1,591,919
Road & Rail - 0.0%
Bird Global, Inc.:
Stage 1 rights (b)(e)	15,639	0
Stage 2 rights (b)(e)	15,639	0
Stage 3 rights (b)(e)	15,638	0
		0
TOTAL INDUSTRIALS		31,784,623
INFORMATION TECHNOLOGY - 39.5%
Electronic Equipment & Components - 1.5%
Flex Ltd. (b)	737,452	15,825,720
Jabil, Inc.	177,300	12,091,860
		27,917,580
IT Services - 9.0%
Block, Inc. Class A (b)	78,700	4,945,508
Cloudflare, Inc. (b)	88,400	3,996,564
Cyxtera Technologies, Inc. Class A (b)	143,648	275,804
Dlocal Ltd. (b)(c)	702,265	10,934,266
EPAM Systems, Inc. (b)	34,900	11,438,126
Euronet Worldwide, Inc. (b)	5,200	490,776
Fiserv, Inc. (b)	2,100	212,247
Flywire Corp. (b)	122,127	2,988,448
Globant SA (b)	10,700	1,799,312
GoDaddy, Inc. (b)	260,406	19,483,577
Marqeta, Inc. Class A (b)	832,860	5,088,775
MasterCard, Inc. Class A	79,856	27,768,327
MongoDB, Inc. Class A (b)	87,000	17,125,080
Nuvei Corp. (a)(b)	432,526	10,992,038
Okta, Inc. (b)	16,200	1,106,946
Payoneer Global, Inc. (b)(d)	65,400	357,738
Repay Holdings Corp. (b)	684,200	5,507,810
Shift4 Payments, Inc. (b)(c)	166,000	9,284,380
Snowflake, Inc. (b)	6,100	875,594
TaskUs, Inc. (b)	302,495	5,112,166
Visa, Inc. Class A	150,433	31,253,960
Wix.com Ltd. (b)	2,500	192,075
		171,229,517
Semiconductors & Semiconductor Equipment - 12.4%
Advanced Micro Devices, Inc. (b)	546,900	35,422,713
Applied Materials, Inc.	166,495	16,213,283
ASML Holding NV (Netherlands)	500	272,626
BE Semiconductor Industries NV	8,900	538,847
GlobalFoundries, Inc. (b)	538,400	29,014,376
Lam Research Corp.	28,244	11,870,953
Marvell Technology, Inc.	473,370	17,533,625
Microchip Technology, Inc.	15,000	1,053,750
NVIDIA Corp.	433,852	63,403,131
NXP Semiconductors NV	169,845	26,840,605
onsemi (b)	497,039	31,000,322
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	52,300	3,895,827
		237,060,058
Software - 13.6%
Adobe, Inc. (b)	3,500	1,177,855
Bill.Com Holdings, Inc. (b)	69,600	7,583,616
Confluent, Inc. (b)	80,300	1,785,872
Datadog, Inc. Class A (b)	101,200	7,438,200
DoubleVerify Holdings, Inc. (b)	280,456	6,158,814
Dynatrace, Inc. (b)	529,700	20,287,510
Elastic NV (b)	126,481	6,513,772
Five9, Inc. (b)	84,800	5,754,528
HubSpot, Inc. (b)	21,993	6,358,836
Intapp, Inc. (b)	205,041	5,113,723
Intuit, Inc.	27,590	10,738,580
Microsoft Corp.	654,944	157,068,666
NICE Ltd. sponsored ADR (b)	1,000	192,300
Oracle Corp.	72,800	5,950,672
Pegasystems, Inc.	6,000	205,440
Pine Labs Private Ltd. (b)(d)(e)	2,299	1,213,734
Salesforce.com, Inc. (b)	41,131	5,453,559
SentinelOne, Inc. (b)	38,400	560,256
ServiceNow, Inc. (b)	23,318	9,053,680
Stripe, Inc. Class B (b)(d)(e)	10,400	233,168
Viant Technology, Inc. (b)	169,415	681,048
Zscaler, Inc. (b)	6,000	671,400
		260,195,229
Technology Hardware, Storage & Peripherals - 3.0%
Apple, Inc.	428,804	55,714,504
Pure Storage, Inc. Class A (b)	40,200	1,075,752
		56,790,256
TOTAL INFORMATION TECHNOLOGY		753,192,640
MATERIALS - 2.1%
Chemicals - 0.9%
CF Industries Holdings, Inc.	76,100	6,483,720
Nutrien Ltd.	124,200	9,070,326
The Mosaic Co.	41,300	1,811,831
		17,365,877
Metals & Mining - 1.2%
Alcoa Corp.	176,000	8,002,720
ArcelorMittal SA Class A unit GDR	362,993	9,517,676
Freeport-McMoRan, Inc.	131,800	5,008,400
MP Materials Corp. (b)(c)	20,700	502,596
		23,031,392
TOTAL MATERIALS		40,397,269
REAL ESTATE - 0.0%
Real Estate Management & Development - 0.0%
WeWork, Inc. (b)	403,700	577,291
UTILITIES - 2.8%
Electric Utilities - 1.9%
Constellation Energy Corp.	94,733	8,166,932
ORSTED A/S (a)	92,794	8,389,101
PG&E Corp. (b)	1,199,100	19,497,366
		36,053,399
Independent Power and Renewable Electricity Producers - 0.9%
NextEra Energy Partners LP	234,800	16,457,132
TOTAL UTILITIES		52,510,531
TOTAL COMMON STOCKS (Cost $1,518,650,414)		1,843,461,643

Preferred Stocks - 3.1%
	Shares	Value ($)
Convertible Preferred Stocks - 2.3%
COMMUNICATION SERVICES - 0.2%
Interactive Media & Services - 0.2%
ByteDance Ltd. Series E1 (b)(d)(e)	17,456	3,141,033

CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Rad Power Bikes, Inc.:
Series A(b)(d)(e)	7,410	27,417
Series C(b)(d)(e)	29,156	107,877
Series D(b)(d)(e)	54,800	202,760
		338,054
Internet & Direct Marketing Retail - 0.3%
Circle Internet Financial Ltd. Series F (d)(e)	20,489	537,836
Instacart, Inc.:
Series H(b)(d)(e)	39,942	1,709,518
Series I(b)(d)(e)	13,388	573,006
Meesho Series F (b)(d)(e)	32,200	2,509,346
		5,329,706
Textiles, Apparel & Luxury Goods - 0.0%
CelLink Corp. Series D (d)(e)	49,900	715,566

TOTAL CONSUMER DISCRETIONARY		6,383,326

CONSUMER STAPLES - 0.2%
Food & Staples Retailing - 0.1%
GoBrands, Inc. Series G (b)(d)(e)	10,300	1,490,822

Food Products - 0.0%
Bowery Farming, Inc. Series C1 (b)(d)(e)	57,277	1,163,296

Tobacco - 0.1%
JUUL Labs, Inc.:
Series C(b)(d)(e)	131,549	1,593,058
Series D(b)(d)(e)	741	8,974
		1,602,032
TOTAL CONSUMER STAPLES		4,256,150

HEALTH CARE - 0.1%
Health Care Equipment & Supplies - 0.1%
Blink Health LLC Series C (b)(d)(e)	40,445	1,747,224

Health Care Technology - 0.0%
Aledade, Inc. Series E1 (d)(e)	19,932	957,334

TOTAL HEALTH CARE		2,704,558

INDUSTRIALS - 0.8%
Aerospace & Defense - 0.6%
Relativity Space, Inc. Series E (b)(d)(e)	149,903	2,783,699
Space Exploration Technologies Corp.:
Series I(b)(d)(e)	3,941	3,034,570
Series N(b)(d)(e)	8,100	6,237,000
		12,055,269
Construction & Engineering - 0.2%
Beta Technologies, Inc. Series A (b)(d)(e)	64,780	4,108,995

TOTAL INDUSTRIALS		16,164,264

INFORMATION TECHNOLOGY - 0.5%
Electronic Equipment & Components - 0.0%
Enevate Corp. Series E (b)(d)(e)	1,172,546	609,724

IT Services - 0.1%
Yanka Industries, Inc.:
Series E(b)(d)(e)	53,172	558,838
Series F(b)(d)(e)	55,568	584,020
		1,142,858
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc.:
Series F1(b)(d)(e)	44,969	221,247
Series F2(b)(d)(e)	23,746	116,830
SiMa.ai:
Series B(b)(d)(e)	171,100	1,071,086
Series B1(d)(e)	24,426	179,043
Xsight Labs Ltd. Series D (b)(d)(e)	74,300	524,558
		2,112,764
Software - 0.3%
Convoy, Inc. Series D (b)(d)(e)	197,216	1,871,580
Databricks, Inc. Series G (b)(d)(e)	27,000	1,328,670
Mountain Digital, Inc. Series D (b)(d)(e)	118,780	1,159,293
Stripe, Inc. Series H (b)(d)(e)	4,500	100,890
Tenstorrent, Inc. Series C1 (b)(d)(e)	4,700	244,917
		4,705,350
TOTAL INFORMATION TECHNOLOGY		8,570,696

MATERIALS - 0.2%
Metals & Mining - 0.2%
Diamond Foundry, Inc. Series C (b)(d)(e)	99,028	3,071,849

TOTAL CONVERTIBLE PREFERRED STOCKS		44,291,876
Nonconvertible Preferred Stocks - 0.8%
CONSUMER DISCRETIONARY - 0.3%
Automobiles - 0.0%
Neutron Holdings, Inc. Series 1C (b)(d)(e)	1,673,000	35,802
Waymo LLC Series A2 (b)(d)(e)	7,496	346,765
		382,567
Internet & Direct Marketing Retail - 0.3%
Circle Internet Financial Ltd. Series E (d)(e)	214,805	5,638,631

TOTAL CONSUMER DISCRETIONARY		6,021,198

FINANCIALS - 0.1%
Diversified Financial Services - 0.1%
Thriveworks TopCo LLC Series B (b)(d)(e)(f)	105,185	1,741,864

INFORMATION TECHNOLOGY - 0.4%
IT Services - 0.1%
Gupshup, Inc. (b)(d)(e)	70,900	1,258,475

Software - 0.3%
Pine Labs Private Ltd.:
Series 1(b)(d)(e)	5,494	2,900,502
Series A(b)(d)(e)	1,373	724,862
Series B(b)(d)(e)	1,494	788,742
Series B2(b)(d)(e)	1,208	637,752
Series C(b)(d)(e)	2,247	1,186,281
Series C1(b)(d)(e)	473	249,716
Series D(b)(d)(e)	506	267,138
		6,754,993
TOTAL INFORMATION TECHNOLOGY		8,013,468

TOTAL NONCONVERTIBLE PREFERRED STOCKS		15,776,530
TOTAL PREFERRED STOCKS (Cost $60,279,189)		60,068,406

Convertible Bonds - 0.1%
	Principal Amount (g)	Value ($)
CONSUMER DISCRETIONARY - 0.1%
Automobiles - 0.1%
Neutron Holdings, Inc.:
4% 10/27/25 (d)(e)(h)	1,609,900	1,457,925
4% 5/22/27 (d)(e)	130,700	112,415
4% 6/12/27 (d)(e)	35,600	30,620
(Cost $1,776,200)		1,600,960

Preferred Securities - 0.1%
	Principal Amount (g)	Value ($)
INFORMATION TECHNOLOGY - 0.1%
Electronic Equipment & Components - 0.0%
Enevate Corp. 0% 1/29/23 (d)(e)	499,219	476,754
Semiconductors & Semiconductor Equipment - 0.1%
GaN Systems, Inc. 0% (d)(e)(i)	1,054,022	601,846
Software - 0.0%
Tenstorrent, Inc. 0% (d)(e)(i)	260,000	227,760
TOTAL PREFERRED SECURITIES (Cost $1,813,241)		1,306,360

Money Market Funds - 1.3%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (j)	3,546,891	3,547,601
Fidelity Securities Lending Cash Central Fund 4.37% (j)(k)	22,296,544	22,298,774
TOTAL MONEY MARKET FUNDS (Cost $25,846,375)		25,846,375

TOTAL INVESTMENT IN SECURITIES - 101.3% (Cost $1,608,365,419)	1,932,283,744
NET OTHER ASSETS (LIABILITIES) - (1.3)%	(25,665,953)
NET ASSETS - 100.0%	1,906,617,791

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $30,785,908 or 1.6% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is on loan at period end.
(d)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $80,711,960 or 4.2% of net assets.

(e)	Level 3 security
(f)	Investment is owned by a wholly-owned subsidiary (Subsidiary) that is treated as a corporation for U.S. tax purposes.
(g)	Amount is stated in United States dollars unless otherwise noted.
(h)	Security initially issued at one coupon which converts to a higher coupon at a specified date. The rate shown is the rate at period end.
(i)	Security is perpetual in nature with no stated maturity date.
(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
Aledade, Inc. Series E1	5/20/22	992,901

Beta Technologies, Inc. Series A	4/09/21	4,746,431

Blink Health LLC Series A1	12/30/20	225,578

Blink Health LLC Series C	11/07/19 - 7/14/21	1,544,028

Bombas LLC	2/16/21 - 11/12/21	3,539,531

Bowery Farming, Inc. Series C1	5/18/21	3,450,899

ByteDance Ltd. Series E1	11/18/20	1,912,727

CelLink Corp. Series D	1/20/22	1,039,113

Circle Internet Financial Ltd. Series E	5/11/21	3,486,300

Circle Internet Financial Ltd. Series F	5/09/22	863,406

Convoy, Inc. Series D	10/30/19	2,670,305

Databricks, Inc. Series G	2/01/21	1,596,311

Diamond Foundry, Inc. Series C	3/15/21	2,376,672

Enevate Corp. Series E	1/29/21	1,299,984

Enevate Corp. 0% 1/29/23	1/29/21	499,219

Epic Games, Inc.	7/13/20 - 3/29/21	6,646,200

GaN Systems, Inc. Series F1	11/30/21	381,337

GaN Systems, Inc. Series F2	11/30/21	201,366

GaN Systems, Inc. 0%	11/30/21	1,054,022

GoBrands, Inc. Series G	3/02/21	2,572,088

Gupshup, Inc.	6/08/21	1,621,143

Innovid Corp.	6/24/21	1,410,620

Instacart, Inc. Series H	11/13/20	2,396,520

Instacart, Inc. Series I	2/26/21	1,673,500

JUUL Labs, Inc. Class B	11/21/17	0

JUUL Labs, Inc. Series C	5/22/15	0

JUUL Labs, Inc. Series D	6/25/18	0

Meesho Series F	9/21/21	2,468,848

Mountain Digital, Inc. Series D	11/05/21	2,727,818

Neutron Holdings, Inc.	2/04/21	1,066

Neutron Holdings, Inc. Series 1C	7/03/18	305,891

Neutron Holdings, Inc. 4% 10/27/25	10/29/21	1,609,900

Neutron Holdings, Inc. 4% 5/22/27	6/04/20	130,700

Neutron Holdings, Inc. 4% 6/12/27	6/12/20	35,600

P3 Health Partners, Inc.	5/25/21	2,859,140

Payoneer Global, Inc.	2/03/21	654,000

Pine Labs Private Ltd.	6/30/21	857,205

Pine Labs Private Ltd. Series 1	6/30/21	2,048,493

Pine Labs Private Ltd. Series A	6/30/21	511,937

Pine Labs Private Ltd. Series B	6/30/21	557,053

Pine Labs Private Ltd. Series B2	6/30/21	450,415

Pine Labs Private Ltd. Series C	6/30/21	837,816

Pine Labs Private Ltd. Series C1	6/30/21	176,363

Pine Labs Private Ltd. Series D	6/30/21	188,667

Rad Power Bikes, Inc.	1/21/21	274,158

Rad Power Bikes, Inc. Series A	1/21/21	35,745

Rad Power Bikes, Inc. Series C	1/21/21	140,644

Rad Power Bikes, Inc. Series D	9/17/21	525,192

Relativity Space, Inc. Series E	5/27/21	3,423,050

SiMa.ai Series B	5/10/21	877,298

SiMa.ai Series B1	4/25/22 - 10/17/22	173,203

Space Exploration Technologies Corp. Class A	2/16/21	545,987

Space Exploration Technologies Corp. Series I	4/05/18	666,029

Space Exploration Technologies Corp. Series N	8/04/20	2,187,000

Starling Bank Ltd. Series D	6/18/21 - 4/05/22	2,084,120

Stripe, Inc. Class B	5/18/21	417,335

Stripe, Inc. Series H	3/15/21	180,563

Tenstorrent, Inc. Series C1	4/23/21	279,435

Tenstorrent, Inc. 0%	4/23/21	260,000

The Oncology Institute, Inc.	6/28/21	1,125,360

Thriveworks TopCo LLC Series B	7/23/21 - 2/25/22	3,019,147

Waymo LLC Series A2	5/08/20	643,661

Xsight Labs Ltd. Series D	2/16/21	594,103

Yanka Industries, Inc. Series E	5/15/20	642,275

Yanka Industries, Inc. Series F	4/08/21	1,771,330

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	3,496,381	354,432,590	354,381,370	261,402	-	-	3,547,601	0.0%
Fidelity Securities Lending Cash Central Fund 4.37%	124,803,443	887,024,439	989,529,108	517,647	-	-	22,298,774	0.1%
Total	128,299,824	1,241,457,029	1,343,910,478	779,049	-	-	25,846,375

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	294,909,230	284,848,955	218,930	9,841,345
Consumer Discretionary	210,975,899	191,578,289	4,248,603	15,149,007
Consumer Staples	8,350,854	4,087,922	-	4,262,932
Energy	191,503,304	191,503,304	-	-
Financials	33,197,651	27,286,183	-	5,911,468
Health Care	250,310,480	247,246,196	-	3,064,284
Industrials	47,948,887	30,175,407	608,216	17,165,264
Information Technology	769,776,804	751,473,112	272,626	18,031,066
Materials	43,469,118	40,397,269	-	3,071,849
Real Estate	577,291	577,291	-	-
Utilities	52,510,531	44,121,430	8,389,101	-

Corporate Bonds	1,600,960	-	-	1,600,960

Preferred Securities	1,306,360	-	-	1,306,360

Money Market Funds	25,846,375	25,846,375	-	-
Total Investments in Securities:	1,932,283,744	1,839,141,733	13,737,476	79,404,535

Net Unrealized Depreciation on Unfunded Commitments	(174,892)	-	-	(174,892)
Total	(174,892)	-	-	(174,892)

The following is a reconciliation of Investments in Securities for which Level 3 inputs were used in determining value:

Investments in Securities:
Information Technology
Beginning Balance	$35,813,938
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(17,956,074)
Cost of Purchases	173,202
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	-
Ending Balance	$18,031,066
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(17,956,074)
Industrials
Beginning Balance	$19,804,962
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(1,912,582)
Cost of Purchases	-
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	-
Transfers out of Level 3	(727,116)
Ending Balance	$17,165,264
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(1,912,582)
Other Investments in Securities
Beginning Balance	$40,714,229
Net Realized Gain (Loss) on Investment Securities	-
Net Unrealized Gain (Loss) on Investment Securities	(5,786,253)
Cost of Purchases	3,539,108
Proceeds of Sales	-
Amortization/Accretion	-
Transfers into Level 3	5,741,121
Transfers out of Level 3	-
Ending Balance	$44,208,205
The change in unrealized gain (loss) for the period attributable to Level 3 securities held at December 31, 2022	$(5,786,253)

The information used in the above reconciliation represents fiscal year to date activity for any Investments in Securities identified as using Level 3 inputs at either the beginning or the end of the current fiscal period. Cost of purchases and proceeds of sales may include securities received and/or delivered through in-kind transactions. Transfers into Level 3 were attributable to a lack of observable market data resulting from decreases in market activity, decreases in liquidity, security restructurings or corporate actions. Transfers out of Level 3 were attributable to observable market data becoming available for those securities. Transfers in or out of Level 3 represent the beginning value of any Security or Instrument where a change in the pricing level occurred from the beginning to the end of the period. The cost of purchases and the proceeds of sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) disclosed in the reconciliation are included in Net Gain (Loss) on the Fund's Statement of Operations.

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $19,833,692) - See accompanying schedule:	$
Unaffiliated issuers (cost $1,582,519,044)		1,906,437,369
Fidelity Central Funds (cost $25,846,375)		25,846,375

Total Investment in Securities (cost $1,608,365,419)			$1,932,283,744
Foreign currency held at value (cost $100,356)			100,356
Receivable for investments sold			368,901
Receivable for fund shares sold			558,619
Dividends receivable			690,643
Interest receivable			60,971
Distributions receivable from Fidelity Central Funds			54,573
Prepaid expenses			2,413
Other receivables			1,412
Total assets			1,934,121,632
Liabilities
Payable for investments purchased		$1,831,497
Unrealized depreciation on unfunded commitments		174,892
Payable for fund shares redeemed		1,439,635
Accrued management fee		866,985
Distribution and service plan fees payable		194,144
Other affiliated payables		193,093
Other payables and accrued expenses		512,038
Collateral on securities loaned		22,291,557
Total Liabilities			27,503,841
Net Assets			$1,906,617,791
Net Assets consist of:
Paid in capital			$1,847,794,745
Total accumulated earnings (loss)			58,823,046
Net Assets			$1,906,617,791

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($256,756,771 ÷ 6,257,883 shares)			$41.03
Service Class :
Net Asset Value , offering price and redemption price per share ($94,432,827 ÷ 2,310,608 shares)			$40.87
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($868,128,598 ÷ 21,749,447 shares)			$39.91
Investor Class :
Net Asset Value , offering price and redemption price per share ($687,299,595 ÷ 16,936,599 shares)			$40.58
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$12,269,561
Interest		50,641
Income from Fidelity Central Funds (including $517,647 from security lending)		779,049
Total Income		13,099,251
Expenses
Management fee	$12,040,512
Transfer agent fees	2,081,583
Distribution and service plan fees	2,564,290
Accounting fees	643,907
Custodian fees and expenses	53,840
Independent trustees' fees and expenses	8,287
Audit	69,179
Legal	8,006
Interest	5,460
Miscellaneous	12,016
Total expenses before reductions	17,487,080
Expense reductions	(84,441)
Total expenses after reductions		17,402,639
Net Investment income (loss)		(4,303,388)
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers(net of foreign taxes of $1,826,094)	(223,052,763)
Foreign currency transactions	(159,065)
Total net realized gain (loss)		(223,211,828)
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $2,308,078)	(993,988,452)
Unfunded commitments	(77,609)
Assets and liabilities in foreign currencies	2,173
Total change in net unrealized appreciation (depreciation)		(994,063,888)
Net gain (loss)		(1,217,275,716)
Net increase (decrease) in net assets resulting from operations		$(1,221,579,104)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$(4,303,388)	$(14,311,071)
Net realized gain (loss)	(223,211,828)	518,790,946
Change in net unrealized appreciation (depreciation)	(994,063,888)	(157,766,100)
Net increase (decrease) in net assets resulting from operations	(1,221,579,104)	346,713,775
Distributions to shareholders	(455,527,380)	(290,996,278)
Share transactions - net increase (decrease)	287,378,244	275,469,006
Total increase (decrease) in net assets	(1,389,728,240)	331,186,503

Net Assets
Beginning of period	3,296,346,031	2,965,159,528
End of period	$1,906,617,791	$3,296,346,031

Financial Highlights
VIP Growth Opportunities Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$79.25	$77.54	$48.86	$38.01	$36.08
Income from Investment Operations
Net investment income (loss) A,B	(.02)	(.24)	(.06)	.09 C	.03
Net realized and unrealized gain (loss)	(27.11)	9.38	32.11	14.54	4.19
Total from investment operations	(27.13)	9.14	32.05	14.63	4.22
Distributions from net investment income	-	-	(.01)	(.07)	(.05)
Distributions from net realized gain	(11.09)	(7.43)	(3.36)	(3.71)	(2.24)
Total distributions	(11.09)	(7.43)	(3.37)	(3.78)	(2.29)
Net asset value, end of period	$41.03	$79.25	$77.54	$48.86	$38.01
Total Return D,E	(38.15)%	11.94%	68.66%	40.84%	12.46%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.62%	.62%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.62%	.62%	.64%	.64%	.65%
Expenses net of all reductions	.62%	.62%	.63%	.64%	.65%
Net investment income (loss)	(.05)%	(.30)%	(.10)%	.20% C	.09%
Supplemental Data
Net assets, end of period (000 omitted)	$256,757	$471,980	$470,897	$284,621	$187,106
Portfolio turnover rate H	68%	82%	65%	49%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been .03%.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Opportunities Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$79.06	$77.37	$48.77	$37.95	$36.02
Income from Investment Operations
Net investment income (loss) A,B	(.07)	(.32)	(.12)	.04 C	- D
Net realized and unrealized gain (loss)	(27.03)	9.35	32.04	14.52	4.17
Total from investment operations	(27.10)	9.03	31.92	14.56	4.17
Distributions from net investment income	-	-	- D	(.02)	(.04)
Distributions from net realized gain	(11.09)	(7.34)	(3.31)	(3.71)	(2.20)
Total distributions	(11.09)	(7.34)	(3.32) E	(3.74) E	(2.24)
Net asset value, end of period	$40.87	$79.06	$77.37	$48.77	$37.95
Total Return F,G	(38.21)%	11.83%	68.49%	40.70%	12.35%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.72%	.72%	.74%	.74%	.75%
Expenses net of fee waivers, if any	.72%	.72%	.74%	.74%	.75%
Expenses net of all reductions	.72%	.72%	.73%	.74%	.75%
Net investment income (loss)	(.15)%	(.40)%	(.20)%	.10% C	(.01)%
Supplemental Data
Net assets, end of period (000 omitted)	$94,433	$157,797	$163,452	$111,145	$94,561
Portfolio turnover rate J	68%	82%	65%	49%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.07)%.

D Amount represents less than $.005 per share.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Opportunities Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$77.62	$76.08	$48.05	$37.46	$35.60
Income from Investment Operations
Net investment income (loss) A,B	(.14)	(.44)	(.20)	(.02) C	(.06)
Net realized and unrealized gain (loss)	(26.48)	9.22	31.50	14.31	4.13
Total from investment operations	(26.62)	8.78	31.30	14.29	4.07
Distributions from net investment income	-	-	-	-	(.03)
Distributions from net realized gain	(11.09)	(7.24)	(3.27)	(3.70)	(2.17)
Total distributions	(11.09)	(7.24)	(3.27)	(3.70)	(2.21) D
Net asset value, end of period	$39.91	$77.62	$76.08	$48.05	$37.46
Total Return E,F	(38.32)%	11.68%	68.21%	40.49%	12.18%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.87%	.87%	.88%	.89%	.90%
Expenses net of fee waivers, if any	.87%	.87%	.88%	.89%	.90%
Expenses net of all reductions	.87%	.87%	.88%	.89%	.90%
Net investment income (loss)	(.30)%	(.55)%	(.35)%	(.05)% C	(.16)%
Supplemental Data
Net assets, end of period (000 omitted)	$868,129	$1,304,134	$1,079,778	$505,917	$273,228
Portfolio turnover rate I	68%	82%	65%	49%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.22)%.

D Total distributions per share do not sum due to rounding.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth Opportunities Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$78.58	$76.94	$48.52	$37.78	$35.88
Income from Investment Operations
Net investment income (loss) A,B	(.06)	(.30)	(.10)	.05 C	- D
Net realized and unrealized gain (loss)	(26.85)	9.31	31.86	14.44	4.16
Total from investment operations	(26.91)	9.01	31.76	14.49	4.16
Distributions from net investment income	-	-	(.01)	(.04)	(.04)
Distributions from net realized gain	(11.09)	(7.37)	(3.33)	(3.71)	(2.22)
Total distributions	(11.09)	(7.37)	(3.34)	(3.75)	(2.26)
Net asset value, end of period	$40.58	$78.58	$76.94	$48.52	$37.78
Total Return E,F	(38.20)%	11.87%	68.52%	40.71%	12.37%
Ratios to Average Net Assets B,G,H
Expenses before reductions	.70%	.70%	.71%	.72%	.73%
Expenses net of fee waivers, if any	.70%	.70%	.71%	.72%	.73%
Expenses net of all reductions	.70%	.70%	.71%	.72%	.73%
Net investment income (loss)	(.12)%	(.38)%	(.18)%	.12% C	.01%
Supplemental Data
Net assets, end of period (000 omitted)	$687,300	$1,362,435	$1,251,032	$647,493	$347,473
Portfolio turnover rate I	68%	82%	65%	49%	39%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.07 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been (.05)%.

D Amount represents less than $.005 per share.

E Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

F Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

G Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

H Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

I Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Growth Opportunities Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.

2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.

3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy. Securities, including private placements or other restricted securities, for which observable inputs are not available are valued using alternate valuation approaches, including the market approach, the income approach and cost approach, and are categorized as Level 3 in the hierarchy. The market approach considers factors including the price of recent investments in the same or a similar security or financial metrics of comparable securities. The income approach considers factors including expected future cash flows, security specific risks and corresponding discount rates. The cost approach considers factors including the value of the security's underlying assets and liabilities.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds and preferred securities are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

The following provides information on Level 3 securities held by the Fund that were valued at period end based on unobservable inputs. These amounts exclude valuations provided by a broker.

Asset Type	Fair Value	Valuation Technique(s)	Unobservable Input	Amount or Range/Weighted Average	Impact to Valuation from an Increase in Input A
Equities	$76,497,215	Market comparable	Enterprise value/EBITDA multiple (EV/EBITDA)	15.0	Increase
			Enterprise value/Revenue multiple (EV/R)	2.1 - 25.0/ 8.0	Increase
			Enterprise value/Net income multiple (EV/NI)	15.5	Increase
			Enterprise value/Gross profit multiple (EV/GP)	7.3	Increase
			Probability rate	25.0% - 75.0% / 50.0%	Increase
		Recovery value	Recovery value	$0.00	Increase

		Market approach	Transaction price	$1.11 - $85.87 / $19.51	Increase
			Discount rate	15.0% - 50.0% / 25.9%	Decrease
			Probability rate	25.0% - 75.0% / 51.7%	Increase
			Premium rate	5.0%	Increase
		Discounted cash flow	Weighted average cost of capital (WACC)	30.0%	Decrease
			Exit multiple	2.0	Increase
		Black scholes	Discount rate	3.8% - 4.2% / 3.9%	Increase
			Probability rate	50.0%	Increase
			Volatility	50.0% - 100.0% / 74.6%	Increase
			Term	2.0 - 5.0 / 4.0	Increase
Corporate Bonds	$1,600,960	Market comparable	Enterprise value/Revenue multiple (EV/R)	2.9	Increase
			Discount rate	29.2%	Decrease
			Probability rate	10.0% - 50.0% / 33.3%	Increase
		Black scholes	Volatility	75.0%	Increase
			Term	1.0	Increase
Preferred Securities	$1,306,360	Market comparable	Enterprise value/Revenue multiple (EV/R)	4.3	Increase
			Probability rate	10.0% - 90.0% / 50.0%	Increase
		Market approach	Transaction price	$1.11 - $100.0 / $33.08	Increase
			Discount rate	15.0%	Decrease
			Probability rate	25.0% - 75.0% / 51.7%	Increase
		Black scholes	Discount rate	4.0% - 4.2% / 4.1%	Increase
			Volatility	70.0% - 100.0% / 90.3%	Increase
			Term	2.0 - 3.0 / 2.7	Increase

A   Represents the directional change in the fair value of the Level 3 investments that could have resulted from an increase in the corresponding input as of period end. A decrease to the unobservable input would have had the opposite effect. Significant changes in these inputs may have resulted in a significantly higher or lower fair value measurement at period end.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022, as well as a roll forward of Level 3 investments, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), net operating losses, capital loss carryforwards and   losses deferred due to wash sales and excise tax regulations.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$603,121,888
Gross unrealized depreciation	(298,976,126)
Net unrealized appreciation (depreciation)	$304,145,762
Tax Cost	$1,627,963,090

The tax-based components of distributable earnings as of period end were as follows:

Capital loss carryforward	$(244,873,386)
Net unrealized appreciation (depreciation) on securities and other investments	$304,146,318

Capital loss carryforwards are only available to offset future capital gains of the Fund to the extent provided by regulations and may be limited. The capital loss carryforward information presented below, including any applicable limitation, is estimated as of fiscal period end and is subject to adjustment.

Short-term	$(244,873,386)

The Fund intends to elect to defer to its next fiscal year $1,139 of ordinary losses recognized during the period January 1, 2022 to December 31, 2022.

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$ -	$ 100,584,367
Long-term Capital Gains	455,527,380	190,411,911
Total	$455,527,380	$290,996,278

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
VIP Growth Opportunities Portfolio	Stripe, Inc.	$174,892	$(174,892)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.

Consolidated Subsidiary. The Funds included in the table below hold certain investments through a wholly-owned subsidiary ("Subsidiary"), which may be subject to federal and state taxes upon disposition.

As of period end, investments in Subsidiaries were as follows:

	$ Amount	% of Net Assets
VIP Growth Opportunities Portfolio	1,741,864.09

The financial statements have been consolidated to include the Subsidiary accounts where applicable. Accordingly, all inter-company transactions and balances have been eliminated.

At period end, any estimated tax liability for these investments is presented as "Deferred taxes" in the Statement of Assets and Liabilities and included in "Change in net unrealized appreciation (depreciation) on investment securities" in the Statement of Operations. The tax liability incurred may differ materially depending on conditions when these investments are disposed. Any cash held by a Subsidiary is restricted as to its use and is presented as "Restricted cash" in the Statement of Assets and Liabilities, if applicable.

New Accounting Pronouncement. In June 2022, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) 2022-03 Fair Value Measurement (Topic 820): Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions . The amendments in this ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. They also clarify that an entity cannot, as a separate unit of account, recognize and measure a contractual sale restriction. They also require additional disclosures for equity securities subject to contractual sale restrictions. ASU 2022-03 will be effective for fiscal years, including interim periods within those fiscal years, beginning after December 15, 2023. Management is currently evaluating the potential impact of ASU 2022-03 to the financial statements.

4. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth Opportunities Portfolio	1,580,445,377	1,754,628,175

5. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .30% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .53% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$ 112,036
Service Class 2	2,452,254
$2,564,290

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$ 198,973.06
Service Class	69,821.06
Service Class 2	611,667.06
Investor Class	1,201,122.14
	$2,081,583

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth Opportunities Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth Opportunities Portfolio	$ 40,052

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	Borrower	$ 9,180,135.38%		$ 5,362

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth Opportunities Portfolio	153,726,611	117,827,042	(6,776,149)

Other. During the period, the investment adviser reimbursed the Fund for certain losses as follows:

Amount ($)
VIP Growth Opportunities Portfolio	3,164

6. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth Opportunities Portfolio	$ 4,466

7. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth Opportunities Portfolio	$55,410	$18,974	$226,572

8. Bank Borrowings.
The Fund is permitted to have bank borrowings for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity requirements. The Fund has established borrowing arrangements with certain banks. The interest rate on the borrowings is the bank's base rate, as revised from time to time. Any open loans, including accrued interest, at period end are presented under the caption "Notes payable" in the Statement of Assets and Liabilities, if applicable. Activity in this program during the period for which loans were outstanding was as follows:
	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth Opportunities Portfolio	$ 6,094,000.58%		$ 98

9. Expense Reductions.
Through arrangements with the Fund's custodian, credits realized as a result of certain uninvested cash balances were used to reduce the Fund's expenses. During the period, custodian credits reduced the Fund's expenses by $625.

In addition, during the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $83,816.

10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Growth Opportunities Portfolio
Distributions to shareholders
Initial Class	$ 64,630,110	$44,683,955
Service Class	21,878,935	15,002,730
Service Class 2	187,539,568	106,914,640
Investor Class	181,478,767	124,394,953
Total	$455,527,380	$290,996,278

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Growth Opportunities Portfolio
Initial Class
Shares sold	445,956	798,604	$ 22,595,346	$ 64,046,280
Reinvestment of distributions	1,134,459	562,222	64,630,110	44,683,955
Shares redeemed	(1,277,771)	(1,478,756)	(65,793,680)	(117,097,350)
Net increase (decrease)	302,644	(117,930)	$21,431,776	$(8,367,115)
Service Class
Shares sold	227,137	131,744	$ 10,515,341	$ 10,555,172
Reinvestment of distributions	385,193	189,152	21,878,935	15,002,730
Shares redeemed	(297,546)	(437,810)	(14,796,343)	(34,733,936)
Net increase (decrease)	314,784	(116,914)	$17,597,933	$(9,176,034)
Service Class 2
Shares sold	5,179,254	5,059,471	$ 250,307,062	$ 395,555,746
Reinvestment of distributions	3,376,658	1,373,358	187,539,568	106,914,640
Shares redeemed	(3,608,653)	(3,822,447)	(176,762,361)	(303,873,474)
Net increase (decrease)	4,947,259	2,610,382	$261,084,269	$198,596,912
Investor Class
Shares sold	455,013	2,450,283	$ 22,738,381	$ 197,530,478
Reinvestment of distributions	3,218,850	1,578,749	181,478,767	124,394,953
Shares redeemed	(4,075,292)	(2,950,707)	(216,952,882)	(227,510,188)
Net increase (decrease)	(401,429)	1,078,325	$(12,735,734)	$94,415,243

12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number ofUnaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth Opportunities Portfolio	43%	1	40%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Growth Opportunities Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Growth Opportunities Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Growth Opportunities Portfolio
Initial Class	.62%
Actual		$ 1,000	$ 971.10	$ 3.08
Hypothetical- B		$ 1,000	$ 1,022.08	$ 3.16
Service Class	.72%
Actual		$ 1,000	$ 970.80	$ 3.58
Hypothetical- B		$ 1,000	$ 1,021.58	$ 3.67
Service Class 2	.87%
Actual		$ 1,000	$ 969.90	$ 4.32
Hypothetical- B		$ 1,000	$ 1,020.82	$ 4.43
Investor Class	.69%
Actual		$ 1,000	$ 970.80	$ 3.43
Hypothetical- B		$ 1,000	$ 1,021.73	$ 3.52

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)

The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

1.540209.125
VIPGRO-ANN-0323
Fidelity® Variable Insurance Products:

Balanced Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-17.94%	7.21%	8.91%
Service Class	-18.02%	7.11%	8.79%
Service Class 2	-18.19%	6.93%	8.63%
Investor Class	-18.03%	7.13%	8.82%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Balanced Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. Turning to fixed income, U.S. taxable investment-grade bonds returned -13.01% for the 12 months, hampered by higher interest rates. Meanwhile, U.S. corporate high-yield bonds returned -11.21% and U.S. Treasury Inflation-Protected Securities had a return of -11.85%.
Comments from Co-Portfolio Manager Christopher Lee:
For the year, the fund's share classes returned about -18%, trailing the -15.79% return of the Fidelity Balanced 60/40 Composite Index SM . Versus the Composite index, security selection in the equity subportfolio detracted most. The fund's stock investments returned -19.77% the past 12 months, versus -18.11% for the S&P 500®. Stock picks particularly hurt in the software & services segment of the information technology sector. At the stock level, avoiding strong-performing benchmark component Chevron (+58%) in the energy sector notably held back the fund's performance. Conversely, positioning in the industrials sector aided relative performance. Exxon Mobil (+87%) was the portfolio's top relative contributor among individual holdings. The investment-grade bond central fund returned -12.70%, outpacing the -13.01% result of the Bloomberg U.S. Aggregate Bond Index. Our decision to limit the portfolio's duration, particularly in the period's first half, added value versus the benchmark amid sharply rising interest rates the past 12 months. Significantly underweighting mortgage-backed securities also contributed on a relative basis. On the other hand, positioning among investment-grade corporate bonds modestly crimped the fund's results. Specifically, the fund had more exposure to BBB-rated bonds, which underperformed their higher-quality counterparts as credit spreads widened. Elsewhere, overweighting commercial mortgage-backed securities and asset-backed securities, two segments that lagged the benchmark, also hindered the relative result.
Notes to shareholders:
After more than 17 years with Fidelity, Brian Lempel retired from Fidelity on January 18, 2022, at which time Matt Drukker, Pri Bakshi and Ali Khan were appointed co-managers of the fund. Pri and Ali assumed responsibility for the information technology sleeve, while Matt took the reins on the communication services sleeve. On April 1, 2022, Ashley Fernandes assumed co-management responsibilities for the fund's materials sleeve, joining Jody Simes. Additionally, on July 27, 2022, Chad Colman assumed portfolio management responsibilities for the fund's industrials sleeve, succeeding John Mirshekari. On August 1, 2022, Chris Lee assumed co-management responsibilities for the fund. After nearly four decades with Fidelity, Robert Stansky retired from Fidelity on December 31, 2022. On January 1, 2023, Chris Lee assumed Stansky's portfolio management responsibilities. On January 1, 2023, Jody Simes retired from the firm and came off the fund and the fund's materials sleeve.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
The information in the following tables is based on the combined investments of the Fund and its pro-rata share of the investments of Fidelity's Fixed-Income Central Funds.
Top Holdings (% of Fund's net assets)

Microsoft Corp.	4.3
Apple, Inc.	3.5
Amazon.com, Inc.	1.7
UnitedHealth Group, Inc.	1.4
Exxon Mobil Corp.	1.3
Alphabet, Inc. Class A	1.2
Eli Lilly & Co.	1.1
Visa, Inc. Class A	1.0
Bank of America Corp.	1.0
NVIDIA Corp.	0.9
17.4

Top Bond Issuers (% of Fund's net assets)
(with maturities greater than one year)
U.S. Treasury Obligations	13.9
Uniform Mortgage Backed Securities	2.0
Freddie Mac	1.7
Fannie Mae	1.7
Ginnie Mae	1.4
JPMorgan Chase & Co.	0.6
Bank of America Corp.	0.5
Morgan Stanley	0.5
Petroleos Mexicanos	0.4
Goldman Sachs Group, Inc.	0.3
23.0

Market Sectors (% of Fund's net assets)

Information Technology	16.1
Financials	12.5
Health Care	10.4
Consumer Discretionary	6.4
Communication Services	5.9
Industrials	5.7
Consumer Staples	5.4
Energy	4.7
Real Estate	2.5
Utilities	2.5
Materials	1.8

Quality Diversification (% of Fund's net assets)

We have used ratings from Moody's Investors Service, Inc. Where Moody's® ratings are not available, we have used S&P® ratings. All ratings are as of the date indicated and do not reflect subsequent changes.

Asset Allocation (% of Fund's net assets)

Short-Term Investments and Net Other Assets (Liabilities) - (1.7)%*
Foreign investments - 9.2%
Futures - 0.6%
*Short-Term Investments and Net Other Assets (Liabilities) are not available in the pie chart.

Percentages in the above tables are adjusted for the effect of TBA Sale Commitments.
Percentages in the above tables are adjusted for the effect of futures contracts and swaps, if applicable.
An unaudited holdings listing for the fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying Fidelity Central Funds, other than the Money Market Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 62.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.9%
Diversified Telecommunication Services - 0.1%
AT&T, Inc.	22,400	412,384
Liberty Global PLC Class C (a)	246,763	4,794,605
		5,206,989
Entertainment - 1.1%
Activision Blizzard, Inc.	188,575	14,435,416
Cinemark Holdings, Inc. (a)(b)	124,782	1,080,612
Netflix, Inc. (a)	89,858	26,497,327
Sea Ltd. ADR (a)	76,900	4,001,107
Take-Two Interactive Software, Inc. (a)	43,218	4,500,290
The Walt Disney Co. (a)	120,732	10,489,196
Warner Bros Discovery, Inc. (a)	8,928	84,637
		61,088,585
Interactive Media & Services - 3.0%
Alphabet, Inc.:
Class A (a)	778,760	68,709,995
Class C (a)	541,440	48,041,971
Epic Games, Inc. (a)(c)(d)	1,812	1,477,722
Meta Platforms, Inc. Class A (a)	419,542	50,487,684
Snap, Inc. Class A (a)	686,449	6,143,719
Tongdao Liepin Group (a)	745,554	870,537
		175,731,628
Media - 0.5%
Altice U.S.A., Inc. Class A (a)	168,745	776,227
Charter Communications, Inc. Class A (a)	17,900	6,069,890
Comcast Corp. Class A	401,109	14,026,782
Liberty Broadband Corp.:
Class A (a)	62,000	4,702,700
Class C (a)	55,200	4,210,104
		29,785,703
Wireless Telecommunication Services - 0.2%
T-Mobile U.S., Inc. (a)	98,951	13,853,140
TOTAL COMMUNICATION SERVICES		285,666,045
CONSUMER DISCRETIONARY - 6.2%
Auto Components - 0.1%
Adient PLC (a)	108,000	3,746,520
Automobiles - 0.6%
Ferrari NV	20,100	4,305,822
Tesla, Inc. (a)	265,700	32,728,926
		37,034,748
Hotels, Restaurants & Leisure - 1.1%
ARAMARK Holdings Corp.	22,800	942,552
Booking Holdings, Inc. (a)	8,500	17,129,880
Caesars Entertainment, Inc. (a)	97,100	4,039,360
Churchill Downs, Inc.	38,100	8,055,483
Domino's Pizza, Inc.	15,200	5,265,280
Marriott International, Inc. Class A	98,800	14,710,332
McDonald's Corp.	40,700	10,725,671
Sweetgreen, Inc. Class A (a)	11,200	95,984
		60,964,542
Household Durables - 0.1%
D.R. Horton, Inc.	28,900	2,576,146
Lennar Corp. Class A	19,800	1,791,900
Mohawk Industries, Inc. (a)	30,500	3,117,710
		7,485,756
Internet & Direct Marketing Retail - 2.0%
Amazon.com, Inc. (a)	1,180,500	99,162,000
Cazoo Group Ltd. (a)(c)	56,400	8,844
Deliveroo PLC Class A (a)(e)	71,200	73,768
eBay, Inc.	229,700	9,525,659
Uber Technologies, Inc. (a)	277,447	6,861,264
		115,631,535
Multiline Retail - 0.4%
Dollar General Corp.	78,500	19,330,625
Nordstrom, Inc.	158,405	2,556,657
Ollie's Bargain Outlet Holdings, Inc. (a)	18,300	857,172
Target Corp.	20,600	3,070,224
		25,814,678
Specialty Retail - 1.5%
Burlington Stores, Inc. (a)	15,400	3,122,504
Industria de Diseno Textil SA	190,300	5,054,568
Lowe's Companies, Inc.	150,700	30,025,468
The Home Depot, Inc.	64,108	20,249,153
TJX Companies, Inc.	337,480	26,863,408
		85,315,101
Textiles, Apparel & Luxury Goods - 0.4%
Capri Holdings Ltd. (a)	46,400	2,659,648
LVMH Moet Hennessy Louis Vuitton SE	4,000	2,910,773
NIKE, Inc. Class B	83,030	9,715,340
PVH Corp.	50,400	3,557,736
Tapestry, Inc.	169,900	6,469,792
		25,313,289
TOTAL CONSUMER DISCRETIONARY		361,306,169
CONSUMER STAPLES - 4.6%
Beverages - 1.7%
Boston Beer Co., Inc. Class A (a)	5,700	1,878,264
Celsius Holdings, Inc. (a)	16,400	1,706,256
Constellation Brands, Inc. Class A (sub. vtg.)	57,400	13,302,450
Duckhorn Portfolio, Inc. (a)	54,500	903,065
Keurig Dr. Pepper, Inc.	33,617	1,198,782
Monster Beverage Corp. (a)	115,326	11,709,049
PepsiCo, Inc.	165,500	29,899,230
Pernod Ricard SA	14,300	2,812,741
The Coca-Cola Co.	554,400	35,265,384
		98,675,221
Food & Staples Retailing - 1.3%
Albertsons Companies, Inc.	113,400	2,351,916
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	83,800	3,682,496
Cake Box Holdings PLC	53,343	74,162
Costco Wholesale Corp.	55,200	25,198,800
Sysco Corp.	73,900	5,649,655
U.S. Foods Holding Corp. (a)	240,600	8,185,212
Walmart, Inc.	201,800	28,613,222
		73,755,463
Food Products - 0.6%
Bunge Ltd.	16,800	1,676,136
Freshpet, Inc. (a)	55,500	2,928,735
Hotel Chocolat Group Ltd. (a)(b)	30,400	57,149
Lamb Weston Holdings, Inc.	33,500	2,993,560
Local Bounti Corp. (a)	99,065	137,700
McCormick & Co., Inc. (non-vtg.)	62,100	5,147,469
Mondelez International, Inc.	228,200	15,209,530
Sovos Brands, Inc. (a)	77,300	1,110,801
The Hershey Co.	30,200	6,993,414
TreeHouse Foods, Inc. (a)	37,000	1,827,060
		38,081,554
Household Products - 0.9%
Procter & Gamble Co.	347,600	52,682,256
Personal Products - 0.1%
Estee Lauder Companies, Inc. Class A	33,100	8,212,441
Olaplex Holdings, Inc. (a)	161,100	839,331
The Honest Co., Inc. (a)	29,100	87,591
		9,139,363
TOTAL CONSUMER STAPLES		272,333,857
ENERGY - 3.4%
Energy Equipment & Services - 0.4%
Expro Group Holdings NV (a)	255,100	4,624,963
Schlumberger Ltd.	278,800	14,904,648
Weatherford International PLC (a)	91,500	4,659,180
		24,188,791
Oil, Gas & Consumable Fuels - 3.0%
Canadian Natural Resources Ltd.	247,200	13,727,451
Eco Atlantic Oil & Gas Ltd. (a)	868,000	192,319
Exxon Mobil Corp.	683,100	75,345,930
Hess Corp.	166,200	23,570,484
Imperial Oil Ltd.	279,300	13,604,014
Kosmos Energy Ltd. (a)	913,900	5,812,404
MEG Energy Corp. (a)	1,051,300	14,635,897
Phillips 66 Co.	103,726	10,795,802
Tourmaline Oil Corp.	106,400	5,368,721
Valero Energy Corp.	81,900	10,389,834
		173,442,856
TOTAL ENERGY		197,631,647
FINANCIALS - 7.2%
Banks - 3.5%
AIB Group PLC	310,200	1,200,706
Bank of America Corp.	1,825,353	60,455,691
BankUnited, Inc.	23,375	794,049
BNP Paribas SA	64,479	3,671,382
Citizens Financial Group, Inc.	113,956	4,486,448
Comerica, Inc.	83,101	5,555,302
DNB Bank ASA	50,200	991,456
Eurobank Ergasias Services and Holdings SA (a)	3,235,061	3,653,434
JPMorgan Chase & Co.	199,480	26,750,268
KBC Group NV	49,600	3,193,512
M&T Bank Corp.	46,340	6,722,080
NatWest Group PLC	456,586	1,456,158
Piraeus Financial Holdings SA (a)	814,768	1,254,178
PNC Financial Services Group, Inc.	34,264	5,411,656
Signature Bank	29,136	3,357,050
Societe Generale Series A	159,100	3,990,811
Starling Bank Ltd. Series D (a)(c)(d)	756,521	2,862,686
Sumitomo Mitsui Financial Group, Inc.	88,000	3,540,455
U.S. Bancorp	280,262	12,222,226
UniCredit SpA	324,856	4,609,565
Wells Fargo & Co.	1,169,923	48,306,121
		204,485,234
Capital Markets - 1.1%
Bank of New York Mellon Corp.	377,592	17,187,988
BlackRock, Inc. Class A	16,472	11,672,553
Cboe Global Markets, Inc.	17,931	2,249,803
Goldman Sachs Group, Inc.	15,056	5,169,929
Intercontinental Exchange, Inc.	80,626	8,271,421
State Street Corp.	208,648	16,184,825
StepStone Group, Inc. Class A	92,961	2,340,758
Virtu Financial, Inc. Class A	154,473	3,152,794
		66,230,071
Consumer Finance - 0.4%
American Express Co.	62,193	9,189,016
Capital One Financial Corp.	75,442	7,013,088
OneMain Holdings, Inc.	113,388	3,776,954
Shriram Transport Finance Co. Ltd.	93,993	1,560,034
		21,539,092
Diversified Financial Services - 0.4%
Ant International Co. Ltd. Class C (a)(c)(d)	915,084	1,564,794
Apollo Global Management, Inc.	71,800	4,580,122
Berkshire Hathaway, Inc.:
Class A (a)	13	6,093,242
Class B (a)	34,606	10,689,793
Jumo World Ltd. (a)(d)	176	187,963
Sunrisemezz Ltd. (a)	120,882	14,661
		23,130,575
Insurance - 1.8%
Arthur J. Gallagher & Co.	46,722	8,808,966
Assurant, Inc.	12,137	1,517,853
Chubb Ltd.	26,400	5,823,840
Direct Line Insurance Group PLC	206,200	551,669
Globe Life, Inc.	60,210	7,258,316
Hartford Financial Services Group, Inc.	171,267	12,987,177
Marsh & McLennan Companies, Inc.	91,167	15,086,315
Prudential PLC	64,803	883,608
The Travelers Companies, Inc.	265,213	49,724,785
		102,642,529
Thrifts & Mortgage Finance - 0.0%
UWM Holdings Corp. Class A (b)	116,656	386,131
TOTAL FINANCIALS		418,413,632
HEALTH CARE - 10.0%
Biotechnology - 1.9%
Amgen, Inc.	40,851	10,729,107
BeiGene Ltd. ADR (a)	23,000	5,058,620
Gilead Sciences, Inc.	430,500	36,958,425
Legend Biotech Corp. ADR (a)	132,308	6,604,815
Regeneron Pharmaceuticals, Inc. (a)	28,751	20,743,559
Vertex Pharmaceuticals, Inc. (a)	114,863	33,170,137
		113,264,663
Health Care Equipment & Supplies - 1.8%
Abbott Laboratories	202,744	22,259,264
Boston Scientific Corp. (a)	911,835	42,190,605
Intuitive Surgical, Inc. (a)	40,800	10,826,280
Masimo Corp. (a)	40,400	5,977,180
ResMed, Inc.	61,150	12,727,150
Stryker Corp.	40,700	9,950,743
		103,931,222
Health Care Providers & Services - 2.9%
agilon health, Inc. (a)	382,444	6,172,646
AmerisourceBergen Corp.	187,489	31,068,802
Humana, Inc.	40,197	20,588,501
Option Care Health, Inc. (a)	488,653	14,703,569
Surgery Partners, Inc. (a)	477,570	13,305,100
UnitedHealth Group, Inc.	158,407	83,984,223
		169,822,841
Life Sciences Tools & Services - 1.0%
IQVIA Holdings, Inc. (a)	50,500	10,346,945
Thermo Fisher Scientific, Inc.	84,299	46,422,616
		56,769,561
Pharmaceuticals - 2.4%
AstraZeneca PLC sponsored ADR	348,547	23,631,487
Bristol-Myers Squibb Co.	147,512	10,613,488
Eli Lilly & Co.	169,777	62,111,218
Merck & Co., Inc.	75,900	8,421,105
Roche Holding AG (participation certificate)	33,758	10,608,031
Royalty Pharma PLC	599,667	23,698,840
		139,084,169
TOTAL HEALTH CARE		582,872,456
INDUSTRIALS - 5.5%
Aerospace & Defense - 1.2%
Howmet Aerospace, Inc.	166,100	6,546,001
Lockheed Martin Corp.	50,470	24,553,150
Northrop Grumman Corp.	19,370	10,568,466
Raytheon Technologies Corp.	66,077	6,668,491
Space Exploration Technologies Corp. Class A (a)(c)(d)	17,000	1,309,000
The Boeing Co. (a)	110,117	20,976,187
		70,621,295
Air Freight & Logistics - 0.1%
United Parcel Service, Inc. Class B	31,323	5,445,190
Airlines - 0.1%
Delta Air Lines, Inc. (a)	183,700	6,036,382
Building Products - 0.4%
Trane Technologies PLC	136,894	23,010,512
Electrical Equipment - 0.7%
AMETEK, Inc.	166,953	23,326,673
Emerson Electric Co.	170,400	16,368,624
		39,695,297
Industrial Conglomerates - 0.6%
General Electric Co.	245,689	20,586,281
Honeywell International, Inc.	63,816	13,675,769
		34,262,050
Machinery - 1.7%
Caterpillar, Inc.	66,025	15,816,949
Deere & Co.	17,900	7,674,804
Dover Corp.	138,500	18,754,285
Fortive Corp.	369,740	23,755,795
Ingersoll Rand, Inc.	246,600	12,884,850
Parker Hannifin Corp.	61,001	17,751,291
		96,637,974
Professional Services - 0.0%
Dun & Bradstreet Holdings, Inc.	86,929	1,065,750
Road & Rail - 0.7%
CSX Corp.	653,462	20,244,253
Norfolk Southern Corp.	48,929	12,057,084
Old Dominion Freight Lines, Inc.	41,000	11,634,980
		43,936,317
TOTAL INDUSTRIALS		320,710,767
INFORMATION TECHNOLOGY - 15.6%
Electronic Equipment & Components - 0.2%
Amphenol Corp. Class A	161,800	12,319,452
IT Services - 2.4%
Accenture PLC Class A	25,800	6,884,472
Affirm Holdings, Inc. (a)(b)	62,900	608,243
Block, Inc. Class A (a)	160,400	10,079,536
Capgemini SA	44,600	7,456,058
Cognizant Technology Solutions Corp. Class A	160,200	9,161,838
Dlocal Ltd. (a)	237,900	3,704,103
EPAM Systems, Inc. (a)	21,400	7,013,636
Fiserv, Inc. (a)	8,967	906,295
MasterCard, Inc. Class A	30,600	10,640,538
MongoDB, Inc. Class A (a)	38,000	7,479,920
Snowflake, Inc. (a)	25,800	3,703,332
Twilio, Inc. Class A (a)	51,900	2,541,024
Visa, Inc. Class A	292,732	60,818,000
Wix.com Ltd. (a)	54,200	4,164,186
Worldline SA (a)(e)	92,415	3,619,199
		138,780,380
Semiconductors & Semiconductor Equipment - 3.0%
Advanced Micro Devices, Inc. (a)	65,000	4,210,050
ASML Holding NV (Netherlands)	13,800	7,524,479
Lam Research Corp.	37,700	15,845,310
Marvell Technology, Inc.	188,572	6,984,707
MediaTek, Inc.	213,000	4,307,265
Microchip Technology, Inc.	202,600	14,232,650
Micron Technology, Inc.	360,400	18,012,792
NVIDIA Corp.	383,100	55,986,234
NXP Semiconductors NV	72,012	11,380,056
Renesas Electronics Corp. (a)	1,105,600	9,771,585
Silergy Corp.	143,000	2,020,159
SolarEdge Technologies, Inc. (a)	33,700	9,546,199
Taiwan Semiconductor Manufacturing Co. Ltd.	1,102,000	16,007,200
		175,828,686
Software - 6.5%
Adobe, Inc. (a)	95,100	32,004,003
Autodesk, Inc. (a)	68,200	12,744,534
Black Knight, Inc. (a)	18,665	1,152,564
CCC Intelligent Solutions Holdings, Inc. (a)(c)	36,613	318,533
Coupa Software, Inc. (a)	53,100	4,203,927
Cvent Holding Corp. (a)(c)	117,171	632,723
Elastic NV (a)	43,900	2,260,850
Five9, Inc. (a)	58,900	3,996,954
HubSpot, Inc. (a)	29,500	8,529,335
Intuit, Inc.	55,900	21,757,398
Microsoft Corp.	1,042,100	249,916,424
Salesforce.com, Inc. (a)	185,300	24,568,927
Stripe, Inc. Class B (a)(c)(d)	19,953	447,346
Synopsys, Inc. (a)	33,300	10,632,357
Workday, Inc. Class A (a)	44,200	7,395,986
		380,561,861
Technology Hardware, Storage & Peripherals - 3.5%
Apple, Inc.	1,585,464	205,999,338
TOTAL INFORMATION TECHNOLOGY		913,489,717
MATERIALS - 1.8%
Chemicals - 1.2%
Air Products & Chemicals, Inc.	35,203	10,851,677
Cabot Corp.	19,100	1,276,644
Celanese Corp. Class A	25,200	2,576,448
CF Industries Holdings, Inc.	15,480	1,318,896
Chemtrade Logistics Income Fund	159,600	1,057,321
Corteva, Inc.	115,400	6,783,212
DuPont de Nemours, Inc.	62,550	4,292,807
Ecolab, Inc.	19,746	2,874,228
Linde PLC	68,070	22,203,073
LyondellBasell Industries NV Class A	43,000	3,570,290
Olin Corp.	40,830	2,161,540
Sherwin-Williams Co.	7,371	1,749,359
The Chemours Co. LLC	48,200	1,475,884
Tronox Holdings PLC	157,400	2,157,954
Valvoline, Inc.	153,000	4,995,450
Westlake Corp.	10,300	1,056,162
		70,400,945
Construction Materials - 0.1%
Martin Marietta Materials, Inc.	7,984	2,698,352
Vulcan Materials Co.	17,020	2,980,372
		5,678,724
Containers & Packaging - 0.1%
Aptargroup, Inc.	15,300	1,682,694
Crown Holdings, Inc.	8,420	692,208
Greif, Inc. Class A	24,500	1,642,970
Sealed Air Corp.	43,800	2,184,744
		6,202,616
Metals & Mining - 0.4%
Alcoa Corp.	30,230	1,374,558
First Quantum Minerals Ltd.	267,000	5,578,604
Freeport-McMoRan, Inc.	244,051	9,273,938
Glencore PLC	338,700	2,258,671
Reliance Steel & Aluminum Co.	17,218	3,485,612
		21,971,383
TOTAL MATERIALS		104,253,668
REAL ESTATE - 1.6%
Equity Real Estate Investment Trusts (REITs) - 1.5%
Alexandria Real Estate Equities, Inc.	2,800	407,876
American Tower Corp.	57,800	12,245,508
Corporate Office Properties Trust (SBI)	88,700	2,300,878
Crown Castle International Corp.	67,200	9,115,008
CubeSmart	30,500	1,227,625
Elme Communities (SBI)	59,458	1,058,352
Equinix, Inc.	16,700	10,939,001
Equity Lifestyle Properties, Inc.	96,100	6,208,060
Essex Property Trust, Inc.	18,600	3,941,712
Host Hotels & Resorts, Inc.	367,800	5,903,190
Invitation Homes, Inc.	184,500	5,468,580
Kilroy Realty Corp.	7,900	305,493
Life Storage, Inc.	5,100	502,350
Mid-America Apartment Communities, Inc.	27,800	4,364,322
Prologis (REIT), Inc.	111,100	12,524,303
Simon Property Group, Inc.	16,400	1,926,672
Ventas, Inc.	98,700	4,446,435
Welltower, Inc.	91,700	6,010,935
		88,896,300
Real Estate Management & Development - 0.1%
Cushman & Wakefield PLC (a)	427,100	5,321,666
WeWork, Inc. (a)	274,800	392,964
		5,714,630
TOTAL REAL ESTATE		94,610,930
UTILITIES - 2.0%
Electric Utilities - 1.4%
Constellation Energy Corp.	106,378	9,170,847
Edison International	79,500	5,057,790
Exelon Corp.	194,035	8,388,133
FirstEnergy Corp.	202,000	8,471,880
NextEra Energy, Inc.	271,104	22,664,294
PG&E Corp. (a)	659,219	10,718,901
PPL Corp.	187,300	5,472,906
Southern Co.	211,800	15,124,638
		85,069,389
Independent Power and Renewable Electricity Producers - 0.1%
The AES Corp.	200,700	5,772,132
Multi-Utilities - 0.5%
Dominion Energy, Inc.	131,278	8,049,967
NiSource, Inc.	143,500	3,934,770
Public Service Enterprise Group, Inc.	64,200	3,933,534
Sempra Energy	70,598	10,910,215
		26,828,486
TOTAL UTILITIES		117,670,007
TOTAL COMMON STOCKS (Cost $2,892,058,899)		3,668,958,895

Preferred Stocks - 0.3%
	Shares	Value ($)
Convertible Preferred Stocks - 0.2%
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
ByteDance Ltd. Series E1 (a)(c)(d)	21,701	3,904,878

CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series F (c)(d)	36,875	967,969

INDUSTRIALS - 0.0%
Aerospace & Defense - 0.0%
ABL Space Systems:
Series B(a)(c)(d)	17,763	703,592
Series B2(a)(c)(d)	8,188	320,233
		1,023,825
Construction & Engineering - 0.0%
Beta Technologies, Inc. Series A (a)(c)(d)	7,264	460,756

TOTAL INDUSTRIALS		1,484,581

INFORMATION TECHNOLOGY - 0.1%
Communications Equipment - 0.0%
Astranis Space Technologies Corp. Series C (a)(c)(d)	60,816	690,262

Semiconductors & Semiconductor Equipment - 0.0%
Astera Labs, Inc. Series C (a)(c)(d)	155,858	1,477,534
GaN Systems, Inc.:
Series F1(a)(c)(d)	14,731	72,477
Series F2(a)(c)(d)	7,778	38,268
Xsight Labs Ltd. Series D (a)(c)(d)	65,770	464,336
		2,052,615
Software - 0.1%
Algolia, Inc. Series D (a)(c)(d)	28,064	439,763
Bolt Technology OU Series E (c)(d)	6,283	766,723
Databricks, Inc.:
Series G(a)(c)(d)	4,461	219,526
Series H(a)(c)(d)	18,642	917,373
Skyryse, Inc. Series B (a)(c)(d)	50,000	1,009,500
Stripe, Inc. Series H (a)(c)(d)	6,600	147,972
		3,500,857
TOTAL INFORMATION TECHNOLOGY		6,243,734

TOTAL CONVERTIBLE PREFERRED STOCKS		12,601,162
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Internet & Direct Marketing Retail - 0.0%
Circle Internet Financial Ltd. Series E (c)(d)	68,071	1,786,864

INFORMATION TECHNOLOGY - 0.1%
IT Services - 0.1%
Checkr, Inc. Series E (a)(d)	87,327	1,286,327
Gupshup, Inc. (a)(c)(d)	59,838	1,062,125
		2,348,452
TOTAL NONCONVERTIBLE PREFERRED STOCKS		4,135,316
TOTAL PREFERRED STOCKS (Cost $18,025,002)		16,736,478

U.S. Treasury Obligations - 0.1%
	Principal Amount (f)	Value ($)
U.S. Treasury Bills, yield at date of purchase 3.56% to 4.31% 1/12/23 to 3/2/23 (g) (Cost $3,240,900)	3,250,000	3,241,856

Preferred Securities - 0.0%
	Principal Amount (f)	Value ($)
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GaN Systems, Inc. 0% (c)(d)(h) (Cost $345,272)	345,272	197,150

Fixed-Income Funds - 35.6%
	Shares	Value ($)
Fidelity VIP Investment Grade Central Fund (i) (Cost $2,387,730,403)	22,702,602	2,082,963,744

Money Market Funds - 1.2%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (j)	68,237,201	68,250,848
Fidelity Securities Lending Cash Central Fund 4.37% (j)(k)	2,108,625	2,108,836
TOTAL MONEY MARKET FUNDS (Cost $70,359,176)		70,359,684

TOTAL INVESTMENT IN SECURITIES - 100.0% (Cost $5,371,759,652)	5,842,457,807
NET OTHER ASSETS (LIABILITIES) - 0.0%	(17,898)
NET ASSETS - 100.0%	5,842,439,909

Futures Contracts
	Number of contracts	Expiration Date	Notional Amount ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Purchased

Equity Index Contracts
CME Micro E-mini S&P 500 Index Contracts (United States)	184	Mar 2023	35,521,200	(992,519)	(992,519)

The notional amount of futures purchased as a percentage of Net Assets is 0.6%

Legend

(a)	Non-income producing
(b)	Security or a portion of the security is on loan at period end.
(c)
Restricted securities (including private placements) - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues).  At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $24,268,949 or 0.4% of net assets.

(d)	Level 3 security
(e)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $3,692,967 or 0.1% of net assets.

(f)	Amount is stated in United States dollars unless otherwise noted.
(g)	Security or a portion of the security was pledged to cover margin requirements for futures contracts. At period end, the value of securities pledged amounted to $2,062,880.
(h)	Security is perpetual in nature with no stated maturity date.
(i)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. A complete unaudited schedule of portfolio holdings for each Fidelity Central Fund is filed with the SEC for the first and third quarters of each fiscal year on Form N-PORT and is available upon request or at the SEC's website at www.sec.gov. An unaudited holdings listing for the Fund, which presents direct holdings as well as the pro-rata share of securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. In addition, each Fidelity Central Fund's financial statements,which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(j)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(k)	Investment made with cash collateral received from securities on loan.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost ($)
ABL Space Systems Series B	3/24/21	799,967

ABL Space Systems Series B2	10/22/21	556,752

Algolia, Inc. Series D	7/23/21	820,733

Ant International Co. Ltd. Class C	5/16/18	3,487,731

Astera Labs, Inc. Series C	8/24/21	523,963

Astranis Space Technologies Corp. Series C	3/19/21	1,333,143

Beta Technologies, Inc. Series A	4/09/21	532,233

Bolt Technology OU Series E	1/03/22	1,632,302

ByteDance Ltd. Series E1	11/18/20	2,377,869

Cazoo Group Ltd.	3/28/21	564,000

CCC Intelligent Solutions Holdings, Inc.	2/02/21	366,130

Circle Internet Financial Ltd. Series E	5/11/21	1,104,800

Circle Internet Financial Ltd. Series F	5/09/22	1,553,913

Cvent Holding Corp.	7/23/21	1,171,710

Databricks, Inc. Series G	2/01/21	263,746

Databricks, Inc. Series H	8/31/21	1,369,891

Epic Games, Inc.	3/29/21	1,603,620

GaN Systems, Inc. Series F1	11/30/21	124,919

GaN Systems, Inc. Series F2	11/30/21	65,957

GaN Systems, Inc. 0%	11/30/21	345,272

Gupshup, Inc.	6/08/21	1,368,208

Skyryse, Inc. Series B	10/21/21	1,233,999

Space Exploration Technologies Corp. Class A	2/16/21	713,983

Starling Bank Ltd. Series D	6/18/21	1,352,573

Stripe, Inc. Class B	5/18/21	800,682

Stripe, Inc. Series H	3/15/21	264,825

Xsight Labs Ltd. Series D	2/16/21	525,897

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	115,602,840	1,248,559,466	1,295,911,458	1,208,222	-	-	68,250,848	0.2%
Fidelity Securities Lending Cash Central Fund 4.37%	5,110,773	119,933,612	122,935,549	93,544	-	-	2,108,836	0.0%
Fidelity VIP Investment Grade Central Fund	2,046,910,415	378,673,733	-	74,456,990	-	(342,620,404)	2,082,963,744	84.7%
Total	2,167,624,028	1,747,166,811	1,418,847,007	75,758,756	-	(342,620,404)	2,153,323,428

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	289,570,923	283,317,786	870,537	5,382,600
Consumer Discretionary	364,061,002	353,340,828	7,965,341	2,754,833
Consumer Staples	272,333,857	272,333,857	-	-
Energy	197,631,647	197,631,647	-	-
Financials	418,413,632	389,901,208	23,896,981	4,615,443
Health Care	582,872,456	572,264,425	10,608,031	-
Industrials	322,195,348	319,401,767	-	2,793,581
Information Technology	922,081,903	862,336,426	50,705,945	9,039,532
Materials	104,253,668	101,994,997	2,258,671	-
Real Estate	94,610,930	94,610,930	-	-
Utilities	117,670,007	117,670,007	-	-

U.S. Government and Government Agency Obligations	3,241,856	-	3,241,856	-

Preferred Securities	197,150	-	-	197,150

Fixed-Income Funds	2,082,963,744	2,082,963,744	-	-

Money Market Funds	70,359,684	70,359,684	-	-
Total Investments in Securities:	5,842,457,807	5,718,127,306	99,547,362	24,783,139
Derivative Instruments:

Liabilities
Futures Contracts	(992,519)	(992,519)	-	-
Total Liabilities	(992,519)	(992,519)	-	-
Total Derivative Instruments:	(992,519)	(992,519)	-	-

Net Unrealized Depreciation on Unfunded Commitments	(117,891)	-	-	(117,891)
Total	(117,891)	-	-	(117,891)

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Futures Contracts (a)	0	(992,519)
Total Equity Risk	0	(992,519)
Total Value of Derivatives	0	(992,519)

(a)Reflects gross cumulative appreciation (depreciation) on futures contracts as presented in the Schedule of Investments. In the Statement of Assets and Liabilities, the period end daily variation margin is included in receivable or payable for daily variation margin on futures contracts, and the net cumulative appreciation (depreciation) is included in Total accumulated earnings (loss).

Financial Statements
Statement of Assets and Liabilities
			December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $2,023,858) - See accompanying schedule:	$
Unaffiliated issuers (cost $2,913,670,073)		3,689,134,379
Fidelity Central Funds (cost $2,458,089,579)		2,153,323,428

Total Investment in Securities (cost $5,371,759,652)			$5,842,457,807
Cash			207,296
Foreign currency held at value (cost $16,910)			16,918
Receivable for investments sold			4,169,584
Receivable for fund shares sold			172,195
Dividends receivable			3,789,029
Distributions receivable from Fidelity Central Funds			284,139
Prepaid expenses			7,173
Other receivables			17,484
Total assets			5,851,121,625
Liabilities
Payable for investments purchased		$1,669,689
Unrealized depreciation on unfunded commitments		117,891
Payable for fund shares redeemed		1,558,469
Accrued management fee		1,875,484
Transfer agent fee payable		535,222
Distribution and service plan fees payable		450,148
Payable for daily variation margin on futures contracts		98,900
Other affiliated payables		111,333
Other payables and accrued expenses		155,744
Collateral on securities loaned		2,108,836
Total Liabilities			8,681,716
Net Assets			$5,842,439,909
Net Assets consist of:
Paid in capital			$5,133,275,389
Total accumulated earnings (loss)			709,164,520
Net Assets			$5,842,439,909

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($266,447,096 ÷ 13,750,433 shares)			$19.38
Service Class :
Net Asset Value , offering price and redemption price per share ($35,778,243 ÷ 1,863,633 shares)			$19.20
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($2,104,753,206 ÷ 112,293,793 shares)			$18.74
Investor Class :
Net Asset Value , offering price and redemption price per share ($3,435,461,364 ÷ 179,225,596 shares)			$19.17
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$56,725,038
Interest		38,114
Income from Fidelity Central Funds (including $93,544 from security lending)		56,977,720
Total Income		113,740,872
Expenses
Management fee	$24,015,181
Transfer agent fees	6,841,364
Distribution and service plan fees	5,660,006
Accounting fees	1,382,230
Custodian fees and expenses	131,260
Independent trustees' fees and expenses	22,199
Audit	80,233
Legal	27,184
Interest	4,398
Miscellaneous	29,050
Total expenses before reductions	38,193,105
Expense reductions	(216,091)
Total expenses after reductions		37,977,014
Net Investment income (loss)		75,763,858
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers (net of foreign taxes of $320,652)	215,977,692
Foreign currency transactions	(99,873)
Futures contracts	(3,761,488)
Capital gain distributions from Fidelity Central Funds	18,781,036
Total net realized gain (loss)		230,897,367
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers (net of decrease in deferred foreign taxes of $235,169)	(1,298,595,692)
Fidelity Central Funds	(342,620,404)
Unfunded commitments	(113,452)
Assets and liabilities in foreign currencies	(31,633)
Futures contracts	(1,756,669)
Total change in net unrealized appreciation (depreciation)		(1,643,117,850)
Net gain (loss)		(1,412,220,483)
Net increase (decrease) in net assets resulting from operations		$(1,336,456,625)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$75,763,858	$59,520,454
Net realized gain (loss)	230,897,367	563,915,748
Change in net unrealized appreciation (depreciation)	(1,643,117,850)	486,540,958
Net increase (decrease) in net assets resulting from operations	(1,336,456,625)	1,109,977,160
Distributions to shareholders	(460,415,308)	(545,425,671)
Share transactions - net increase (decrease)	225,085,361	866,336,017
Total increase (decrease) in net assets	(1,571,786,572)	1,430,887,506

Net Assets
Beginning of period	7,414,226,481	5,983,338,975
End of period	$5,842,439,909	$7,414,226,481

Financial Highlights
VIP Balanced Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.29	$23.29	$19.55	$16.78	$18.76
Income from Investment Operations
Net investment income (loss) A,B	.28	.25	.29	.33	.30
Net realized and unrealized gain (loss)	(4.62)	3.79	4.02	3.62	(1.07)
Total from investment operations	(4.34)	4.04	4.31	3.95	(.77)
Distributions from net investment income	(.27)	(.23)	(.30)	(.32)	(.27)
Distributions from net realized gain	(1.30)	(1.81)	(.28)	(.86)	(.94)
Total distributions	(1.57)	(2.04)	(.57) C	(1.18)	(1.21)
Net asset value, end of period	$19.38	$25.29	$23.29	$19.55	$16.78
Total Return D,E	(17.94)%	18.26%	22.39%	24.51%	(4.22)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.47%	.46%	.48%	.49%	.49%
Expenses net of fee waivers, if any	.46%	.46%	.48%	.49%	.49%
Expenses net of all reductions	.46%	.46%	.47%	.48%	.49%
Net investment income (loss)	1.32%	1.01%	1.45%	1.81%	1.64%
Supplemental Data
Net assets, end of period (000 omitted)	$266,447	$332,976	$271,384	$240,746	$206,293
Portfolio turnover rate H	37%	33%	62%	41%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Balanced Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.07	$23.11	$19.40	$16.67	$18.65
Income from Investment Operations
Net investment income (loss) A,B	.25	.22	.27	.31	.28
Net realized and unrealized gain (loss)	(4.57)	3.76	4.00	3.58	(1.05)
Total from investment operations	(4.32)	3.98	4.27	3.89	(.77)
Distributions from net investment income	(.25)	(.21)	(.28)	(.30)	(.27)
Distributions from net realized gain	(1.30)	(1.81)	(.28)	(.86)	(.94)
Total distributions	(1.55)	(2.02)	(.56)	(1.16)	(1.21)
Net asset value, end of period	$19.20	$25.07	$23.11	$19.40	$16.67
Total Return C,D	(18.02)%	18.13%	22.32%	24.30%	(4.27)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.57%	.56%	.58%	.59%	.59%
Expenses net of fee waivers, if any	.56%	.56%	.58%	.59%	.59%
Expenses net of all reductions	.56%	.56%	.57%	.58%	.59%
Net investment income (loss)	1.22%	.91%	1.35%	1.71%	1.53%
Supplemental Data
Net assets, end of period (000 omitted)	$35,778	$41,039	$30,072	$19,258	$16,616
Portfolio turnover rate G	37%	33%	62%	41%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Balanced Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$24.52	$22.64	$19.02	$16.37	$18.33
Income from Investment Operations
Net investment income (loss) A,B	.22	.18	.24	.28	.25
Net realized and unrealized gain (loss)	(4.48)	3.68	3.91	3.51	(1.04)
Total from investment operations	(4.26)	3.86	4.15	3.79	(.79)
Distributions from net investment income	(.22)	(.18)	(.25)	(.28)	(.23)
Distributions from net realized gain	(1.30)	(1.81)	(.28)	(.86)	(.94)
Total distributions	(1.52)	(1.98) C	(.53)	(1.14)	(1.17)
Net asset value, end of period	$18.74	$24.52	$22.64	$19.02	$16.37
Total Return D,E	(18.19)%	17.99%	22.13%	24.11%	(4.44)%
Ratios to Average Net Assets B,F,G
Expenses before reductions	.72%	.71%	.73%	.74%	.74%
Expenses net of fee waivers, if any	.71%	.71%	.73%	.74%	.74%
Expenses net of all reductions	.71%	.71%	.72%	.73%	.74%
Net investment income (loss)	1.07%	.76%	1.20%	1.56%	1.39%
Supplemental Data
Net assets, end of period (000 omitted)	$2,104,753	$2,562,199	$1,985,175	$1,492,773	$1,045,617
Portfolio turnover rate H	37%	33%	62%	41%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total distributions per share do not sum due to rounding.

D Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

E Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

F Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

G Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

H Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Balanced Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.04	$23.08	$19.37	$16.64	$18.61
Income from Investment Operations
Net investment income (loss) A,B	.26	.22	.27	.31	.28
Net realized and unrealized gain (loss)	(4.58)	3.76	4.00	3.59	(1.05)
Total from investment operations	(4.32)	3.98	4.27	3.90	(.77)
Distributions from net investment income	(.25)	(.21)	(.28)	(.31)	(.26)
Distributions from net realized gain	(1.30)	(1.81)	(.28)	(.86)	(.94)
Total distributions	(1.55)	(2.02)	(.56)	(1.17)	(1.20)
Net asset value, end of period	$19.17	$25.04	$23.08	$19.37	$16.64
Total Return C,D	(18.03)%	18.17%	22.35%	24.38%	(4.28)%
Ratios to Average Net Assets B,E,F
Expenses before reductions	.54%	.54%	.56%	.57%	.57%
Expenses net of fee waivers, if any	.54%	.54%	.55%	.57%	.57%
Expenses net of all reductions	.54%	.54%	.55%	.56%	.57%
Net investment income (loss)	1.25%	.93%	1.37%	1.73%	1.56%
Supplemental Data
Net assets, end of period (000 omitted)	$3,435,461	$4,478,013	$3,696,708	$3,152,822	$2,599,494
Portfolio turnover rate G	37%	33%	62%	41%	55%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

D Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

E Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

G Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Balanced Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity VIP Investment Grade Central Fund	Fidelity Management & Research Company LLC (FMR)	Seeks a high level of current income by normally investing in investment-grade debt securities and repurchase agreements.	Delayed Delivery & When Issued Securities Restricted Securities	Less than .005%
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%

A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

An unaudited holdings listing for the investing fund, which presents direct holdings as well as the pro-rata share of any securities and other investments held indirectly through its investment in underlying non-money market Fidelity Central Funds, is available at fidelity.com and/or institutional.fidelity.com, as applicable. A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Preferred securities and U.S. government and government agency obligations are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. The Fund is subject to a tax imposed on capital gains by certain countries in which it invests. An estimated deferred tax liability for net unrealized appreciation on the applicable securities is included in Other payables and accrued expenses on the Statement of Assets & Liabilities.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to   futures contracts, foreign currency transactions, certain foreign taxes, passive foreign investment companies (PFIC), partnerships and   losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$1,126,635,169
Gross unrealized depreciation	(660,799,576)
Net unrealized appreciation (depreciation)	$465,835,593
Tax Cost	$5,376,504,323

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$18,519,366
Undistributed long-term capital gain	$228,478,263
Net unrealized appreciation (depreciation) on securities and other investments	$465,833,338

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$88,795,820	$ 304,745,651
Long-term Capital Gains	371,619,488	240,680,020
Total	$460,415,308	$545,425,671

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.

Commitments. A commitment is an agreement to acquire an investment at a future date (subject to conditions) in connection with a potential public or non-public offering. Commitments outstanding at period end are presented in the table below. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable based on contractual conditions of each commitment.

	Investment to be Acquired	Commitment Amount	Unrealized Appreciation (Depreciation)
VIP Balanced Portfolio	Stripe, Inc.	$117,891	$(117,891)

Special Purpose Acquisition Companies. Funds may invest in stock, warrants, and other securities of special purpose acquisition companies (SPACs) or similar special purpose entities. A SPAC is a publicly traded company that raises investment capital via an initial public offering (IPO) for the purpose of acquiring the equity securities of one or more existing companies via merger, business combination, acquisition or other similar transactions within a designated time frame.

Private Investment in Public Equity. Funds may acquire equity securities of an issuer through a private investment in a public equity (PIPE) transaction, including through commitments to purchase securities on a when-issued basis. A PIPE typically involves the purchase of securities directly from a publicly traded company in a private placement transaction. Securities purchased through PIPE transactions will be restricted from trading and considered illiquid until a resale registration statement for the shares is filed and declared effective.

At the current and/or prior period end, the Fund had commitments to purchase when-issued securities through PIPE transactions with SPACs. The commitments are contingent upon the SPACs acquiring the securities of target companies. Unrealized appreciation (depreciation) on any commitments outstanding at period end is separately presented in the Statements of Assets and Liabilities as Unrealized appreciation (depreciation) on unfunded commitments, and any change in unrealized appreciation (depreciation) on unfunded commitments during the period is separately presented in the Statement of Operations, as applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. Futures contracts were used to manage exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent daily payments are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract. The net realized gain (loss) and change in net unrealized appreciation (depreciation) on futures contracts during the period is presented in the Statement of Operations.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts". The notional amount at value reflects each contract's exposure to the underlying instrument or index at period end, and is representative of volume of activity during the period unless an average notional amount is presented. Any securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Any cash deposited to meet initial margin requirements is presented as segregated cash with brokers for derivative instruments in the Statement of Assets and Liabilities.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Balanced Portfolio	2,367,950,044	2,450,103,234

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .15% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .38% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.

For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$ 37,083
Service Class 2	5,622,923
$5,660,006

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$182,092.06
Service Class	23,160.06
Service Class 2	1,404,224.06
Investor Class	5,231,888.14
	$6,841,364

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Balanced Portfolio	.02

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Balanced Portfolio	$45,040

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Balanced Portfolio	Borrower	$38,946,000	4.07%	$4,398

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Balanced Portfolio	236,478,761	210,750,608	12,213,931
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Balanced Portfolio	$11,381
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Balanced Portfolio	$10,021	$919	$47,995
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $216,091.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Balanced Portfolio
Distributions to shareholders
Initial Class	$20,604,790	$24,483,104
Service Class	2,493,974	2,857,510
Service Class 2	160,737,445	183,989,796
Investor Class	276,579,099	334,095,261
Total	$460,415,308	$545,425,671

11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Balanced Portfolio
Initial Class
Shares sold	1,835,940	2,346,915	$39,365,194	$57,940,332
Reinvestment of distributions	922,872	1,048,715	20,604,790	24,483,104
Shares redeemed	(2,172,887)	(1,881,652)	(45,541,686)	(45,214,085)
Net increase (decrease)	585,925	1,513,978	$14,428,298	$37,209,351
Service Class
Shares sold	502,131	409,426	$10,709,871	$9,827,105
Reinvestment of distributions	112,708	123,283	2,493,974	2,857,510
Shares redeemed	(387,864)	(197,194)	(8,164,125)	(4,753,055)
Net increase (decrease)	226,975	335,515	$5,039,720	$7,931,560
Service Class 2
Shares sold	14,124,040	16,662,627	$289,431,617	$390,743,401
Reinvestment of distributions	7,416,339	8,124,891	160,737,445	183,989,796
Shares redeemed	(13,745,239)	(7,956,788)	(277,401,627)	(187,262,084)
Net increase (decrease)	7,795,140	16,830,730	$172,767,435	$387,471,113
Investor Class
Shares sold	2,608,451	8,471,131	$55,900,558	$201,898,989
Reinvestment of distributions	12,498,473	14,458,679	276,579,099	334,095,261
Shares redeemed	(14,736,457)	(4,254,847)	(299,629,749)	(102,270,257)
Net increase (decrease)	370,467	18,674,963	$32,849,908	$433,723,993
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Balanced Portfolio	61%	1	19%

13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Balanced Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Balanced Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 14, 2023
We have served as the auditor of one or more of the Fidelity investment companies since 1999.
Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Balanced Portfolio
Initial Class	.46%
Actual		$ 1,000	$ 999.50	$ 2.32
Hypothetical- B		$ 1,000	$ 1,022.89	$ 2.35
Service Class	.56%
Actual		$ 1,000	$ 999.20	$ 2.82
Hypothetical- B		$ 1,000	$ 1,022.38	$ 2.85
Service Class 2	.71%
Actual		$ 1,000	$ 998.40	$ 3.58
Hypothetical- B		$ 1,000	$ 1,021.63	$ 3.62
Investor Class	.54%
Actual		$ 1,000	$ 999.30	$ 2.72
Hypothetical- B		$ 1,000	$ 1,022.48	$ 2.75

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.
The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31, 2022, $228,572,964, or, if subsequently determined to be different, the net capital gain of such year.
A total of 11.42% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.
Initial Class designates 1%, and 70%; Service Class designates 1%, and 76%; Service Class 2 designates 1%, and 88%; and Investor Class designates 1%, and 75%; of the dividends distributed in February and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

1.540208.125
VIPBAL-ANN-0323
Fidelity® Variable Insurance Products:

Growth & Income Portfolio

Annual Report
December 31, 2022

Contents

Performance
Management's Discussion of Fund Performance
Investment Summary
Schedule of Investments
Financial Statements
Notes to Financial Statements
Report of Independent Registered Public Accounting Firm
Trustees and Officers
Shareholder Expense Example
Distributions

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov.
You may also call 1-877-208-0098 to request a free copy of the proxy voting guidelines.
Fidelity® Variable Insurance Products are separate account options which are purchased through a variable insurance contract.
Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.
Other third-party marks appearing herein are the property of their respective owners.
All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2023 FMR LLC. All rights reserved.
This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus.
A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Forms N-PORT are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-PORT may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330.
For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.institutional.fidelity.com, or http://www.401k.com, as applicable.
NOT FDIC INSURED •MAY LOSE VALUE •NO BANK GUARANTEE
Neither the Fund nor Fidelity Distributors Corporation is a bank.

Performance: The Bottom Line
Average annual total return reflects the change in the value of an investment, assuming reinvestment of distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. Performance numbers are net of all underlying fund operating expenses, but do not include any insurance charges imposed by your insurance company's separate account. If performance information included the effect of these additional charges, the total returns would have been lower. How a fund did yesterday is no guarantee of how it will do tomorrow.
Average Annual Total Returns

Periods ended December 31, 2022	Past 1 year	Past 5 years	Past 10 years
Initial Class	-4.95%	8.85%	11.58%
Service Class	-5.02%	8.74%	11.47%
Service Class 2	-5.17%	8.58%	11.30%
Investor Class	-5.01%	8.77%	11.49%

$10,000 Over 10 Years

Let's say hypothetically that $10,000 was invested in VIP Growth & Income Portfolio - Initial Class, a class of the fund, on December 31, 2012.

The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Management's Discussion of Fund Performance
Market Recap:
U.S. equities returned -18.11% in 2022, according to the S&P 500 ® index, as a multitude of risk factors challenged the global economy. It was the index's lowest calendar-year return since 2008 and first retreat since 2018. High inflation prompted the Federal Reserve to aggressively tighten monetary policy, and market interest rates eclipsed their highest level in a decade, stoking recession fears and sending stocks into bear market territory. Since March, the Fed hiked its benchmark rate seven times, by 4.25 percentage points - the fastest-ever pace of monetary tightening - while also shrinking its massive portfolio. Against this backdrop, the S&P 500 ® posted its worst year-to-date result (-23.87%) in 20 years through September, a seasonally weak month that stayed true to form, with volatility spiking due to growing certainty the Fed would persist in its effort to cool inflation, even at the expense of economic growth. Three of the index's worst monthly returns ever were recorded in 2022, as it shed 8% to 9% in April, June and September. Gains of similar proportion were made in July and October, amid optimism on inflation and policy easing. November (+6%) began with a rate hike of 0.75% and ended on a high note when the Fed signaled its intent to slow its pace of rate rises. For the year, value stocks handily outpaced growth. This headwind was pronounced in the growthier communication services (-40%), consumer discretionary (-37%) and information technology (-28%) sectors. In sharp contrast, energy (+66%) shined.

Comments from Portfolio Manager Matt Fruhan:
For the year, the fund's share classes returned roughly -5%, outperforming the -18.11% result of the benchmark S&P 500 ® index. The top contributors to performance versus the benchmark were an overweighting and security selection in energy. An underweighting and stock picking in consumer discretionary also helped. Also helping were stock picks in the health care sector, primarily driven by the health care equipment & services industry. The fund's largest individual relative contributor was an overweighting in Exxon Mobil, which gained approximately 87% the past year. It was the fund's largest holding. Our second-largest relative contributor this period was avoiding Amazon.com, a benchmark component that returned about -50%. Another notable relative contributor was an outsized stake in Hess (+93%), which was one of the fund's biggest holdings this period. In contrast, the largest detractor from performance versus the benchmark was stock selection in the industrials sector, primarily within the capital goods industry. An underweighting in utilities and stock selection in financials also hurt relative performance. Not owning Chevron, a benchmark component that gained about 58%, was the largest individual relative detractor. Our second-largest relative detractor this period was avoiding Merck, a benchmark component that gained roughly 49%. Avoiding Berkshire Hathaway, a benchmark component that gained approximately 3%, also hurt relative performance. Notable changes in positioning include increased exposure to the energy sector and a lower allocation to consumer staples.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Investment Summary December 31, 2022 (Unaudited)
Top Holdings (% of Fund's net assets)

Exxon Mobil Corp.*	8.2
Microsoft Corp.	5.7
Wells Fargo & Co.	5.0
General Electric Co.	4.9
Bank of America Corp.	2.8
Apple, Inc.	2.8
Bristol-Myers Squibb Co.	1.9
Comcast Corp. Class A	1.8
Visa, Inc. Class A	1.8
Hess Corp.	1.8
36.7

* Security or a portion of the security is pledged as collateral for call options written.
Market Sectors (% of Fund's net assets)

Information Technology	17.7
Industrials	16.6
Financials	15.5
Energy	13.5
Health Care	13.3
Consumer Staples	5.3
Communication Services	4.9
Materials	2.7
Consumer Discretionary	2.7
Utilities	1.7
Real Estate	1.2

Asset Allocation (% of Fund's net assets)

Foreign investments - 13.8%

Geographic Diversification (% of Fund's net assets)

*    Includes Short-Term investments and Net Other Assets (Liabilities).
Percentages are based on country or territory of incorporation and are adjusted for the effect of futures contracts, if applicable.

Schedule of Investments December 31, 2022
Showing Percentage of Net Assets
Common Stocks - 94.8%
	Shares	Value ($)
COMMUNICATION SERVICES - 4.8%
Diversified Telecommunication Services - 0.8%
Cellnex Telecom SA (a)	174,800	5,798,335
Elisa Corp. (A Shares)	29,400	1,556,567
Verizon Communications, Inc.	185,480	7,307,912
		14,662,814
Entertainment - 1.5%
Activision Blizzard, Inc.	33,600	2,572,080
Nintendo Co. Ltd. ADR	259,100	2,699,822
The Walt Disney Co. (b)	114,700	9,965,136
Universal Music Group NV	442,600	10,703,259
Warner Music Group Corp. Class A	104,300	3,652,586
		29,592,883
Media - 2.5%
Comcast Corp. Class A	1,014,662	35,482,730
Interpublic Group of Companies, Inc.	404,600	13,477,226
		48,959,956
TOTAL COMMUNICATION SERVICES		93,215,653
CONSUMER DISCRETIONARY - 2.7%
Auto Components - 0.4%
BorgWarner, Inc. (c)	170,280	6,853,770
Hotels, Restaurants & Leisure - 0.7%
Churchill Downs, Inc.	27,800	5,877,754
Marriott International, Inc. Class A	28,800	4,288,032
Starbucks Corp.	36,200	3,591,040
		13,756,826
Household Durables - 0.2%
Sony Group Corp. sponsored ADR	31,400	2,395,192
Whirlpool Corp.	8,100	1,145,826
		3,541,018
Multiline Retail - 0.2%
Target Corp.	25,700	3,830,328
Specialty Retail - 1.0%
Lowe's Companies, Inc.	89,617	17,855,291
TJX Companies, Inc.	6,200	493,520
Williams-Sonoma, Inc.	2,900	333,268
		18,682,079
Textiles, Apparel & Luxury Goods - 0.2%
NIKE, Inc. Class B	22,100	2,585,921
Puma AG	34,702	2,106,221
Tapestry, Inc.	900	34,272
		4,726,414
TOTAL CONSUMER DISCRETIONARY		51,390,435
CONSUMER STAPLES - 5.3%
Beverages - 2.4%
Diageo PLC sponsored ADR (d)	54,500	9,711,355
Keurig Dr. Pepper, Inc.	246,200	8,779,492
Pernod Ricard SA	16,000	3,147,123
Remy Cointreau SA	9,428	1,590,531
The Coca-Cola Co.	352,453	22,419,535
		45,648,036
Food & Staples Retailing - 1.2%
Alimentation Couche-Tard, Inc. Class A (multi-vtg.)	11,500	505,355
Sysco Corp.	180,200	13,776,290
Walmart, Inc.	65,400	9,273,066
		23,554,711
Food Products - 0.2%
Lamb Weston Holdings, Inc.	50,100	4,476,936
Household Products - 0.2%
Colgate-Palmolive Co.	16,100	1,268,519
Kimberly-Clark Corp.	3,200	434,400
Spectrum Brands Holdings, Inc.	35,700	2,174,844
		3,877,763
Personal Products - 0.3%
Estee Lauder Companies, Inc. Class A	4,100	1,017,251
Haleon PLC ADR (b)	631,294	5,050,352
		6,067,603
Tobacco - 1.0%
Altria Group, Inc.	428,285	19,576,907
TOTAL CONSUMER STAPLES		103,201,956
ENERGY - 13.5%
Energy Equipment & Services - 0.0%
Baker Hughes Co. Class A	15,100	445,903
Oil, Gas & Consumable Fuels - 13.5%
Canadian Natural Resources Ltd. (d)	130,700	7,258,001
Cenovus Energy, Inc. (Canada)	1,345,904	26,112,923
Energy Transfer LP	81,800	970,966
Enterprise Products Partners LP	48,600	1,172,232
Exxon Mobil Corp. (c)	1,438,600	158,677,574
Hess Corp.	247,700	35,128,814
Imperial Oil Ltd.	226,100	11,012,773
Kosmos Energy Ltd. (b)	1,021,328	6,495,646
Phillips 66 Co.	23,700	2,466,696
Tourmaline Oil Corp.	224,700	11,337,891
		260,633,516
TOTAL ENERGY		261,079,419
FINANCIALS - 15.5%
Banks - 11.5%
Bank of America Corp.	1,620,912	53,684,605
Comerica, Inc.	9,100	608,335
JPMorgan Chase & Co.	147,832	19,824,271
M&T Bank Corp.	29,900	4,337,294
PNC Financial Services Group, Inc.	127,372	20,117,134
Truist Financial Corp.	352,304	15,159,641
U.S. Bancorp	267,798	11,678,671
Wells Fargo & Co.	2,359,279	97,414,630
		222,824,581
Capital Markets - 2.5%
Ashmore Group PLC	314,500	910,234
Brookfield Asset Management Ltd. Class A	18,973	543,956
Brookfield Corp. Class A	81,145	2,552,822
CME Group, Inc.	1,100	184,976
Intercontinental Exchange, Inc.	3,200	328,288
KKR & Co. LP	134,493	6,243,165
Morgan Stanley	82,283	6,995,701
Northern Trust Corp.	207,545	18,365,657
Raymond James Financial, Inc.	96,550	10,316,368
S&P Global, Inc.	300	100,482
State Street Corp.	28,179	2,185,845
		48,727,494
Consumer Finance - 0.2%
Discover Financial Services	32,200	3,150,126
Insurance - 1.0%
American Financial Group, Inc.	10,500	1,441,440
Brookfield Asset Management Reinsurance Partners Ltd.	548	17,147
Chubb Ltd.	28,400	6,265,040
Marsh & McLennan Companies, Inc.	40,542	6,708,890
Old Republic International Corp.	55,000	1,328,250
The Travelers Companies, Inc.	18,600	3,487,314
		19,248,081
Thrifts & Mortgage Finance - 0.3%
Essent Group Ltd.	61,500	2,391,120
Radian Group, Inc.	170,450	3,250,482
		5,641,602
TOTAL FINANCIALS		299,591,884
HEALTH CARE - 13.1%
Health Care Equipment & Supplies - 1.4%
Abbott Laboratories	8,300	911,257
Becton, Dickinson & Co.	25,576	6,503,977
Boston Scientific Corp. (b)	319,400	14,778,638
GN Store Nord A/S	12,500	287,453
Koninklijke Philips Electronics NV (depositary receipt) (NY Reg.) (d)	234,927	3,521,556
Sonova Holding AG	6,040	1,432,512
		27,435,393
Health Care Providers & Services - 6.3%
Cardinal Health, Inc.	163,500	12,568,245
Cigna Corp.	88,390	29,287,143
CVS Health Corp. (c)	192,964	17,982,315
Humana, Inc.	9,300	4,763,367
McKesson Corp. (c)	67,688	25,391,123
UnitedHealth Group, Inc.	59,900	31,757,782
		121,749,975
Life Sciences Tools & Services - 0.4%
Danaher Corp.	30,900	8,201,478
Pharmaceuticals - 5.0%
Bayer AG	22,633	1,164,923
Bristol-Myers Squibb Co.	499,100	35,910,245
Eli Lilly & Co.	21,000	7,682,640
GSK PLC sponsored ADR	404,235	14,204,818
Johnson & Johnson	154,459	27,285,182
Perrigo Co. PLC	34,600	1,179,514
Sanofi SA sponsored ADR	51,200	2,479,616
UCB SA	62,300	4,905,645
Viatris, Inc.	22,500	250,425
Zoetis, Inc. Class A	3,500	512,925
		95,575,933
TOTAL HEALTH CARE		252,962,779
INDUSTRIALS - 16.6%
Aerospace & Defense - 3.4%
Airbus Group NV	91,000	10,820,128
General Dynamics Corp.	34,700	8,609,417
Huntington Ingalls Industries, Inc.	25,800	5,951,544
MTU Aero Engines AG	13,000	2,813,785
Raytheon Technologies Corp.	46,587	4,701,560
Safran SA	31,700	3,970,552
The Boeing Co. (b)	154,810	29,489,757
		66,356,743
Air Freight & Logistics - 1.8%
DSV A/S	12,300	1,941,462
Expeditors International of Washington, Inc.	2,095	217,712
FedEx Corp.	29,300	5,074,760
United Parcel Service, Inc. Class B	161,572	28,087,676
		35,321,610
Airlines - 0.0%
Copa Holdings SA Class A (b)	7,200	598,824
Building Products - 0.5%
A.O. Smith Corp.	41,900	2,398,356
Johnson Controls International PLC	111,600	7,142,400
		9,540,756
Commercial Services & Supplies - 0.6%
GFL Environmental, Inc.	302,900	8,845,396
Healthcare Services Group, Inc. (d)	166,300	1,995,600
Ritchie Bros. Auctioneers, Inc.	4,000	231,049
		11,072,045
Electrical Equipment - 1.3%
Acuity Brands, Inc.	35,500	5,879,155
Hubbell, Inc. Class B	33,179	7,786,448
Regal Rexnord Corp.	30,600	3,671,388
Rockwell Automation, Inc.	5,100	1,313,607
Vertiv Holdings Co.	392,200	5,357,452
		24,008,050
Industrial Conglomerates - 5.1%
3M Co.	25,400	3,045,968
General Electric Co.	1,132,731	94,911,530
		97,957,498
Machinery - 1.9%
Allison Transmission Holdings, Inc.	74,000	3,078,400
Caterpillar, Inc.	9,800	2,347,688
Cummins, Inc.	14,000	3,392,060
Donaldson Co., Inc.	155,200	9,136,624
Epiroc AB (A Shares)	8,400	152,957
Flowserve Corp.	85,300	2,617,004
Fortive Corp.	67,400	4,330,450
Kardex AG	1,700	279,457
Nordson Corp.	24,500	5,824,140
Otis Worldwide Corp.	22,643	1,773,173
Stanley Black & Decker, Inc. (d)	13,100	984,072
Westinghouse Air Brake Tech Co.	32,121	3,205,997
		37,122,022
Professional Services - 0.5%
Equifax, Inc.	21,300	4,139,868
RELX PLC (London Stock Exchange)	220,320	6,091,415
Robert Half International, Inc.	2,600	191,958
		10,423,241
Road & Rail - 0.5%
Knight-Swift Transportation Holdings, Inc. Class A (c)	185,138	9,703,083
Trading Companies & Distributors - 0.9%
Brenntag SE	19,000	1,211,723
Fastenal Co.	32,300	1,528,436
MSC Industrial Direct Co., Inc. Class A	4,400	359,480
Watsco, Inc. (d)	50,992	12,717,405
WESCO International, Inc. (b)	7,000	876,400
		16,693,444
Transportation Infrastructure - 0.1%
Aena SME SA (a)(b)	12,500	1,566,980
TOTAL INDUSTRIALS		320,364,296
INFORMATION TECHNOLOGY - 17.7%
Electronic Equipment & Components - 0.2%
CDW Corp.	25,300	4,518,074
IT Services - 4.2%
Amadeus IT Holding SA Class A (b)	142,700	7,402,958
DXC Technology Co. (b)	29,500	781,750
Edenred SA	156,600	8,529,140
Fidelity National Information Services, Inc.	120,000	8,142,000
Genpact Ltd.	131,700	6,100,344
Global Payments, Inc.	31,100	3,088,852
IBM Corp.	49,700	7,002,233
MasterCard, Inc. Class A	13,300	4,624,809
Unisys Corp. (b)	210,696	1,076,657
Visa, Inc. Class A	170,576	35,438,870
		82,187,613
Semiconductors & Semiconductor Equipment - 3.1%
Analog Devices, Inc.	38,100	6,249,543
Applied Materials, Inc.	40,100	3,904,938
Intel Corp.	128,200	3,388,326
Lam Research Corp.	10,000	4,203,000
Marvell Technology, Inc.	180,900	6,700,536
Microchip Technology, Inc.	5,900	414,475
NVIDIA Corp.	29,200	4,267,288
NXP Semiconductors NV	52,000	8,217,560
Qualcomm, Inc.	167,561	18,421,656
Taiwan Semiconductor Manufacturing Co. Ltd. sponsored ADR	22,700	1,690,923
Teradyne, Inc.	19,800	1,729,530
		59,187,775
Software - 7.3%
Intuit, Inc.	28,800	11,209,536
Microsoft Corp.	464,318	111,352,743
Open Text Corp.	42,600	1,262,269
SAP SE sponsored ADR (d)	144,800	14,941,912
Temenos Group AG	31,440	1,725,264
		140,491,724
Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	412,832	53,639,262
FUJIFILM Holdings Corp.	16,300	815,024
Samsung Electronics Co. Ltd.	41,980	1,843,780
		56,298,066
TOTAL INFORMATION TECHNOLOGY		342,683,252
MATERIALS - 2.7%
Chemicals - 0.7%
DuPont de Nemours, Inc.	162,000	11,118,060
PPG Industries, Inc.	14,400	1,810,656
		12,928,716
Metals & Mining - 2.0%
First Quantum Minerals Ltd.	454,900	9,504,521
Freeport-McMoRan, Inc.	495,600	18,832,800
Glencore PLC	1,591,800	10,615,153
		38,952,474
Paper & Forest Products - 0.0%
Louisiana-Pacific Corp.	7,100	420,320
TOTAL MATERIALS		52,301,510
REAL ESTATE - 1.2%
Equity Real Estate Investment Trusts (REITs) - 1.2%
American Tower Corp.	42,900	9,088,794
Crown Castle International Corp.	16,900	2,292,316
Equinix, Inc.	200	131,006
Public Storage	700	196,133
Simon Property Group, Inc.	101,800	11,959,464
		23,667,713
UTILITIES - 1.7%
Electric Utilities - 1.5%
Constellation Energy Corp.	12,333	1,063,228
Duke Energy Corp.	30,000	3,089,700
Entergy Corp.	32,900	3,701,250
Exelon Corp.	37,000	1,599,510
NextEra Energy, Inc.	7,800	652,080
PG&E Corp. (b)	274,400	4,461,744
Southern Co.	202,100	14,431,961
		28,999,473
Multi-Utilities - 0.2%
Sempra Energy	17,900	2,766,266
TOTAL UTILITIES		31,765,739
TOTAL COMMON STOCKS (Cost $1,222,230,232)		1,832,224,636

Convertible Preferred Stocks - 0.2%
	Shares	Value ($)
HEALTH CARE - 0.2%
Health Care Equipment & Supplies - 0.2%
Becton, Dickinson & Co. 6.50%	40,000	2,004,000
Boston Scientific Corp. Series A, 5.50%	23,900	2,744,974
TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,390,000)		4,748,974

Convertible Bonds - 0.1%
	Principal Amount (e)	Value ($)
COMMUNICATION SERVICES - 0.1%
Interactive Media & Services - 0.1%
Snap, Inc. 0.125% 3/1/28 (a) (Cost $1,575,412)	2,241,000	1,495,868

Money Market Funds - 6.1%
	Shares	Value ($)
Fidelity Cash Central Fund 4.37% (f)	88,146,970	88,164,599
Fidelity Securities Lending Cash Central Fund 4.37% (f)(g)	29,335,202	29,338,136
TOTAL MONEY MARKET FUNDS (Cost $117,502,735)		117,502,735

TOTAL INVESTMENT IN SECURITIES - 101.2% (Cost $1,345,698,379)	1,955,972,213
NET OTHER ASSETS (LIABILITIES) - (1.2)%	(22,717,934)
NET ASSETS - 100.0%	1,933,254,279

Written Options
	Counterparty	Number of Contracts	Notional Amount ($)	Exercise Price ($)	Expiration Date	Value ($)
Call Options
BorgWarner, Inc.	Chicago Board Options Exchange	167	672,175	45.00	01/20/23	(1,253)
CVS Health Corp.	Chicago Board Options Exchange	94	875,986	105.00	01/20/23	(611)
Exxon Mobil Corp.	Chicago Board Options Exchange	728	8,029,840	110.00	01/20/23	(238,420)
Exxon Mobil Corp.	Chicago Board Options Exchange	1,424	15,706,720	115.00	03/17/23	(585,088)
Knight-Swift Transportation Holdings, Inc.	Chicago Board Options Exchange	169	885,729	60.00	01/20/23	(1,690)
McKesson Corp.	Chicago Board Options Exchange	18	675,216	380.00	01/20/23	(12,870)

TOTAL WRITTEN OPTIONS						(839,932)

Legend

(a)
Security exempt from registration under Rule 144A of the Securities Act of 1933.  These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $8,861,183 or 0.5% of net assets.

(b)	Non-income producing
(c)	Security or a portion of the security is pledged as collateral for call options written. At period end, the value of securities pledged amounted to $26,845,666.
(d)	Security or a portion of the security is on loan at period end.
(e)	Amount is stated in United States dollars unless otherwise noted.
(f)
Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(g)	Investment made with cash collateral received from securities on loan.

Affiliated Central Funds

Fiscal year to date information regarding the Fund's investments in Fidelity Central Funds, including the ownership percentage, is presented below.

Affiliate	Value, beginning of period ($)	Purchases ($)	Sales Proceeds ($)	Dividend Income ($)	Realized Gain (loss) ($)	Change in Unrealized appreciation (depreciation) ($)	Value, end of period ($)	% ownership, end of period
Fidelity Cash Central Fund 4.37%	17,754,902	274,338,992	203,929,295	1,295,257	-	-	88,164,599	0.2%
Fidelity Securities Lending Cash Central Fund 4.37%	312,435	264,926,027	235,900,326	28,209	-	-	29,338,136	0.1%
Total	18,067,337	539,265,019	439,829,621	1,323,466	-	-	117,502,735

Amounts in the dividend income column in the above table include any capital gain distributions from underlying funds, which are presented in the corresponding line item in the Statement of Operations, if applicable.

Amount for Fidelity Securities Lending Cash Central Fund represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities.

Amounts included in the purchases and sales proceeds columns may include in-kind transactions, if applicable.

Investment Valuation

The following is a summary of the inputs used, as of December 31, 2022, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total ($)	Level 1 ($)	Level 2 ($)	Level 3 ($)
Investments in Securities:

Equities:
Communication Services	93,215,653	76,714,059	16,501,594	-
Consumer Discretionary	51,390,435	51,390,435	-	-
Consumer Staples	103,201,956	103,201,956	-	-
Energy	261,079,419	261,079,419	-	-
Financials	299,591,884	299,591,884	-	-
Health Care	257,711,753	251,797,856	5,913,897	-
Industrials	320,364,296	296,550,541	23,813,755	-
Information Technology	342,683,252	334,465,270	8,217,982	-
Materials	52,301,510	41,686,357	10,615,153	-
Real Estate	23,667,713	23,667,713	-	-
Utilities	31,765,739	31,765,739	-	-

Corporate Bonds	1,495,868	-	1,495,868	-

Money Market Funds	117,502,735	117,502,735	-	-
Total Investments in Securities:	1,955,972,213	1,889,413,964	66,558,249	-
Derivative Instruments:

Liabilities
Written Options	(839,932)	(839,932)	-	-
Total Liabilities	(839,932)	(839,932)	-	-
Total Derivative Instruments:	(839,932)	(839,932)	-	-

Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of December 31, 2022. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset ($)	Liability ($)
Equity Risk
Written Options (a)	0	(839,932)
Total Equity Risk	0	(839,932)
Total Value of Derivatives	0	(839,932)

(a)Gross value is presented in the Statement of Assets and Liabilities in the written options, at value line-item.

Financial Statements
Statement of Assets and Liabilities
		December 31, 2022

Assets
Investment in securities, at value (including securities loaned of $28,396,001) - See accompanying schedule:
Unaffiliated issuers (cost $1,228,195,644)	$1,838,469,478
Fidelity Central Funds (cost $117,502,735)	117,502,735

Total Investment in Securities (cost $1,345,698,379)		$1,955,972,213
Cash		8,965
Foreign currency held at value (cost $124,083)		124,083
Receivable for investments sold		776,739
Receivable for fund shares sold		6,540,766
Dividends receivable		1,967,681
Interest receivable		975
Distributions receivable from Fidelity Central Funds		320,441
Prepaid expenses		2,155
Other receivables		1,202
Total assets		1,965,715,220
Liabilities
Payable for investments purchased	$643,864
Payable for fund shares redeemed	489,525
Accrued management fee	690,693
Distribution and service plan fees payable	234,469
Written options, at value (premium received $938,238)	839,932
Other affiliated payables	169,192
Other payables and accrued expenses	55,640
Collateral on securities loaned	29,337,626
Total Liabilities		32,460,941
Net Assets		$1,933,254,279
Net Assets consist of:
Paid in capital		$1,320,212,860
Total accumulated earnings (loss)		613,041,419
Net Assets		$1,933,254,279

Net Asset Value and Maximum Offering Price
Initial Class :
Net Asset Value , offering price and redemption price per share ($367,028,025 ÷ 15,278,764 shares)		$24.02
Service Class :
Net Asset Value , offering price and redemption price per share ($116,688,058 ÷ 4,916,374 shares)		$23.73
Service Class 2 :
Net Asset Value , offering price and redemption price per share ($1,071,533,151 ÷ 46,071,655 shares)		$23.26
Investor Class :
Net Asset Value , offering price and redemption price per share ($378,005,045 ÷ 15,826,051 shares)		$23.88
Statement of Operations
		Year ended December 31, 2022
Investment Income
Dividends		$41,318,101
Interest		158,635
Income from Fidelity Central Funds (including $28,209 from security lending)		1,323,466
Total Income		42,800,202
Expenses
Management fee	$8,299,395
Transfer agent fees	1,494,103
Distribution and service plan fees	2,781,219
Accounting fees	553,628
Custodian fees and expenses	36,554
Independent trustees' fees and expenses	6,678
Audit	68,541
Legal	5,105
Interest	405
Miscellaneous	8,548
Total expenses before reductions	13,254,176
Expense reductions	(63,663)
Total expenses after reductions		13,190,513
Net Investment income (loss)		29,609,689
Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment Securities:
Unaffiliated issuers	43,059,979
Foreign currency transactions	368,895
Written options	1,648,049
Total net realized gain (loss)		45,076,923
Change in net unrealized appreciation (depreciation) on:
Investment Securities:
Unaffiliated issuers	(181,299,018)
Assets and liabilities in foreign currencies	(21,900)
Written options	(27,863)
Total change in net unrealized appreciation (depreciation)		(181,348,781)
Net gain (loss)		(136,271,858)
Net increase (decrease) in net assets resulting from operations		$(106,662,169)
Statement of Changes in Net Assets

	Year ended December 31, 2022	Year ended December 31, 2021
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$29,609,689	$39,049,478
Net realized gain (loss)	45,076,923	46,453,948
Change in net unrealized appreciation (depreciation)	(181,348,781)	338,858,569
Net increase (decrease) in net assets resulting from operations	(106,662,169)	424,361,995
Distributions to shareholders	(70,058,469)	(133,000,432)
Share transactions - net increase (decrease)	28,157,702	105,627,226
Total increase (decrease) in net assets	(148,562,936)	396,988,789

Net Assets
Beginning of period	2,081,817,215	1,684,828,426
End of period	$1,933,254,279	$2,081,817,215

Financial Highlights
VIP Growth & Income Portfolio Initial Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$26.22	$22.36	$22.17	$19.38	$22.71
Income from Investment Operations
Net investment income (loss) A,B	.42	.55 C	.42	.46	.46
Net realized and unrealized gain (loss)	(1.70)	5.07	1.23	4.91	(2.42)
Total from investment operations	(1.28)	5.62	1.65	5.37	(1.96)
Distributions from net investment income	(.42)	(.62)	(.42)	(.77) D	(.08)
Distributions from net realized gain	(.50)	(1.14)	(1.03)	(1.81) D	(1.29)
Total distributions	(.92)	(1.76)	(1.46) E	(2.58)	(1.37)
Net asset value, end of period	$24.02	$26.22	$22.36	$22.17	$19.38
Total Return F,G	(4.95)%	25.95%	7.85%	30.05%	(8.98)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.52%	.52%	.54%	.54%	.55%
Expenses net of fee waivers, if any	.52%	.52%	.54%	.54%	.54%
Expenses net of all reductions	.52%	.52%	.53%	.54%	.54%
Net investment income (loss)	1.68%	2.18% C	2.18%	2.27%	2.08%
Supplemental Data
Net assets, end of period (000 omitted)	$367,028	$439,309	$377,942	$358,103	$361,868
Portfolio turnover rate J	10%	15%	26%	34%	41%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.55%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth & Income Portfolio Service Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.91	$22.12	$21.95	$19.21	$22.52
Income from Investment Operations
Net investment income (loss) A,B	.39	.52 C	.40	.44	.43
Net realized and unrealized gain (loss)	(1.67)	5.00	1.21	4.87	(2.39)
Total from investment operations	(1.28)	5.52	1.61	5.31	(1.96)
Distributions from net investment income	(.40)	(.59)	(.40)	(.75) D	(.06)
Distributions from net realized gain	(.50)	(1.14)	(1.03)	(1.81) D	(1.29)
Total distributions	(.90)	(1.73)	(1.44) E	(2.57) E	(1.35)
Net asset value, end of period	$23.73	$25.91	$22.12	$21.95	$19.21
Total Return F,G	(5.02)%	25.76%	7.74%	29.94%	(9.07)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.62%	.62%	.64%	.64%	.65%
Expenses net of fee waivers, if any	.62%	.62%	.64%	.64%	.64%
Expenses net of all reductions	.62%	.62%	.63%	.64%	.64%
Net investment income (loss)	1.58%	2.08% C	2.08%	2.17%	1.98%
Supplemental Data
Net assets, end of period (000 omitted)	$116,688	$128,601	$115,376	$118,198	$101,089
Portfolio turnover rate J	10%	15%	26%	34%	41%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.45%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth & Income Portfolio Service Class 2

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$25.42	$21.72	$21.58	$18.94	$22.22
Income from Investment Operations
Net investment income (loss) A,B	.34	.48 C	.37	.40	.39
Net realized and unrealized gain (loss)	(1.64)	4.92	1.18	4.78	(2.35)
Total from investment operations	(1.30)	5.40	1.55	5.18	(1.96)
Distributions from net investment income	(.36)	(.55)	(.38)	(.73) D	(.04)
Distributions from net realized gain	(.50)	(1.14)	(1.03)	(1.81) D	(1.28)
Total distributions	(.86)	(1.70) E	(1.41)	(2.54)	(1.32)
Net asset value, end of period	$23.26	$25.42	$21.72	$21.58	$18.94
Total Return F,G	(5.17)%	25.64%	7.59%	29.68%	(9.19)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.77%	.77%	.79%	.79%	.80%
Expenses net of fee waivers, if any	.77%	.77%	.79%	.79%	.79%
Expenses net of all reductions	.77%	.77%	.78%	.79%	.79%
Net investment income (loss)	1.43%	1.94% C	1.93%	2.02%	1.83%
Supplemental Data
Net assets, end of period (000 omitted)	$1,071,533	$1,137,635	$908,013	$790,495	$527,879
Portfolio turnover rate J	10%	15%	26%	34%	41%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.30%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

VIP Growth & Income Portfolio Investor Class

Years ended December 31,	2022	2021	2020	2019	2018
Selected Per-Share Data
Net asset value, beginning of period	$26.07	$22.25	$22.07	$19.30	$22.62
Income from Investment Operations
Net investment income (loss) A,B	.40	.53 C	.41	.44	.44
Net realized and unrealized gain (loss)	(1.68)	5.03	1.21	4.90	(2.41)
Total from investment operations	(1.28)	5.56	1.62	5.34	(1.97)
Distributions from net investment income	(.40)	(.60)	(.41)	(.75) D	(.06)
Distributions from net realized gain	(.50)	(1.14)	(1.03)	(1.81) D	(1.29)
Total distributions	(.91) E	(1.74)	(1.44)	(2.57) E	(1.35)
Net asset value, end of period	$23.88	$26.07	$22.25	$22.07	$19.30
Total Return F,G	(5.01)%	25.80%	7.76%	29.97%	(9.05)%
Ratios to Average Net Assets B,H,I
Expenses before reductions	.60%	.60%	.61%	.62%	.62%
Expenses net of fee waivers, if any	.60%	.60%	.61%	.62%	.62%
Expenses net of all reductions	.60%	.60%	.61%	.62%	.62%
Net investment income (loss)	1.60%	2.11% C	2.10%	2.19%	2.01%
Supplemental Data
Net assets, end of period (000 omitted)	$378,005	$376,272	$283,497	$291,704	$258,292
Portfolio turnover rate J	10%	15%	26%	34%	41%

A Calculated based on average shares outstanding during the period.

B Net investment income (loss) is affected by the timing of the declaration of dividends by any underlying mutual funds or exchange-traded funds (ETFs). Net investment income (loss) of any mutual funds or ETFs is not included in the Fund's net investment income (loss) ratio.

C Net investment income per share reflects one or more large, non-recurring dividend(s) which amounted to $.16 per share. Excluding such non-recurring dividend(s), the ratio of net investment income (loss) to average net assets would have been 1.48%.

D The amount shown reflects reclassifications related to book to tax differences that were made in the year shown.

E Total distributions per share do not sum due to rounding.

F Total returns do not reflect charges attributable to your insurance company's separate account. Inclusion of these charges would reduce the total returns shown.

G Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

H Fees and expenses of any underlying mutual funds or exchange-traded funds (ETFs) are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of these expenses. For additional expense information related to investments in Fidelity Central Funds, please refer to the "Investments in Fidelity Central Funds" note found in the Notes to Financial Statements section of the most recent Annual or Semi-Annual report.

I Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed, waived, or reduced through arrangements with the investment adviser, brokerage services, or other offset arrangements, if applicable, and do not represent the amount paid by the class during periods when reimbursements, waivers or reductions occur.

J Amount does not include the portfolio activity of any underlying mutual funds or exchange-traded funds (ETFs).

Notes to Financial Statements
For the period ended December 31, 2022

1. Organization.
VIP Growth & Income Portfolio (the Fund) is a fund of Variable Insurance Products Fund III (the Trust) and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Massachusetts business trust. Shares of the Fund may only be purchased by insurance companies for the purpose of funding variable annuity or variable life insurance contracts. The Fund offers the following classes of shares: Initial Class shares, Service Class shares, Service Class 2 shares and Investor Class shares. All classes have equal rights and voting privileges, except for matters affecting a single class.
2. Investments in Fidelity Central Funds.
Funds may invest in Fidelity Central Funds, which are open-end investment companies generally available only to other investment companies and accounts managed by the investment adviser and its affiliates. The Schedule of Investments lists any Fidelity Central Funds held as an investment as of period end, but does not include the underlying holdings of each Fidelity Central Fund. An investing fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

Based on its investment objective, each Fidelity Central Fund may invest or participate in various investment vehicles or strategies that are similar to those of the investing fund. These strategies are consistent with the investment objectives of the investing fund and may involve certain economic risks which may cause a decline in value of each of the Fidelity Central Funds and thus a decline in the value of the investing fund.

Fidelity Central Fund	Investment Manager	Investment Objective	Investment Practices	Expense Ratio A
Fidelity Money Market Central Funds	Fidelity Management & Research Company LLC (FMR)	Each fund seeks to obtain a high level of current income consistent with the preservation of capital and liquidity.	Short-term Investments	Less than .005%
A   Expenses expressed as a percentage of average net assets and are as of each underlying Central Fund's most recent annual or semi-annual shareholder report.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds which contain the significant accounting policies (including investment valuation policies) of those funds, and are not covered by the Report of Independent Registered Public Accounting Firm, are available on the Securities and Exchange Commission website or upon request.
3. Significant Accounting Policies.
The Fund is an investment company and applies the accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946 Financial Services - Investment Companies . The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The Fund's Schedule of Investments lists any underlying mutual funds or exchange-traded funds (ETFs) but does not include the underlying holdings of these funds. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. The Board of Trustees (the Board) has designated the Fund's investment adviser as the valuation designee responsible for the fair valuation function and performing fair value determinations as needed. The investment adviser has established a Fair Value Committee (the Committee) to carry out the day-to-day fair valuation responsibilities and has adopted policies and procedures to govern the fair valuation process and the activities of the Committee. In accordance with these fair valuation policies and procedures, which have been approved by the Board, the Fund attempts to obtain prices from one or more third party pricing services or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Committee, in accordance with the policies and procedures. Factors used in determining fair value vary by investment type and may include market or investment specific events, transaction data, estimated cash flows, and market observations of comparable investments. The frequency that the fair valuation procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee manages the Fund's fair valuation practices and maintains the fair valuation policies and procedures. The Fund's investment adviser reports to the Board information regarding the fair valuation process and related material matters.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - unadjusted quoted prices in active markets for identical investments
Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)
Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing service on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, ETFs and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. For equity securities, including restricted securities, where observable inputs are limited, assumptions about market activity and risk are used and these securities may be categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing services or from brokers who make markets in such securities. Corporate bonds are valued by pricing services who utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type or by broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing services. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Exchange-traded options are valued using the last sale price or, in the absence of a sale, the last offering price and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level as of December 31, 2022 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. Certain Funds may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received, and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost   and include proceeds received from litigation. Commissions paid to certain brokers with whom the investment adviser, or its affiliates, places trades on behalf of a fund include an amount in addition to trade execution, which may be rebated back to a fund. Any such rebates are included in net realized gain (loss) on investments in the Statement of Operations. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Income and capital gain distributions from Fidelity Central Funds, if any, are recorded on the ex-dividend date. Certain distributions received by the Fund represent a return of capital or capital gain. The Fund determines the components of these distributions subsequent to the ex-dividend date, based upon receipt of tax filings or other correspondence relating to the underlying investment. These distributions are recorded as a reduction of cost of investments and/or as a realized gain. Interest income is accrued as earned and includes coupon interest and amortization of premium and accretion of discount on debt securities as applicable. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain. Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any withholding tax reclaims income is included in the Statement of Operations in dividends. Any receivables for withholding tax reclaims are included in the Statement of Assets and Liabilities in dividends receivable.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of a fund, and certain fund-level expense reductions, if any, are allocated daily on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of a fund. Each class differs with respect to transfer agent and distribution and service plan fees incurred, as applicable. Certain expense reductions may also differ by class, if applicable. For the reporting period, the allocated portion of income and expenses to each class as a percent of its average net assets may vary due to the timing of recording these transactions in relation to fluctuating net assets of the classes. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expenses included in the accompanying financial statements reflect the expenses of that fund and do not include any expenses associated with any underlying mutual funds or exchange-traded funds. Although not included in a fund's expenses, a fund indirectly bears its proportionate share of these expenses through the net asset value of each underlying mutual fund or exchange-traded fund. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for U.S. Federal income taxes is required. As of December 31, 2022, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. The Fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.   Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Capital accounts are not adjusted for temporary book-tax differences which will reverse in a subsequent period.

Book-tax differences are primarily due to foreign currency transactions, partnerships and losses deferred due to wash sales.

As of period end, the cost and unrealized appreciation (depreciation) in securities, and derivatives if applicable, for federal income tax purposes were as follows:

Gross unrealized appreciation	$682,608,714
Gross unrealized depreciation	(76,661,375)
Net unrealized appreciation (depreciation)	$605,947,339
Tax Cost	$1,349,184,942

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$2,499,822
Undistributed long-term capital gain	$4,613,185
Net unrealized appreciation (depreciation) on securities and other investments	$605,928,413

The tax character of distributions paid was as follows:

	December 31, 2022	December 31, 2021
Ordinary Income	$32,663,492	$54,554,307
Long-term Capital Gains	37,394,977	78,446,125
Total	$70,058,469	$133,000,432

Restricted Securities (including Private Placements). Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities held at period end is included at the end of the Schedule of Investments, if applicable.
4. Derivative Instruments.
Risk Exposures and the Use of Derivative Instruments. The Fund's investment objectives allow for various types of derivative instruments, including options. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

Derivatives were used to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the objectives may not be achieved.

Derivatives were used to increase or decrease exposure to the following risk(s):

Equity Risk
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Funds are also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that a fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to a fund. Counterparty credit risk related to exchange-traded contracts may be mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Options. Options give the purchaser the right, but not the obligation, to buy (call) or sell (put) an underlying security or financial instrument at an agreed exercise or strike price between or on certain dates. Options obligate the seller (writer) to buy (put) or sell (call) an underlying instrument at the exercise or strike price or cash settle an underlying derivative instrument if the holder exercises the option on or before the expiration date.

Exchange-traded written covered call options were used to manage exposure to the market. When a fund writes a covered call option, a fund holds the underlying instrument which must be delivered to the holder upon the exercise of the option.

Upon entering into a written options contract, a fund will receive a premium. Premiums received are reflected as a liability on the Statement of Assets and Liabilities. Options are valued daily and any unrealized appreciation (depreciation) is reflected on the Statement of Assets and Liabilities. When a written option is exercised, the premium is added to the proceeds from the sale of the underlying instrument in determining the gain or loss realized on that investment. When an option is closed, a gain or loss is realized depending on whether the proceeds or amount paid for the closing sale transaction are greater or less than the premium received. When an option expires, gains and losses are realized to the extent of premiums received. The net realized gain (loss) on closed and expired written options and the change in net unrealized appreciation (depreciation) on written options are presented in the Statement of Operations.

Writing call options tends to decrease exposure to the underlying instrument and risk of loss is the change in value in excess of the premium received.

Any open options at period end are presented in the Schedule of Investments under the caption "Written Options", and are representative of volume of activity during the period unless an average contracts amount is presented.
5. Purchases and Sales of Investments.
Purchases and sales of securities, other than short-term securities, U.S. government securities and in-kind transactions, as applicable, are noted in the table below.

	Purchases ($)	Sales ($)
VIP Growth & Income Portfolio	184,354,180	277,002,989

6. Fees and Other Transactions with Affiliates.
Management Fee. Fidelity Management & Research Company LLC (the investment adviser) and its affiliates provide the Fund with investment management related services for which the Fund pays a monthly management fee. The management fee is the sum of an individual fund fee rate that is based on an annual rate of .20% of the Fund's average net assets and an annualized group fee rate that averaged .23% during the period. The group fee rate is based upon the monthly average net assets of a group of registered investment companies with which the investment adviser has management contracts. The group fee rate decreases as assets under management increase and increases as assets under management decrease. For the reporting period, the total annual management fee rate was .43% of the Fund's average net assets.

Distribution and Service Plan Fees. In accordance with Rule 12b-1 of the 1940 Act, the Fund has adopted separate 12b-1 Plans for each Service Class of shares. Each Service Class pays Fidelity Distributors Company LLC (FDC), an affiliate of the investment adviser, a service fee. For the period, the service fee is based on an annual rate of .10% of Service Class' average net assets and .25% of Service Class 2's average net assets.
For the period, total fees, all of which were re-allowed to insurance companies for the distribution of shares and providing shareholder support services, were as follows:

Service Class	$120,059
Service Class 2	2,661,160
$2,781,219

Transfer Agent Fees. Fidelity Investments Institutional Operations Company LLC (FIIOC), an affiliate of the investment adviser, is the Fund's transfer, dividend disbursing, and shareholder servicing agent. FIIOC receives an asset-based fee with respect to each class. Each class pays a fee for transfer agent services, typesetting and printing and mailing of shareholder reports, excluding mailing of proxy statements. For the period, transfer agent fees for each class were as follows:

	Amount	% of Class-Level Average Net Assets
Initial Class	$244,431.06
Service Class	74,986.06
Service Class 2	664,911.06
Investor Class	509,775.14
	$1,494,103

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of the investment adviser, maintains the Fund's accounting records. The accounting fee is based on the level of average net assets for each month. For the period, the fees were equivalent to the following annual rates:

% of Average Net Assets
VIP Growth & Income Portfolio	.03

Brokerage Commissions. A portion of portfolio transactions were placed with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were as follows:

Amount
VIP Growth & Income Portfolio	$3,380

Interfund Lending Program. Pursuant to an Exemptive Order issued by the Securities and Exchange Commission (the SEC), the Fund, along with other registered investment companies having management contracts with Fidelity Management & Research Company LLC (FMR), or other affiliated entities of FMR, may participate in an interfund lending program. This program provides an alternative credit facility allowing the Fund to borrow from, or lend money to, other participating affiliated funds. At period end, there were no interfund loans outstanding. Activity in this program during the period for which loans were outstanding was as follows:

	Borrower or Lender	Average Loan Balance	Weighted Average Interest Rate	Interest Expense
VIP Growth & Income Portfolio	Borrower	$23,152,000.32%		$405

Interfund Trades. Funds may purchase from or sell securities to other Fidelity Funds under procedures adopted by the Board. The procedures have been designed to ensure these interfund trades are executed in accordance with Rule 17a-7 of the 1940 Act. Any interfund trades are included within the respective purchases and sales amounts shown in the Purchases and Sales of Investments note. Interfund trades during the period are noted in the table below.

	Purchases ($)	Sales ($)	Realized Gain (Loss) ($)
VIP Growth & Income Portfolio	18,141,235	22,771,038	4,058,508
7. Committed Line of Credit.
Certain Funds participate with other funds managed by the investment adviser or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The participating funds have agreed to pay commitment fees on their pro-rata portion of the line of credit, which are reflected in Miscellaneous expenses on the Statement of Operations, and are listed below. During the period, there were no borrowings on this line of credit.

Amount
VIP Growth & Income Portfolio	$3,359
8. Security Lending.
Funds lend portfolio securities from time to time in order to earn additional income. Lending agents are used, including National Financial Services (NFS), an affiliate of the investment adviser. Pursuant to a securities lending agreement, NFS will receive a fee, which is capped at 9.9% of a fund's daily lending revenue, for its services as lending agent. A fund may lend securities to certain qualified borrowers, including NFS. On the settlement date of the loan, a fund receives collateral (in the form of U.S. Treasury obligations, letters of credit and/or cash) against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of the loaned securities is determined at the close of business of a fund and any additional required collateral is delivered to a fund on the next business day. A fund or borrower may terminate the loan at any time, and if the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, a fund may apply collateral received from the borrower against the obligation. A fund may experience delays and costs in recovering the securities loaned. Any cash collateral received is invested in the Fidelity Securities Lending Cash Central Fund. Any loaned securities are identified as such in the Schedule of Investments, and the value of loaned securities and cash collateral at period end, as applicable, are presented in the Statement of Assets and Liabilities. Security lending income represents the income earned on investing cash collateral, less rebates paid to borrowers and any lending agent fees associated with the loan, plus any premium payments received for lending certain types of securities. Security lending income is presented in the Statement of Operations as a component of income from Fidelity Central Funds. Affiliated security lending activity, if any, was as follows:

	Total Security Lending Fees Paid to NFS	Security Lending Income From Securities Loaned to NFS	Value of Securities Loaned to NFS at Period End
VIP Growth & Income Portfolio	$2,980	$-	$-
9. Expense Reductions.
During the period the investment adviser or an affiliate reimbursed and/or waived a portion of fund-level operating expenses in the amount of $63,663.
10. Distributions to Shareholders.
Distributions to shareholders of each class were as follows:

	Year ended December 31, 2022	Year ended December 31, 2021
VIP Growth & Income Portfolio
Distributions to shareholders
Initial Class	$13,621,746	$29,180,191
Service Class	4,287,387	8,583,827
Service Class 2	38,453,504	71,702,293
Investor Class	13,695,832	23,534,121
Total	$70,058,469	$133,000,432
11. Share Transactions.
Transactions for each class of shares were as follows and may contain in-kind transactions:

	Shares	Shares	Dollars	Dollars
	Year ended December 31, 2022	Year ended December 31, 2021	Year ended December 31, 2022	Year ended December 31, 2021
VIP Growth & Income Portfolio
Initial Class
Shares sold	4,205,341	2,834,414	$105,061,293	$71,355,013
Reinvestment of distributions	553,666	1,199,113	13,621,746	29,180,191
Shares redeemed	(6,237,929)	(4,175,421)	(155,225,066)	(104,656,469)
Net increase (decrease)	(1,478,922)	(141,894)	$(36,542,027)	$(4,121,265)
Service Class
Shares sold	225,906	137,042	$5,617,209	$3,481,587
Reinvestment of distributions	176,389	357,380	4,287,387	8,583,827
Shares redeemed	(448,513)	(747,533)	(11,012,554)	(19,043,010)
Net increase (decrease)	(46,218)	(253,111)	$(1,107,958)	$(6,977,596)
Service Class 2
Shares sold	4,830,627	5,519,392	$115,599,799	$134,744,364
Reinvestment of distributions	1,614,154	3,031,330	38,453,504	71,702,293
Shares redeemed	(5,135,070)	(5,585,958)	(125,404,991)	(132,439,834)
Net increase (decrease)	1,309,711	2,964,764	$28,648,312	$74,006,823
Investor Class
Shares sold	3,874,646	2,644,483	$97,699,069	$66,781,336
Reinvestment of distributions	559,919	968,694	13,695,832	23,534,121
Shares redeemed	(3,039,935)	(1,922,897)	(74,235,526)	(47,596,193)
Net increase (decrease)	1,394,630	1,690,280	$37,159,375	$42,719,264
12. Other.
A fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the fund. In the normal course of business, a fund may also enter into contracts that provide general indemnifications. A fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against a fund. The risk of material loss from such claims is considered remote.

At the end of the period, the investment adviser or its affiliates were owners of record of more than 10% and certain otherwise unaffiliated shareholders were owners of record of more than 10% of the outstanding shares as follows:

Fund	Affiliated %	Number of Unaffiliated Shareholders	Unaffiliated Shareholders %
VIP Growth & Income Portfolio	24%	2	54%
13. Risk and Uncertainties.
Many factors affect a fund's performance. Developments that disrupt global economies and financial markets, such as pandemics, epidemics, outbreaks of infectious diseases, war, terrorism, and environmental disasters, may significantly affect a fund's investment performance. The effects of these developments to a fund will be impacted by the types of securities in which a fund invests, the financial condition, industry, economic sector, and geographic location of an issuer, and a fund's level of investment in the securities of that issuer.
Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Variable Insurance Products Fund III and the Shareholders of VIP Growth & Income Portfolio:
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statement of assets and liabilities of VIP Growth & Income Portfolio (the "Fund"), a fund of Variable Insurance Products Fund III, including the schedule of investments, as of December 31, 2022, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2022, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
/s/ Deloitte & Touche LLP
Boston, Massachusetts
February 10, 2023

We have served as the auditor of one or more of the Fidelity investment companies since 1999.

Trustees and Officers
TRUSTEES AND OFFICERS
The Trustees, Members of the Advisory Board (if any), and officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. Each of the Trustees oversees 318 funds.
The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. Each Trustee who is not an interested person (as defined in the 1940 Act) of the trust and the fund is referred to herein as an Independent Trustee. Each Independent Trustee shall retire not later than the last day of the calendar year in which his or her 75th birthday occurs. The Independent Trustees may waive this mandatory retirement age policy with respect to individual Trustees. Officers and Advisory Board Members hold office without limit in time, except that any officer or Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.
The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-877-208-0098.
Experience, Skills, Attributes, and Qualifications of the Trustees.   The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee also engages professional search firms to help identify potential Independent Trustee candidates who have the experience, qualifications, attributes, and skills consistent with the Statement of Policy. From time to time, additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, have also been considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.
In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.
Board Structure and Oversight Function. Robert A. Lawrence is an interested person and currently serves as Chair. The Trustees have determined that an interested Chair is appropriate and benefits shareholders because an interested Chair has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chair, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chair and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. David M. Thomas serves as Lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.
Fidelity ® funds are overseen by different Boards of Trustees. The fund's Board oversees Fidelity's high income and certain equity funds, and other Boards oversee Fidelity's investment-grade bond, money market, asset allocation, and other equity funds. The asset allocation funds may invest in Fidelity ® funds overseen by the fund's Board. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity ® funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues. On occasion, the separate Boards establish joint committees to address issues of overlapping consequences for the Fidelity ® funds overseen by each Board.
The Trustees operate using a system of committees to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board, acting through its committees, has charged FMR and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through FMR, its affiliates, and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. While each of the Board's committees has responsibility for overseeing different aspects of the fund's activities, oversight is exercised primarily through the Operations, Audit, and Compliance Committees. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate, including an annual review of Fidelity's risk management program for the Fidelity ® funds. The responsibilities of each standing committee, including their oversight responsibilities, are described further under "Standing Committees of the Trustees."
Interested Trustees*:
Correspondence intended for a Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Bettina Doulton (1964)
Year of Election or Appointment: 2020
Trustee
Ms. Doulton also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Doulton served in a variety of positions at Fidelity Investments, including as a managing director of research (2006-2007), portfolio manager to certain Fidelity ® funds (1993-2005), equity analyst and portfolio assistant (1990-1993), and research assistant (1987-1990). Ms. Doulton currently owns and operates Phi Builders + Architects and Cellardoor Winery. Previously, Ms. Doulton served as a member of the Board of Brown Capital Management, LLC (2014-2018).
Robert A. Lawrence (1952)
Year of Election or Appointment: 2020
Trustee
Chair of the Board of Trustees
Mr. Lawrence also serves as Trustee of other funds. Previously, Mr. Lawrence served as a Trustee and Member of the Advisory Board of certain funds. Prior to his retirement in 2008, Mr. Lawrence served as Vice President of certain Fidelity ® funds (2006-2008), Senior Vice President, Head of High Income Division of Fidelity Management & Research Company (investment adviser firm, 2006-2008), and President of Fidelity Strategic Investments (investment adviser firm, 2002-2005).
* Determined to be an "Interested Trustee" by virtue of, among other things, his or her affiliation with the trust or various entities under common control with FMR.
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Independent Trustees:
Correspondence intended for an Independent Trustee may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.
Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Thomas P. Bostick (1956)
Year of Election or Appointment: 2021
Trustee
Lieutenant General Bostick also serves as Trustee of other Fidelity ® funds. Prior to his retirement, General Bostick (United States Army, Retired) held a variety of positions within the U.S. Army, including Commanding General and Chief of Engineers, U.S. Army Corps of Engineers (2012-2016) and Deputy Chief of Staff and Director of Human Resources, U.S. Army (2009-2012). General Bostick currently serves as a member of the Board and Finance and Governance Committees of CSX Corporation (transportation, 2020-present) and a member of the Board and Corporate Governance and Nominating Committee of Perma-Fix Environmental Services, Inc. (nuclear waste management, 2020-present). General Bostick serves as Chief Executive Officer of Bostick Global Strategies, LLC (consulting, 2016-present) and as a member of the Board of HireVue, Inc. (video interview and assessment, 2020-present). Previously, General Bostick served as a Member of the Advisory Board of certain Fidelity® funds (2021), President, Intrexon Bioengineering (2018-2020) and Chief Operating Officer (2017-2020) and Senior Vice President of the Environment Sector (2016-2017) of Intrexon Corporation (biopharmaceutical company).
Dennis J. Dirks (1948)
Year of Election or Appointment: 2005
Trustee
Mr. Dirks also serves as Trustee of other Fidelity ® funds. Prior to his retirement in May 2003, Mr. Dirks served as Chief Operating Officer and as a member of the Board of The Depository Trust & Clearing Corporation (financial markets infrastructure), President, Chief Operating Officer and a member of the Board of The Depository Trust Company (DTC), President and a member of the Board of the National Securities Clearing Corporation (NSCC), Chief Executive Officer and a member of the Board of the Government Securities Clearing Corporation and Chief Executive Officer and a member of the Board of the Mortgage-Backed Securities Clearing Corporation. Mr. Dirks currently serves as a member of the Finance Committee (2016-present) and Board (2017-present) and is Treasurer (2018-present) of the Asolo Repertory Theatre.
Donald F. Donahue (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Donahue also serves as Trustee of other Fidelity ® funds. Mr. Donahue serves as President and Chief Executive Officer of Miranda Partners, LLC (risk consulting for the financial services industry, 2012-present). Previously, Mr. Donahue served as Chief Executive Officer (2006-2012), Chief Operating Officer (2003-2006) and Managing Director, Customer Marketing and Development (1999-2003) of The Depository Trust & Clearing Corporation (financial markets infrastructure). Mr. Donahue currently serves as a member (2007-present) and Co-Chairman (2016-present) of the Board of United Way of New York and a member of the Board of The Leadership Academy (previously NYC Leadership Academy) (2012-present). Mr. Donahue previously served as a member of the Advisory Board of certain Fidelity® funds (2015-2018).
Vicki L. Fuller (1957)
Year of Election or Appointment: 2020
Trustee
Ms. Fuller also serves as Trustee of other Fidelity ® funds. Previously, Ms. Fuller served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chief Investment Officer of the New York State Common Retirement Fund (2012-2018) and held a variety of positions at AllianceBernstein L.P. (global asset management, 1985-2012), including Managing Director (2006-2012) and Senior Vice President and Senior Portfolio Manager (2001-2006). Ms. Fuller currently serves as a member of the Board, Audit Committee and Nominating and Governance Committee of two Blackstone business development companies (2020-present), as a member of the Board of Treliant, LLC (consulting, 2019-present), as a member of the Advisory Board of Ariel Alternatives, LLC (private equity, 2021-present) and as a member of the Board and Chair of the Audit Committee of Gusto, Inc. (software, 2021-present). In addition, Ms. Fuller currently serves as a member of the Board of Roosevelt University (2019-present) and as a member of the Executive Board of New York University's Stern School of Business. Ms. Fuller previously served as a member of the Board, Audit Committee and Nominating and Governance Committee of The Williams Companies, Inc. (natural gas infrastructure, 2018-2021).
Patricia L. Kampling (1959)
Year of Election or Appointment: 2020
Trustee
Ms. Kampling also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Kampling served as Chairman of the Board and Chief Executive Officer (2012-2019), President and Chief Operating Officer (2011-2012) and Executive Vice President and Chief Financial Officer (2010-2011) of Alliant Energy Corporation. Ms. Kampling currently serves as a member of the Board, Finance Committee and Governance, Compensation and Nominating Committee of Xcel Energy Inc. (utilities company, 2020-present) and as a member of the Board, Audit, Finance and Risk Committee and Safety, Environmental, Technology and Operations Committee and Chair of the Executive Development and Compensation Committee of American Water Works Company, Inc. (utilities company, 2019-present). In addition, Ms. Kampling currently serves as a member of the Board of the Nature Conservancy, Wisconsin Chapter (2019-present). Previously, Ms. Kampling served as a Member of the Advisory Board of certain Fidelity® funds (2020), a member of the Board, Compensation Committee and Executive Committee and Chair of the Audit Committee of Briggs & Stratton Corporation (manufacturing, 2011-2021), a member of the Board of Interstate Power and Light Company (2012-2019) and Wisconsin Power and Light Company (2012-2019) (each a subsidiary of Alliant Energy Corporation) and as a member of the Board and Workforce Development Committee of the Business Roundtable (2018-2019).
Thomas A. Kennedy (1955)
Year of Election or Appointment: 2021
Trustee
Mr. Kennedy also serves as Trustee of other Fidelity ® funds. Previously, Mr. Kennedy served as a Member of the Advisory Board of certain Fidelity ® funds (2020) and held a variety of positions at Raytheon Company (aerospace and defense, 1983-2020), including Chairman and Chief Executive Officer (2014-2020) and Executive Vice President and Chief Operating Officer (2013-2014). Mr. Kennedy currently serves as Executive Chairman of the Board of Directors of Raytheon Technologies Corporation (aerospace and defense, 2020-present). He is also a member of the Rutgers School of Engineering Industry Advisory Board (2011-present) and a member of the UCLA Engineering Dean's Executive Board (2016-present).
Oscar Munoz (1959)
Year of Election or Appointment: 2021
Trustee
Mr. Munoz also serves as Trustee of other Fidelity ® funds. Prior to his retirement, Mr. Munoz served as Executive Chairman (2020-2021), Chief Executive Officer (2015-2020), President (2015-2016) and a member of the Board (2010-2021) of United Airlines Holdings, Inc. Mr. Munoz currently serves as a member of the Board of CBRE Group, Inc. (commercial real estate, 2020-present), a member of the Board of Univision Communications, Inc. (Hispanic media, 2020-present) and a member of the Advisory Board of Salesforce.com, Inc. (cloud-based software, 2020-present). Previously, Mr. Munoz served as a Member of the Advisory Board of certain Fidelity ® funds (2021).
David M. Thomas (1949)
Year of Election or Appointment: 2008
Trustee
Lead Independent Trustee
Mr. Thomas also serves as Trustee of other Fidelity ® funds. Previously, Mr. Thomas served as Executive Chairman (2005-2006) and Chairman and Chief Executive Officer (2000-2005) of IMS Health, Inc. (pharmaceutical and healthcare information solutions). Mr. Thomas currently serves as a member of the Board of Fortune Brands Home and Security (home and security products, 2004-present) and as Director (2013-present) and Non-Executive Chairman of the Board (2022-present) of Interpublic Group of Companies, Inc. (marketing communication).
Susan Tomasky (1953)
Year of Election or Appointment: 2020
Trustee
Ms. Tomasky also serves as Trustee of other Fidelity ® funds. Prior to her retirement, Ms. Tomasky served in various executive officer positions at American Electric Power Company, Inc. (1998-2011), including most recently as President of AEP Transmission (2007-2011). Ms. Tomasky currently serves as a member of the Board and Sustainability Committee and as Chair of the Audit Committee of Marathon Petroleum Corporation (2018-present) and as a member of the Board, Executive Committee, Corporate Governance Committee and Organization and Compensation Committee and as Chair of the Audit Committee of Public Service Enterprise Group, Inc. (utilities company, 2012-present) and as a member of the Board of its subsidiary company, Public Service Electric and Gas Co. (2021-present). In addition, Ms. Tomasky currently serves as a member (2009-present) and President (2020-present) of the Board of the Royal Shakespeare Company - America (2009-present), as a member of the Board of the Columbus Association for the Performing Arts (2011-present) and as a member of the Board and Kenyon in the World Committee of Kenyon College (2016-present). Previously, Ms. Tomasky served as a Member of the Advisory Board of certain Fidelity ® funds (2020), as a member of the Board of the Columbus Regional Airport Authority (2007-2020), as a member of the Board (2011-2018) and Lead Independent Director (2015-2018) of Andeavor Corporation (previously Tesoro Corporation) (independent oil refiner and marketer) and as a member of the Board of Summit Midstream Partners LP (energy, 2012-2018).
Michael E. Wiley (1950)
Year of Election or Appointment: 2018
Trustee
Mr. Wiley also serves as Trustee of other Fidelity ® funds. Previously, Mr. Wiley served as a member of the Advisory Board of certain Fidelity ® funds (2018-2020), Chairman, President and CEO of Baker Hughes, Inc. (oilfield services, 2000-2004). Mr. Wiley also previously served as a member of the Board of Andeavor Corporation (independent oil refiner and marketer, 2005-2018), a member of the Board of Andeavor Logistics LP (natural resources logistics, 2015-2018) and a member of the Board of High Point Resources (exploration and production, 2005-2020).
+ The information includes the Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to the Trustee's qualifications to serve as a Trustee, which led to the conclusion that the Trustee should serve as a Trustee for the fund.
Advisory Board Members and Officers:
Correspondence intended for a Member of the Advisory Board (if any) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235. Correspondence intended for an officer or Peter S. Lynch may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210. Officers appear below in alphabetical order.
Name, Year of Birth; Principal Occupation
Peter S. Lynch (1944)
Year of Election or Appointment: 2003
Member of the Advisory Board
Mr. Lynch also serves as a Member of the Advisory Board of other Fidelity ® funds. Mr. Lynch is Vice Chairman and a Director of Fidelity Management & Research Company LLC (investment adviser firm). In addition, Mr. Lynch serves as a Trustee of Boston College and as the Chairman of the Inner-City Scholarship Fund. Previously, Mr. Lynch served as Vice Chairman and a Director of FMR Co., Inc. (investment adviser firm) and on the Special Olympics International Board of Directors (1997-2006).
Craig S. Brown (1977)
Year of Election or Appointment: 2022
Deputy Treasurer
Mr. Brown also serves as an officer of other funds. Mr. Brown serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2013-present). Previously, Mr. Brown served as Assistant Treasurer of certain Fidelity ® funds (2019-2022).
John J. Burke III (1964)
Year of Election or Appointment: 2018
Chief Financial Officer
Mr. Burke also serves as Chief Financial Officer of other funds. Mr. Burke serves as Head of Investment Operations for Fidelity Fund and Investment Operations (2018-present) and is an employee of Fidelity Investments (1998-present). Previously Mr. Burke served as head of Asset Management Investment Operations (2012-2018).
William C. Coffey (1969)
Year of Election or Appointment: 2019
Assistant Secretary
Mr. Coffey also serves as Assistant Secretary of other funds. He is Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2010-present), and is an employee of Fidelity Investments. Previously, Mr. Coffey served as Secretary and CLO of certain funds (2018-2019); CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company and FMR Co., Inc. (investment adviser firms, 2018-2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2018-2019); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2018-2019); and Assistant Secretary of certain funds (2009-2018).
Timothy M. Cohen (1969)
Year of Election or Appointment: 2018
Vice President
Mr. Cohen also serves as Vice President of other funds. Mr. Cohen serves as Co-Head of Equity (2018-present), a Director of Fidelity Management & Research (Japan) Limited (investment adviser firm, 2016-present), and is an employee of Fidelity Investments. Previously, Mr. Cohen served as Executive Vice President of Fidelity SelectCo, LLC (2019), Head of Global Equity Research (2016-2018), Chief Investment Officer - Equity and a Director of Fidelity Management & Research (U.K.) Inc. (investment adviser firm, 2013-2015) and as a Director of Fidelity Management & Research (Hong Kong) Limited (investment adviser firm, 2017).
Jonathan Davis (1968)
Year of Election or Appointment: 2010
Assistant Treasurer
Mr. Davis also serves as an officer of other funds. Mr. Davis serves as Assistant Treasurer of FIMM, LLC (2021-present), FMR Capital, Inc. (2017-present), FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), and FD Funds Management LLC (2021-present); and is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (diversified financial services company, 2003-2010).
Laura M. Del Prato (1964)
Year of Election or Appointment: 2018
Assistant Treasurer
Ms. Del Prato also serves as an officer of other funds. Ms. Del Prato serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2017-present). Previously, Ms. Del Prato served as President and Treasurer of The North Carolina Capital Management Trust: Cash Portfolio and Term Portfolio (2018-2020). Prior to joining Fidelity Investments, Ms. Del Prato served as a Managing Director and Treasurer of the JPMorgan Mutual Funds (2014-2017). Prior to JPMorgan, Ms. Del Prato served as a partner at Cohen Fund Audit Services (accounting firm, 2012-2013) and KPMG LLP (accounting firm, 2004-2012).
Colm A. Hogan (1973)
Year of Election or Appointment: 2020
Assistant Treasurer
Mr. Hogan also serves as an officer of other funds. Mr. Hogan serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present) and is an employee of Fidelity Investments (2005-present). Previously, Mr. Hogan served as Deputy Treasurer of certain Fidelity ® funds (2016-2020) and Assistant Treasurer of certain Fidelity ® funds (2016-2018).
Pamela R. Holding (1964)
Year of Election or Appointment: 2018
Vice President
Ms. Holding also serves as Vice President of other funds. Ms. Holding serves as Co-Head of Equity (2018-present) and is an employee of Fidelity Investments (2013-present). Previously, Ms. Holding served as Executive Vice President of Fidelity SelectCo, LLC (2019) and as Chief Investment Officer of Fidelity Institutional Asset Management (2013-2018).
Cynthia Lo Bessette (1969)
Year of Election or Appointment: 2019
Secretary and Chief Legal Officer (CLO)
Ms. Lo Bessette also serves as an officer of other funds. Ms. Lo Bessette serves as CLO, Secretary, and Senior Vice President of Fidelity Management & Research Company LLC (investment adviser firm, 2019-present); CLO of Fidelity Management & Research (Hong Kong) Limited, FMR Investment Management (UK) Limited, and Fidelity Management & Research (Japan) Limited (investment adviser firms, 2019-present); Secretary of FD Funds GP LLC (2021-present), FD Funds Holding LLC (2021-present), FD Funds Management LLC (2021-present), and Fidelity Diversifying Solutions LLC (investment adviser firm, 2022-present); and Assistant Secretary of FIMM, LLC (2019-present). She is a Senior Vice President and Deputy General Counsel of FMR LLC (diversified financial services company, 2019-present), and is an employee of Fidelity Investments. Previously, Ms. Lo Bessette served as CLO, Secretary, and Senior Vice President of FMR Co., Inc. (investment adviser firm, 2019); Secretary of Fidelity SelectCo, LLC and Fidelity Investments Money Management, Inc. (investment adviser firms, 2019). Prior to joining Fidelity Investments, Ms. Lo Bessette was Executive Vice President, General Counsel (2016-2019) and Senior Vice President, Deputy General Counsel (2015-2016) of OppenheimerFunds (investment management company) and Deputy Chief Legal Officer (2013-2015) of Jennison Associates LLC (investment adviser firm).
Chris Maher (1972)
Year of Election or Appointment: 2020
Deputy Treasurer
Mr. Maher also serves as an officer of other funds. Mr. Maher serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), and is an employee of Fidelity Investments (2008-present). Previously, Mr. Maher served as Assistant Treasurer of certain funds (2013-2020); Vice President of Asset Management Compliance (2013), Vice President of the Program Management Group of FMR (investment adviser firm, 2010-2013), and Vice President of Valuation Oversight (2008-2010).
Jason P. Pogorelec (1975)
Year of Election or Appointment: 2020
Chief Compliance Officer
Mr. Pogorelec also serves as Chief Compliance Officer of other funds. Mr. Pogorelec is a senior Vice President of Asset Management Compliance for Fidelity Investments and is an employee of Fidelity Investments (2006-present). Previously, Mr. Pogorelec served as Vice President, Associate General Counsel for Fidelity Investments (2010-2020) and Assistant Secretary of certain Fidelity ® funds (2015-2020).
Brett Segaloff (1972)
Year of Election or Appointment: 2021
Anti-Money Laundering (AML) Officer
Mr. Segaloff also serves as an AML Officer of other funds and other related entities. He is Director, Anti-Money Laundering (2007-present) of FMR LLC (diversified financial services company) and is an employee of Fidelity Investments (1996-present).
Stacie M. Smith (1974)
Year of Election or Appointment: 2016
President and Treasurer
Ms. Smith also serves as an officer of other funds. Ms. Smith serves as Assistant Treasurer of FIMM, LLC (2021-present) and FMR Capital, Inc. (2017-present), is an employee of Fidelity Investments (2009-present), and has served in other fund officer roles. Prior to joining Fidelity Investments, Ms. Smith served as Senior Audit Manager of Ernst & Young LLP (accounting firm, 1996-2009). Previously, Ms. Smith served as Assistant Treasurer (2013-2019) and Deputy Treasurer (2013-2016) of certain Fidelity ® funds.
Jim Wegmann (1979)
Year of Election or Appointment: 2019
Assistant Treasurer
Mr. Wegmann also serves as an officer of other funds. Mr. Wegmann serves as Assistant Treasurer of FIMM, LLC (2021-present) and is an employee of Fidelity Investments (2011-present). Previously, Mr. Wegmann served as Assistant Treasurer of certain Fidelity ® funds (2019-2021).
Shareholder Expense Example
As a shareholder, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments or redemption proceeds, as applicable and (2) ongoing costs, which generally include management fees, distribution and/or service (12b-1) fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (July 1, 2022 to December 31, 2022).

Actual Expenses
The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class/Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. If any fund is a shareholder of any underlying mutual funds or exchange-traded funds (ETFs) (the Underlying Funds), such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses incurred presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Hypothetical Example for Comparison Purposes
The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. If any fund is a shareholder of any Underlying Funds, such fund indirectly bears its proportional share of the expenses of the Underlying Funds in addition to the direct expenses as presented in the table. These fees and expenses are not included in the annualized expense ratio used to calculate the expense estimate in the table below. The estimate of expenses does not include any fees or other expenses of any variable annuity or variable life insurance product. If they were, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Annualized Expense Ratio- A	Beginning Account Value July 1, 2022	Ending Account Value December 31, 2022	Expenses Paid During Period- C July 1, 2022 to December 31, 2022
VIP Growth & Income Portfolio
Initial Class	.52%
Actual		$ 1,000	$ 1,080.10	$ 2.73
Hypothetical- B		$ 1,000	$ 1,022.58	$ 2.65
Service Class	.62%
Actual		$ 1,000	$ 1,079.10	$ 3.25
Hypothetical- B		$ 1,000	$ 1,022.08	$ 3.16
Service Class 2	.77%
Actual		$ 1,000	$ 1,078.80	$ 4.03
Hypothetical- B		$ 1,000	$ 1,021.32	$ 3.92
Investor Class	.60%
Actual		$ 1,000	$ 1,079.40	$ 3.14
Hypothetical- B		$ 1,000	$ 1,022.18	$ 3.06

A   Annualized expense ratio reflects expenses net of applicable fee waivers.

B   5% return per year before expenses

C   Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/ 365 (to reflect the one-half year period). The fees and expenses of any Underlying Funds are not included in each annualized expense ratio.

Distributions   (Unaudited)
The dividend and capital gains distributions for the fund(s) are available on Fidelity.com or Institutional.Fidelity.com.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended December 31 st , 2022, $38,059,654, or, if subsequently determined to be different, the net capital gain of such year.

Initial Class, Service Class, Service Class 2, and Investor Class designate 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

1.540026.125
VIPGI-ANN-0323

Item 2.

Code of Ethics

As of the end of the period, December 31, 2022, Variable Insurance Products Fund III (the trust) has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer.  A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3.

Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Donald F. Donahue is an audit committee financial expert, as defined in Item 3 of Form N-CSR.  Mr. Donahue is independent for purposes of Item 3 of Form N-CSR.

Item 4.

Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, “Deloitte Entities”) in each of the last two fiscal years for services rendered to VIP Balanced Portfolio, VIP Dynamic Capital Appreciation Portfolio, VIP Growth & Income Portfolio, VIP Growth Opportunities Portfolio, and VIP Value Strategies Portfolio (the “Funds”):

Services Billed by Deloitte Entities

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$52,000	$-	$9,800	$1,200
VIP Dynamic Capital Appreciation Portfolio	$34,600	$-	$8,800	$900
VIP Growth & Income Portfolio	$43,600	$-	$8,800	$1,100
VIP Growth Opportunities Portfolio	$46,000	$-	$7,100	$1,100
VIP Value Strategies Portfolio	$40,600	$-	$10,500	$1,000

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Balanced Portfolio	$50,600	$-	$10,400	$1,200
VIP Dynamic Capital Appreciation Portfolio	$33,600	$-	$9,000	$900
VIP Growth & Income Portfolio	$42,500	$-	$8,800	$1,100
VIP Growth Opportunities Portfolio	$44,800	$-	$7,400	$1,100
VIP Value Strategies Portfolio	$39,500	$-	$10,700	$1,000

A Amounts may reflect rounding.

The following table presents fees billed by PricewaterhouseCoopers LLP (“PwC”) in each of the last two fiscal years for services rendered to VIP Mid Cap Portfolio (the “Fund”):

Services Billed by PwC

December 31, 2022 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$43,200	$3,600	$10,600	$1,200

December 31, 2021 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
VIP Mid Cap Portfolio	$39,600	$3,900	$7,100	$1,200

A Amounts may reflect rounding.

The following table(s) present(s) fees billed by Deloitte Entities and PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Fund(s) and that are rendered on behalf of Fidelity Management & Research Company LLC ("FMR") and entities controlling, controlled by, or under common control with FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund(s) (“Fund Service Providers”):

Services Billed by Deloitte Entities

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$-	$-
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

Services Billed by PwC

	December 31, 2022A	December 31, 2021A
Audit-Related Fees	$7,914,600	$8,522,600
Tax Fees	$1,000	$354,200
All Other Fees	$-	$-

A Amounts may reflect rounding.

“Audit-Related Fees” represent fees billed for assurance and related services that are reasonably related to the performance of the fund audit or the review of the fund's financial statements and that are not reported under Audit Fees.

“Tax Fees” represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the fund.

“All Other Fees” represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by Deloitte Entities and PwC for services rendered to the Fund(s), FMR (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider for each of the last two fiscal years of the Fund(s) are as follows:

Billed By	December 31, 2022A	December 31, 2021A
Deloitte Entities	$507,900	$573,200
PwC	$12,898,400	$14,131,700

A Amounts may reflect rounding.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by Deloitte Entities and PwC to Fund Service Providers to be compatible with maintaining the independence of Deloitte Entities and PwC in its(their) audit of the Fund(s), taking into account representations from Deloitte Entities and PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Fund(s) and its(their) related entities and FMR’s review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund(s) Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by a fund’s independent registered public accounting firm relating to the operations or financial reporting of the fund. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to a Fidelity fund and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of a Fidelity fund (“Covered Service”) are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair’s absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of a Fidelity fund are reported to the Audit Committee periodically.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X (“De Minimis Exception”)

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Fund’s(s’) last two fiscal years relating to services provided to (i) the Fund(s) or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Fund(s).

Item 5.

Audit Committee of Listed Registrants

Not applicable.

Item 6.

Investments

(a)

Not applicable.

(b)

Not applicable.

Item 7.

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.

Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.

Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.

Submission of Matters to a Vote of Security Holders

There were no material changes to the procedures by which shareholders may recommend nominees to the trust’s Board of Trustees.

Item 11.

Controls and Procedures

(a)(i)  The President and Treasurer and the Chief Financial Officer have concluded that the trust’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii)  There was no change in the trust’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust’s internal control over financial reporting.

Item 12.

Disclosure of Securities Lending Activities for Closed-End Management

Investment Companies

Not applicable.

Item 13.

Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Variable Insurance Products Fund III

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Stacie M. Smith
Stacie M. Smith
President and Treasurer

Date:	February 21, 2023

By:	/s/John J. Burke III
John J. Burke III
Chief Financial Officer

Date:	February 21, 2023